UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07883

ICON Funds

(Exact name of registrant as specified in charter)

5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Address of principal executive offices) (Zip code)

Carrie Schoffman

5299 DTC Blvd. Suite 1200 Greenwood Village, CO 80111

(Name and address of agent for service)

Registrant’s telephone number, including area code: 303-790-1600

Date of fiscal year end: September 30, 2015

Date of reporting period: September 30, 2015

Item 1. Reports to Stockholders.

2015 ANNUAL REPORT

ICON DIVERSIFIED FUNDS

INVESTMENT UPDATE

ICON Bond Fund

ICON Equity Income Fund

ICON Fund

ICON Long/Short Fund

ICON Opportunities Fund

ICON Risk-Managed Balanced Fund

1-800-764-0442 | www.iconfunds.com

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442     •    www.iconfunds.com

ABOUT THIS REPORT (UNAUDITED)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2015, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

There are risks associated with selling short, including the risk that the ICON Long/Short Fund may have to cover its short position at a higher price than the short price, resulting in a loss. The ICON Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases. Call options involve certain risks, such as limited gains and lack of liquidity in the underlying securities, and are not suitable for all investors.

Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. The ICON Bond Fund and ICON Equity Income Fund may invest up to 35% and 25% of its assets in high-yield bonds that are below investment

2	ABOUT THIS REPORT

grade, respectively. ICON Risk-Managed Balanced Fund may invest up to 10% of its assets in high-yield bonds that are below investment grade. High-yield bonds involve a greater risk of default and price volatility than U.S. Government and other higher-quality bonds.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

Investments in other mutual fund companies may entail certain risks. For example, the Fund’s performance depends on the underlying funds in which it invests, and it is subject to the risks of the underlying funds. Additionally, an investment by the Fund or underlying fund in exchange-traded funds generally presents the same primary risks as an investment in a mutual fund.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ABOUT THIS REPORT	3

MANAGEMENT OVERVIEW (UNAUDITED) ICON BOND FUND

Q.	How did the Fund perform relative to its benchmark?

A.	For the Fund’s fiscal year ended September 30, 2015, the ICON Bond Fund (the Fund) Class S shares underperformed its benchmark, the Barclays Capital U.S. Universal Index (ex-MBS). The Fund returned -0.28% while the Barclays Capital U.S. Universal Index (ex-MBS) returned 2.00%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Investors began fiscal year 2015 anticipating a rising rate environment. As the year unfolded, a general economic malaise and declining inflation expectations produced the exact opposite, a rate rally. The U.S. Treasury market experienced volatility through the fiscal year as the yield on the 10-Year U.S. Treasury began the fiscal year at 2.49%, fell to 1.64% by the end of January 2015, due in large part to macro-economic uncertainty, rose to 2.48% at the end of May 2015, and finally finished the fiscal year at 2.04%. Corporate bond spreads experienced volatility of their own as default concerns that started primarily in the Energy sector eventually spread to other sectors of the economy. Over the course of the fiscal year, the Fund maintained a lower overall duration relative to the benchmark, causing the majority of the Fund’s underperformance as both curve return and curve carry worked against the Fund’s holdings. In the corporate bond segment of the market, the Fund maintained a relatively defensive posture as we felt spreads, specifically in the high yield segment of the market, had reached unsustainable levels. This defensive posture proved to be advantageous for the Fund as spreads began to aggressively widen, especially in the Energy sector. However, the Fund was not completely immune from the sell-off due to a small allocation to high yield bonds in the Energy sector and a specific security within the Telecommunication space. Other positions that provided positive returns for the Fund over the course of the fiscal year included preferred shares and investments in closed-end funds. Both areas provided positive returns and diversification benefits relative to the volatility in the fixed income market. In the end, the negative effects of yield curve movements proved too large to offset and the ICON Bond Fund underperformed the benchmark over the course of the fiscal year.

4	MANAGEMENT OVERVIEW

Q.	How did the Fund’s composition affect performance?

A.	As stated above, the Fund underperformed its benchmark during the fiscal year. Further analysis shows the underperformance stemmed from both negative curve return and negative curve carry as the Fund had a lower overall duration and virtually no exposure to long-dated U.S. Treasuries over the course of the fiscal year. The Fund had positive selection effect in the corporate bond segment of the market where holdings within the Information Technology, Financials, and Materials sectors of the market experienced larger spread movement than the broad market. Additionally, the Fund had positive selection effect from closed-end fund positions where either discount tightening was realized or activist actions resulted in bond tenders. Negative allocation effect came from the Fund’s lack of holdings in both long-dated high quality corporate bonds and long-dated U.S. Treasuries as the long end of the curve experienced strong returns. Based on our internal assumption of risk and returns, we felt as though duration extension was unwarranted and would rather look to focus on bottom up security selection.

Q.	What is your investment outlook for the bond market?

A.	The end of fiscal year 2015 saw an increase in both spread and interest rate volatility as concerns about domestic and global growth persisted. Overall, we generally believe these concerns will eventually subside and the volatility in spread product will create opportunities. Specifically, we are beginning to look for higher quality, high yield bonds in the Energy sector as risk return profiles are beginning to look attractive. While we don’t anticipate a substantial upward movement in interest rates over the course of the next 12 months, the Fund is positioned in the lower portion of its duration range as we move into fiscal year 2016. We continue to shy away from interest rate forecasts and remain steadfast in our search for issue specific opportunities. We are looking for opportunities that have the characteristics of credit upgrades, special situations, or anticipated future bond tenders. While future bond market volatility might be substantial, we believe our unique investment methodology will help the Fund navigate the changing market.

MANAGEMENT OVERVIEW	5

ICON Bond Fund

Credit Diversification

September 30, 2015

Aaa	6.8%
A2	1.2%
A3	6.5%
A-	1.8%	*
Baa1	9.2%
Baa2	9.2%
Baa3	5.6%
Ba1	10.9%
Ba2	8.9%
Ba3	0.8%
B1	4.1%
B2	5.1%
B3	1.5%
Caa1	3.5%
NR	7.0%

	82.1%

*	Reflects S&P Rating of A- since a Moody’s rating is unavailable for MASTR Seasoned Security Trust 2005-1, CMO as of September 30, 2015.

Percentages are based upon U.S. Treasury obligations, collateralized mortgage obligations, corporate and foreign corporate bond investments as a percentage of net assets. Ratings based on Moody’s Investors Service, Inc.

6	MANAGEMENT OVERVIEW

ICON Bond Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Bond Fund - Class S	5/6/04	-0.28%	2.91%	4.46%	4.41%	0.86%	0.75%
ICON Bond Fund - Class C	10/21/02	-1.10%	2.04%	3.59%	3.94%	2.27%	1.60%
ICON Bond Fund - Class A	9/30/10	-0.44%	2.69%	N/A	2.69%	1.44%	1.00%
ICON Bond Fund - Class A (including maximum sales charge of 4.75%)	9/30/10	-5.16%	N/A	N/A	1.69%	1.44%	1.00%
Barclays Capital U.S. Universal Index		2.33%	3.36%	4.80%	5.01%	N/A	N/A
Barclays Capital U.S. Universal Index (ex-MBS)		2.00%	3.49%	4.78%	5.18%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	7

ICON Bond Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Bond Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Bond Fund’s other share classes will vary due to differences in charges and expenses. The Bond Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

8	MANAGEMENT OVERVIEW

ICON BOND FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Interest Rate	Maturity Date	Value

Corporate Bonds (63.3%)
Communications (2.1%)
$500,000	Cincinnati Bell Telephone Co. LLC	6.30%	12/01/28	$467,500
1,290,000	Cincinnati Bell, Inc.	8.38%	10/15/20	1,298,869

				1,766,369
Consumer, Cyclical (5.7%)
800,000	Darden Restaurants, Inc.	6.45%	10/15/17	870,900
1,300,000	Darden Restaurants, Inc.	7.05%	10/15/37	1,553,526
1,000,000	International Game Technology(a)	5.35%	10/15/23	915,000
1,000,000	Pinnacle Entertainment, Inc.	7.50%	04/15/21	1,042,500
500,000	Pinnacle Entertainment, Inc.	6.38%	08/01/21	529,165

				4,911,091
Consumer, Non-cyclical (23.0%)
2,798,000	Altria Group, Inc.	9.25%	08/06/19	3,487,167
1,000,000	HCA, Inc.	5.25%	04/15/25	1,021,250
2,336,000	Kraft Heinz Foods Co.(b)	4.88%	02/15/25	2,492,979
3,000,000	Hospira, Inc.	5.80%	08/12/23	3,474,468
1,000,000	inVentiv Health, Inc.(b)	9.00%	01/15/18	1,032,500
2,565,000	Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc.	5.75%	04/15/23	2,715,694
3,250,000	Omnicare, Inc.	4.75%	12/01/22	3,510,000
1,797,000	Prospect Medical Holdings, Inc.(b)	8.38%	05/01/19	1,877,865

				19,611,923
Energy (2.9%)
500,000	Bill Barrett Corp.(a)	7.00%	10/15/22	325,000
750,000	Noble Energy, Inc.	5.88%	06/01/22	748,585
500,000	Noble Energy, Inc.	5.88%	06/01/24	497,500
1,000,000	Range Resources Corp.(a)	5.00%	08/15/22	885,000

				2,456,085
Financial (23.5%)
1,366,000	Ally Financial, Inc.	8.00%	03/15/20	1,570,900
1,010,000	E*TRADE Financial Corp.	5.38%	11/15/22	1,070,600
2,500,000	General Electric Capital Corp., Series A(c)	7.13%	06/15/22	2,887,500
1,300,000	General Electric Capital Corp., Series B(c)	6.25%	12/15/22	1,410,500
600,000	GFI Group, Inc.	8.63%	07/19/18	648,000

SCHEDULE OF INVESTMENTS	9

Shares or Principal Amount		Interest Rate	Maturity Date	Value

$1,015,000	Highmark, Inc.(b)	4.75%	05/15/21	$1,053,074
1,000,000	Highmark, Inc.(b)	6.13%	05/15/41	1,011,381
1,094,000	KeyCorp Capital II	6.88%	03/17/29	1,215,504
2,439,000	MBIA, Inc.	6.63%	10/01/28	2,384,122
1,500,000	NTC Capital I, Series A, FRN(c)	0.81%	01/15/27	1,305,000
1,000,000	Prudential Financial, Inc.(c)	8.88%	06/15/68	1,147,750
2,000,000	State Street Capital Trust I, FRN(c)	0.88%	05/15/28	1,740,000
2,800,000	USB Realty Corp., FRN(b)(c)	1.44%	01/15/17	2,541,000

				19,985,331
Industrials (2.6%)
1,260,000	Ingersoll-Rand Co.	6.39%	11/15/27	1,525,403
700,000	Vulcan Materials Co.	4.50%	04/01/25	686,000

				2,211,403
Technology (3.5%)
1,000,000	First Data Corp.	11.25%	01/15/21	1,092,500
1,671,000	First Data Corp.	12.63%	01/15/21	1,898,674

				2,991,174

Total Corporate Bonds (Cost $55,099,454)				53,933,376
U.S. Treasury Obligations (6.8%)
5,030,420	Treasury Inflation Protected Security	0.13%	07/15/24	4,799,599
1,000,000	U.S. Treasury Note	2.00%	08/15/25	994,714

Total U.S. Treasury Obligations (Cost $5,805,361)				5,794,313
Collateralized Mortgage Obligations (7.6%)
496,411	Citigroup Mortgage Loan Trust, Inc., Series 2013-J1, Class B3, CMO, VRN(b)(c)(d)	3.56%	10/25/43	486,496
1,444,702	MASTR Seasoned Securitization Trust, Inc., Series 2005-1, Class 1A1, CMO(c)	6.54%	09/25/32	1,574,068
1,191,970	Sequoia Mortgage Trust, Inc., Series 2013-1, Class B2, CMO, FRN(c)(d)	3.64%	02/25/43	1,147,233
1,904,186	Sequoia Mortgage Trust, Inc., Series 2013-10, Class B2, CMO, VRN(b)(c)(d)	3.59%	08/25/43	1,791,775
1,474,117	Sequoia Mortgage Trust, Inc., Series 2014-4, Class B2, CMO, VRN(b)(c)(d)	3.90%	11/25/44	1,463,281

Total Collateralized Mortgage Obligations (Cost $6,595,754)				6,462,853
Municipal Bond (1.3%)
1,000,000	Texas State Public Finance Authority, Charter School Finance Corp.	7.50%	08/15/30	1,073,690

Total Municipal Bonds (Cost $1,079,062)				1,073,690

10	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Interest Rate	Maturity Date	Value

Foreign Corporate Bonds (3.1%)
Consumer, Cyclical (1.7%)
$1,300,000	Air Canada(b)	8.75%	04/01/20	$1,418,625

Energy (1.4%)
200,000	Encana Corp.	6.50%	02/01/38	176,460
1,000,000	BG Energy Capital PLC(b)	4.00%	10/15/21	1,062,042

				1,238,502

Total Foreign Corporate Bonds (Cost $2,690,541)				2,657,127

Shares or Principal Amount				Value
Preferred Stocks (6.7%)
Diversified Banks (1.3%)
10,000	GMAC Capital Trust I, Series 2			255,300
35,686	RBS Capital Funding Trust V, Series E			869,668

				1,124,968
Diversified REIT’s (0.4%)
20,872	Winthrop Realty Trust, REIT			299,722

Office REIT’s (4.2%)
70,039	Equity Commonwealth, Series E			1,784,593
69,852	Gramercy Property Trust, Inc., Series B(d)			1,781,226

				3,565,819
Specialized REIT’s (0.8%)
28,300	Digital Realty Trust, Inc., Series E(a)			721,933

Total Preferred Stocks (Cost $5,705,428)				5,712,442
Closed-End Mutual Funds (9.4%)
37,949	AllianceBernstein Income Fund, Inc.			298,279
5,800	BlackRock Enhanced Government Fund, Inc.			79,924
29,661	Deutsche Global High Income Fund, Inc.			224,207
213,226	Federated Enhanced Treasury Income Fund			2,882,816
29,930	First Trust Mortgage Income Fund			430,693
13,170	Firsthand Technology Value Fund, Inc.(a)			112,077
36,360	Fort Dearborn Income Securities, Inc.			512,676
5,936	LMP Real Estate Income Fund, Inc.			72,894
29,584	Montgomery Street Income Securities, Inc.			514,466
5,201	Nuveen Mortgage Opportunity Term Fund			116,502
96,140	Transamerica Income Shares, Inc.			2,082,392
60,936	Western Asset/Claymore Inflation-Linked Securities & Income Fund			642,875

Total Closed-End Mutual Funds (Cost $8,269,885)				7,969,801

SCHEDULE OF INVESTMENTS	11

Shares or Principal Amount		Value

Collateral for Securities on Loan (1.1%)
$974,488	State Street Navigator Prime Portfolio, 0.20%	$974,488

Total Collateral for Securities on Loan (Cost $974,488)		974,488
Short-Term Investments (1.1%)
923,476	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	923,476

Total Short-Term Investments (Cost $923,476)		923,476
Total Investments 100.4% (Cost $87,143,449)		85,501,566
Liabilities Less Other Assets (0.4)%		(369,595)

Net Assets 100.0%		$85,131,971

The accompanying notes are an integral part of the financial statements.

(a)	All or a portion of the security was on loan as of September 30, 2015.

(b)	144A—Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	Floating Rate Security. Rate disclosed is as of September 30, 2015.

(d)	These securities are considered to be illiquid. The aggregate value of these securities at September 30, 2015 was $6,670,011, which represent 7.8% of the Fund’s Net Assets.

FRN	Floating Rate Note

REIT	Real Estate Investment Trust

VRN	Variable Rate Note

12	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON EQUITY INCOME FUND

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Equity Income Fund (the Fund) Class S shares returned -.17% for the fiscal year ending September 30, 2015, out pacing its benchmark, the S&P Composite 1500 Index, which returned -.30% during the fiscal year. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q. What primary factors were behind the Fund’s relative performance?

A.	While stock returns for the fiscal year 2015 were relatively muted, the period saw notable volatility. From mid-October 2014 to mid-May 2015, the S&P Composite 1500 Index value gained over 14%. However, in just six trading days starting August 16, 2015, the same Index value fell about 10%.

The low interest environment that has persisted over the past few years continued through fiscal year 2015. As the yield on the 10-year U.S. Treasury fell from 2.49% on September 30, 2014 to 2.04% on September 30, 2015, many investors sought higher yields in stocks, which, in turn, helped drive the demand for dividend paying stocks. This demand helped the performance of the Fund. The Utilities sector in particular, which traditionally has stocks with high dividend yields, benefited from the interest rate pressure. In September 2015, many speculated that the Federal Reserve (the FED) would raise rates for the first time since 2006. Ultimately, the FED decided not to raise rates at that time and, as previously stated, the yield on the 10-Year U.S. Treasury note fell to 2.04% by the end of September 2015.

Q.	How did the Fund’s composition affect performance?

A.	At the sector level, the Consumer Staples sector had the largest positive effect on Fund’s relative performance from a total effect standpoint. Drilling down to the stock level to assess the source of this sector’s out performance, the Fund’s position in B&G Foods, Inc. was single largest positive contributor to the Fund’s performance.

During specific periods over the course year, the overall average market value-to-price (V/P) ratio fell below 1. Because of these valuations, the Fund held increased levels of both cash and fixed income. The cash position was a positive for the Fund. However, the Fund’s fixed income

MANAGEMENT OVERVIEW	13

holdings created a headwind for the Fund. The Fund’s fixed income exposure primarily came from corporate bonds. While the interest rate environment was positive for government bonds, the spread between corporate bonds and government bond increased. This spread increase outpaced the improving interest rate environment leading to downward pressure on corporate bond pricing.

In addition, a sharp decline in energy commodity prices led to a steep drop in the Energy sector. While the Fund was underweight in the Energy sector relative to the benchmark, the stock selection within the Fund under performed the Energy sector holdings within the benchmark. Ultimately, the Fund’s energy exposure was the largest detractor from Fund performance. In the end, the detractors and the contributors nearly canceled each other out, leaving the Fund with only minor outperformance of the benchmark.

Q.	What is the outlook for the ICON Equity Income Fund?

A.	The overall average V/P ratio for the stocks we track within our system was 1.09 as of September 30, 2015. The highest V/P at a sector level was the Financial sector with a V/P of 1.28 as of September 30, 2015. The Financial sector’s relatively high V/P ratio coupled with attractive yields on a large percentage of stocks within the sector, led to a large allocation within the Fund to the Financial sector. In addition, the Fund has an overweight position relative to the benchmark in the Utilities sector due in large part to the sector’s overall average V/P ratio of 1.11 and the large number of dividend paying stocks within the sector. We will continue to monitor the equity market to find the best combination of value and dividend for our investors.

14	MANAGEMENT OVERVIEW

ICON Equity Income Fund

Sector Composition

September 30, 2015

Financial	32.0%
Utilities	11.1%
Consumer Discretionary	10.6%
Information Technology	8.6%
Leisure and Consumer Staples	7.6%
Materials	6.4%
Telecommunication & Utilities	3.9%
Energy	3.8%
Telecommunication Services	2.0%
Health Care	1.9%
Industrials	1.9%

89.8%

Percentages are based upon common, convertible preferred and preferred stocks as a percentage of net assets.

ICON Equity Income Fund

Industry Composition

September 30, 2015

Asset Management & Custody Banks	6.8%
Integrated Telecommunication Services	5.9%
Multi-Utilities	5.8%
Diversified Banks	5.0%
Multi-line Insurance	4.3%
Movies & Entertainment	3.8%
Regional Banks	3.8%
Electric Utilities	3.7%
Tobacco	3.6%
Automobile Manufacturers	3.3%
Technology Hardware, Storage & Peripherals	3.2%
Diversified Chemicals	3.0%
Oil & Gas Refining & Marketing	2.8%
Life & Health Insurance	2.2%
Packaged Foods & Meats	2.1%
Semiconductors	2.1%
Computer & Electronics Retail	2.0%
Biotechnology	1.9%
Construction & Farm Machinery & Heavy Trucks	1.9%

Insurance Brokers	1.9%
Soft Drinks	1.9%
Health Care REITs	1.8%
Thrifts & Mortgage Finance	1.8%
Electronic Equipment & Instruments	1.7%
Fertilizers & Agricultural Chemicals	1.7%
Paper Products	1.7%
Gas Utilities	1.6%
Semiconductor Equipment	1.6%
Housewares & Specialties	1.5%
Mortgage REIT’s	1.4%
Residential REIT’s	1.3%
Consumer Finance	1.2%
Oil & Gas Storage & Transportation	1.0%
Office REIT’s	0.5%

89.8%

Percentages are based upon common, convertible preferred and preferred stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	15

ICON Equity Income Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Equity Income Fund - Class S	5/10/04	-0.17%	9.72%	4.90%	6.13%	1.38%	1.20%
ICON Equity Income Fund - Class C	11/8/02	-1.16%	8.62%	3.86%	6.51%	2.45%	2.20%
ICON Equity Income Fund - Class A	5/31/06	-0.38%	9.45%	N/A	4.60%	1.59%	1.45%
ICON Equity Income Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-6.09%	8.17%	N/A	3.94%	1.59%	1.45%
S&P Composite 1500 Index		-0.30%	13.34%	6.95%	8.62%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

16	MANAGEMENT OVERVIEW

ICON Equity Income Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Equity Income Fund’s Class S shares on the Class’ inception date of 5/10/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Equity Income Fund’s other share classes will vary due to differences in charges and expenses. The Equity Income Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	17

ICON EQUITY INCOME FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (85.2%)
Asset Management & Custody Banks (6.8%)
49,100	Ares Capital Corp.	$710,968
32,600	Arlington Asset Investment Corp., Class A(a)	458,030
18,700	Invesco, Ltd.	584,001
26,000	Main Street Capital Corp.(a)	693,160
28,700	Triangle Capital Corp.(a)	472,976

		2,919,135
Automobile Manufacturers (3.3%)
56,400	Ford Motor Co.	765,348
21,400	General Motors Co.	642,428

		1,407,776
Biotechnology (1.9%)
15,100	AbbVie, Inc.	821,591

Computer & Electronics Retail (2.0%)
20,900	GameStop Corp., Class A(a)	861,289

Construction & Farm Machinery & Heavy Trucks (1.9%)
7,300	Cummins, Inc.	792,634

Diversified Banks (2.1%)
14,500	JPMorgan Chase & Co.	884,065

Diversified Chemicals (3.0%)
19,300	Dow Chemical Co.	818,320
49,500	Huntsman Corp.	479,655

		1,297,975
Electric Utilities (3.7%)
16,800	ALLETE, Inc.	848,232
26,800	OGE Energy Corp.	733,248

		1,581,480
Electronic Equipment & Instruments (1.7%)
84,800	Daktronics, Inc.	735,216

Shares or Principal Amount		Value

Fertilizers & Agricultural Chemicals (1.7%)
8,300	Agrium, Inc.(a)	$742,850

Gas Utilities (1.6%)
14,000	National Fuel Gas Co.	699,720

Health Care REITs (1.8%)
20,800	HCP, Inc., REIT	774,800

Housewares & Specialties (1.5%)
13,200	Tupperware Brands Corp.(a)	653,268

Insurance Brokers (1.9%)
19,800	Arthur J Gallagher & Co.	817,344

Integrated Telecommunication Services (5.9%)
23,300	BCE, Inc.	954,368
87,900	Spark New Zealand, Ltd., ADR	836,808
16,700	Verizon Communications, Inc.	726,617

		2,517,793
Life & Health Insurance (2.2%)
28,500	Sun Life Financial, Inc.	919,410

Mortgage REIT’s (1.4%)
61,000	Annaly Capital Management, Inc., REIT	602,070

Movies & Entertainment (3.8%)
10,100	Time Warner, Inc.	694,375
21,100	Viacom, Inc., Class B	910,465

		1,604,840
Multi-line Insurance (4.3%)
29,600	Horace Mann Educators Corp.	983,312
24,200	Kemper Corp.	855,954

		1,839,266

18	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value

Multi-Utilities (5.8%)
17,900	Black Hills Corp.	$739,986
24,800	CMS Energy Corp.	875,936
10,700	DTE Energy Co.	859,959

		2,475,881
Oil & Gas Refining & Marketing (2.8%)
18,400	PBF Energy, Inc., Class A	519,432
8,500	Phillips 66	653,140

		1,172,572
Oil & Gas Storage & Transportation (1.0%)
13,900	TransCanada Corp.(a)	438,962

Packaged Foods & Meats (2.1%)
24,200	B&G Foods, Inc.	882,090

Paper Products (1.7%)
19,200	International Paper Co.	725,568

Regional Banks (3.8%)
50,100	Fifth Third Bancorp	947,391
72,100	First Commonwealth Financial Corp.	655,389

		1,602,780
Residential REIT’s (1.3%)
7,300	Camden Property Trust, REIT	539,470

Shares or Principal Amount		Value
Semiconductor Equipment (1.6%)
45,800	Applied Materials, Inc.	$672,802

Semiconductors (2.1%)
18,000	Texas Instruments, Inc.	891,360

Soft Drinks (1.9%)
10,200	Dr. Pepper Snapple Group, Inc.	806,310

Technology Hardware, Storage & Peripherals (3.2%)
22,700	Lexmark International, Inc.	657,846
9,000	Western Digital Corp.	714,960

		1,372,806
Thrifts & Mortgage Finance (1.8%)
44,600	Dime Community Bancshares, Inc.	753,740

Tobacco (3.6%)
13,700	Altria Group, Inc.	745,280
17,400	Reynolds American, Inc.	770,298

		1,515,578

Total Common Stocks (Cost $39,183,133)		36,322,441

Shares or Principal Amount		Interest Rate	Maturity Date	Value
Corporate Bonds (6.5%)
Basic Materials (0.9%)
$400,000	Alcoa, Inc.	5.13%	10/01/24	$381,000

Consumer, Cyclical (2.1%)
750,000	Darden Restaurants, Inc.	7.05%	10/15/37	896,265

Energy (2.1%)
500,000	California Resources Corp.(a)	6.00%	11/15/24	297,813
500,000	Chesapeake Energy Corp.(a)	5.75%	03/15/23	326,093
500,000	Denbury Resources, Inc.	4.63%	07/15/23	270,000

				893,906
Financial (1.4%)
500,000	Ironshore Holdings US, Inc.(b)	8.50%	05/15/20	587,164

Total Corporate Bonds (Cost $3,263,123)				2,758,335

SCHEDULE OF INVESTMENTS	19

Shares or Principal Amount		Value

Preferred Stocks (2.7%)
Consumer Finance (1.2%)
19,600	Discover Financial Services, Series B(a)	$505,876

Diversified Banks (1.0%)
17,314	RBS Capital Funding Trust V, Series E	421,942

Office REIT’s (0.5%)
8,329	Gramercy Property Trust, Inc., Series B	212,390

Total Preferred Stocks (Cost $1,146,211)		1,140,208
Convertible Preferred Stock (1.9%)
Diversified Banks (1.9%)
700	Wells Fargo & Co., Series L	817,600

Total Convertible Preferred Stocks (Cost $828,278)		817,600
Collateral for Securities on Loan (11.2%)
4,775,526	State Street Navigator Prime Portfolio, 0.20%	4,775,526

Total Collateral for Securities on Loan (Cost $4,775,526)		4,775,526
Short-Term Investments (2.3%)
$986,907	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	986,907

Total Short-Term Investments (Cost $986,907)		986,907
Total Investments 109.8% (Cost $50,183,178)		46,801,017
Liabilities Less Other Assets (9.8)%		(4,158,039)

Net Assets 100.0%		$42,642,978

The accompanying notes are an integral part of the financial statements.

(a)	All or a portion of the security was on loan as of September 30, 2015.

(b)	144A - Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

20	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON FUND

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Fund (the Fund) Class S returned -4.75% for the fiscal year ending September 30, 2015, while its benchmark, the S&P 1500 Index, returned -.30%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Fund outperformed its benchmark over the first six months of the fiscal year due in large part to overweight positions in the Consumer Discretionary and Health Care sectors. Further, an underweight position in the Energy sector, before selling it entirely in late January, as well as having no position in the Utilities sector contributed to Fund outperformance during the first six months. From late June 2015 through August 14, 2015, the day before the steep, sudden 10% drop over six trading days began, the Fund sold positions that had reached ICON’s valuation sell threshold. By August 14, the Fund had accumulated 7.4% cash. In addition, from March 31, 2015 to August 14, 2015, the Fund had gone from a 0% to a 6.2% position in the Utilities sector and from a 13.5% to a 30.7% position in the Financial sector. Despite these two sectors being known for low volatility, as measured by their below average betas, and being the most underpriced sectors according to ICON’s valuation model, Utilities and Financials dropped along with the broad market and did not provide the protection we expected. The Fund dropped more than the overall market and gave back the lead it had accumulated the first six months of the fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	The five biggest contributors to Fund performance were Skyworks Solutions, Home Depot, Mohawk Industries, Perrigo and Emergent Bio-Solutions. The leader is in the Information Technology sector, the next two are in the Consumer Discretionary sector and the last two are part of the Health Care sector.

The five largest detractors from Fund performance were Viacom, Jazz Pharmaceuticals, Applied Materials, Lumber Liquidators and Methode Electronics. All were sold except Jazz Pharmaceuticals which remains in the portfolio. Lumber Liquidators stands out as the most notorious as the company was accused on national television of selling flooring products made from illegal chemicals.

MANAGEMENT OVERVIEW	21

Q.	What is your investment outlook for the overall market?

A.	Over the last year, investor sentiment has been influenced by various situations including an expected rise in interest rates, a changing of the shape of the yield curve, lower oil and commodity prices, and the Energy sector’s performance dragging down earnings across all companies. Many moves in stock prices were not based on value but rather were the result of investor reaction to, and expectations for, the situations mentioned above. Some stocks we viewed as cheap didn’t rise while some we saw as over-priced moved higher. Over the long run we expect stocks to respond to value and therefore believe the market will move higher over the next year about in line with its historic average. We do not see any of the behaviors and signs we believe are typical of market peaks and expect the six-year-old bull market to resume.

ICON Fund

Sector Composition

September 30, 2015

Financial	37.1%
Consumer Discretionary	23.3%
Health Care	14.7%
Materials	7.7%
Information Technology	7.3%
Utilities	6.5%
Industrials	2.1%

98.7%

Percentages are based upon common stocks as a percentage of net assets.

22	MANAGEMENT OVERVIEW

ICON Fund

Industry Composition

September 30, 2015

Regional Banks	13.2%
Biotechnology	7.8%
Multi-line Insurance	5.6%
Diversified Banks	5.5%
Home Improvement Retail	5.3%
Semiconductors	4.6%
Specialty Chemicals	4.6%
Multi-Utilities	4.5%
Pharmaceuticals	3.7%
Automobile Manufacturers	3.4%
Consumer Finance	3.4%
Home Furnishings	3.3%
Health Care Distributors	3.2%
Leisure Products	3.2%

Life & Health Insurance	3.2%
Construction Materials	3.1%
Electronic Components	2.7%
Real Estate Services	2.7%
Hotels, Resorts & Cruise Lines	2.5%
Asset Management & Custody Banks	2.4%
Household Appliances	2.3%
Railroads	2.1%
Electric Utilities	2.0%
Tires & Rubber	2.0%
Auto Parts & Equipment	1.3%
Investment Banking & Brokerage	1.1%

98.7%

Percentages are based upon common stocks as a percentage of net assets.

ICON Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Fund - Class S	5/6/04	-4.75%	9.02%	1.30%	3.15%	1.10%	1.10%
ICON Fund - Class C	11/28/00	-5.86%	8.17%	0.54%	2.69%	2.26%	2.25%
ICON Fund - Class A	5/31/06	-5.13%	8.74%	N/A	-0.10%	1.56%	1.50%
ICON Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-10.56%	7.46%	N/A	-0.73%	1.56%	1.50%
S&P Composite 1500 Index		-0.30%	13.34%	6.95%	4.98%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Since Inception performance results for Class C shares include returns for certain time periods that were restarted as of June 8, 2004.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	23

ICON Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the ICON Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the ICON Fund’s other share classes will vary due to differences in charges and expenses. The ICON Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

24	MANAGEMENT OVERVIEW

ICON FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (98.7%)
Asset Management & Custody Banks (2.4%)
94,900	Janus Capital Group, Inc.	$1,290,640

Auto Parts & Equipment (1.3%)
16,900	BorgWarner, Inc.	702,871

Automobile Manufacturers (3.4%)
36,000	Thor Industries, Inc.	1,864,800

Biotechnology (7.8%)
3,900	Biogen, Inc.†	1,138,059
28,900	Celgene Corp.†	3,126,113

		4,264,172
Construction Materials (3.1%)
11,100	Martin Marietta Materials, Inc.	1,686,645

Consumer Finance (3.4%)
50,800	Encore Capital Group, Inc.†(a)	1,879,600

Diversified Banks (5.5%)
190,600	Bank of America Corp.	2,969,548

Electric Utilities (2.0%)
39,500	OGE Energy Corp.	1,080,720

Electronic Components (2.7%)
27,300	Rogers Corp.†	1,451,814

Health Care Distributors (3.2%)
9,300	McKesson Corp.	1,720,779

Home Furnishings (3.3%)
9,800	Mohawk Industries, Inc.†	1,781,542

Home Improvement Retail (5.3%)
25,200	Home Depot, Inc.	2,910,348

Hotels, Resorts & Cruise Lines (2.5%)
18,700	Wyndham Worldwide Corp.	1,344,530

Shares or Principal Amount		Value

Household Appliances (2.3%)
8,600	Whirlpool Corp.	$1,266,436

Investment Banking & Brokerage (1.1%)
22,500	E*TRADE Financial Corp.†	592,425

Leisure Products (3.2%)
14,400	Polaris Industries, Inc.	1,726,128

Life & Health Insurance (3.2%)
91,700	CNO Financial Group, Inc.	1,724,877

Multi-line Insurance (5.6%)
19,000	American International Group, Inc.	1,079,580
55,800	Kemper Corp.	1,973,646

		3,053,226
Multi-Utilities (4.5%)
63,800	CenterPoint Energy, Inc.	1,150,952
36,800	CMS Energy Corp.	1,299,776

		2,450,728
Pharmaceuticals (3.7%)
15,300	Jazz Pharmaceuticals PLC†	2,031,993

Railroads (2.1%)
42,800	CSX Corp.	1,151,320

Real Estate Services (2.7%)
46,500	CBRE Group, Inc., Class A†	1,488,000

Regional Banks (13.2%)
92,300	Fifth Third Bancorp	1,745,393
183,700	First Commonwealth Financial Corp.	1,669,833
18,300	Signature Bank†	2,517,348
11,000	SVB Financial Group†	1,270,940

		7,203,514

SCHEDULE OF INVESTMENTS	25

Shares or Principal Amount		Value

Semiconductors (4.6%)
29,500	Skyworks Solutions, Inc.	$2,484,195

Specialty Chemicals (4.6%)
24,800	Ashland, Inc.	2,495,376

Tires & Rubber (2.0%)
37,800	Goodyear Tire & Rubber Co.	1,108,674

Total Common Stocks (Cost $53,901,021)		53,724,901
Collateral for Securities on Loan (3.5%)
1,930,400	State Street Navigator Prime Portfolio, 0.20%	1,930,400

Total Collateral for Securities on Loan (Cost $1,930,400)		1,930,400

Shares or Principal Amount		Value

Short-Term Investments (1.4%)
$756,401	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	$756,401

Total Short-Term Investments (Cost $756,401)		756,401
Total Investments 103.6% (Cost $56,587,822)		56,411,702
Liabilities Less Other Assets (3.6)%		(1,977,321)

Net Assets 100.0%		$54,434,381

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2015.

26	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON LONG/SHORT FUND

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Long/Short Fund (the Fund) Class S returned -.11% for the fiscal year ending September 30, 2015, while its benchmark, the S&P 1500 Index, returned -.30%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Fund outperformed its benchmark over the first ten months of the fiscal year due in large part to overweight positions in the Consumer Discretionary and Health Care sectors. Further, an underweight position in the Energy sector, before selling it entirely in late January, as well as having no position in the Utilities sector contributed to Fund outperformance during the first nine months. From late June 2015 through August 14, 2015, the day before the steep, sudden 10% drop over six trading days began, the Fund sold positions that had reached ICON’s valuation sell threshold. By August 14, the Fund had accumulated 6.8% cash and had a 2.37% short position. In addition, from March 31, 2015 to August 14, 2015, the Fund had gone from a 0% to a 4.0% position in the Utilities sector and from a 13.9% to a 32.7% position in the Financial sector. Despite these two sectors being known for low volatility, as measured by their below average betas, and being the most underpriced sectors according to ICON’s valuation model, Utilities and Financials dropped along with the broad market and did not provide the protection we expected. The Fund dropped more than the overall market and gave back most of the lead it had accumulated the first ten months of the fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	The five biggest contributors to Fund performance were Ligand Pharmaceuticals, Skyworks Solutions, Tractor Supply Company, Perrigo and Home Depot. Tractor Supply Company and Perrigo were sold for meeting our value-based sell threshold. The other three remain in the portfolio.

The five largest detractors from Fund performance were Lumber Liquidators, Methode Electronics, Applied Materials, Jazz Pharmaceuticals, and McKesson. The first three were sold while Jazz

MANAGEMENT OVERVIEW	27

Pharmaceuticals and McKesson, both from the Health Care sector, remain in the portfolio. Lumber Liquidators stands out as the most notorious as the company was accused on national television of selling flooring products made from illegal chemicals.

Q.	What is your investment outlook for the overall market?

A.	Over the last year, investor sentiment has been influenced by various situations including an expected rise in interest rates, a changing of the shape of the yield curve, lower oil and commodity prices, and the Energy sector’s performance dragging down earnings across all companies. Many moves in stock prices were not based on value but rather were the result of investor reaction to, and expectations for, the situations mentioned above. Some stocks we viewed as cheap didn’t rise while some we saw as over-priced moved higher. Over the long run we expect stocks to respond to value and therefore believe the market will move higher over the next year about in line with its historic average. We do not see any of the behaviors and signs we believe are typical of market peaks and expect the six-year-old bull market to resume.

ICON Long/Short Fund

Sector Composition

September 30, 2015

Financial	37.1%
Consumer Discretionary	19.8%
Health Care	17.0%
Information Technology	10.7%
Materials	6.3%
Utilities	6.3%
Industrials	1.7%

98.9%

Percentages are based upon common stocks as a percentage of net assets.

28	MANAGEMENT OVERVIEW

ICON Long/Short Fund

Industry Composition

September 30, 2015

Regional Banks	12.3%
Biotechnology	10.2%
Multi-line Insurance	5.4%
Diversified Banks	5.1%
Home Improvement Retail	4.5%
Multi-Utilities	4.3%
Semiconductors	4.1%
Specialty Chemicals	3.9%
Data Processing & Outsourced Services	3.4%
Health Care Distributors	3.4%
Pharmaceuticals	3.4%
Consumer Finance	3.3%
Electronic Components	3.2%
Home Furnishings	3.2%
Life & Health Insurance	3.2%

Automobile Manufacturers	2.7%
Asset Management & Custody Banks	2.6%
Leisure Products	2.6%
Hotels, Resorts & Cruise Lines	2.5%
Construction Materials	2.4%
Household Appliances	2.3%
Real Estate Services	2.1%
Electric Utilities	2.0%
Insurance Brokers	2.0%
Tires & Rubber	2.0%
Railroads	1.7%
Investment Banking & Brokerage	1.1%

98.9%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	29

ICON Long/Short Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Long/Short Fund - Class S	5/6/04	-0.11%	9.10%	2.54%	3.76%	1.45%	1.32%
ICON Long/Short Fund - Class C	10/17/02	-1.19%	7.94%	1.53%	4.61%	2.57%	2.38%
ICON Long/Short Fund - Class A	5/31/06	-0.44%	8.76%	N/A	1.45%	1.81%	1.63%
ICON Long/Short Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-6.18%	7.47%	N/A	0.81%	1.81%	1.63%
S&P Composite 1500 Index		-0.30%	13.34%	6.95%	8.72%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

30	MANAGEMENT OVERVIEW

ICON Long/Short Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Long/Short Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Long/Short Fund’s other share classes will vary due to differences in charges and expenses. The Long/Short Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	31

ICON LONG/SHORT FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (98.9%)
Asset Management & Custody Banks (2.6%)
61,800	Janus Capital Group, Inc.	$840,480

Automobile Manufacturers (2.7%)
17,000	Thor Industries, Inc.	880,600

Biotechnology (10.2%)
2,300	Biogen, Inc.†	671,163
13,500	Celgene Corp.†	1,460,295
13,900	Ligand Pharmaceuticals, Inc.†(a)	1,190,535

		3,321,993
Construction Materials (2.4%)
5,200	Martin Marietta Materials, Inc.	790,140

Consumer Finance (3.3%)
29,400	Encore Capital Group, Inc.†(a)	1,087,800

Data Processing & Outsourced Services (3.4%)
12,300	Mastercard, Inc., Class A	1,108,476

Diversified Banks (5.1%)
107,100	Bank of America Corp.	1,668,618

Electric Utilities (2.0%)
23,700	OGE Energy Corp.	648,432

Electronic Components (3.2%)
19,700	Rogers Corp.†	1,047,646

Health Care Distributors (3.4%)
6,000	McKesson Corp.	1,110,180

Home Furnishings (3.2%)
5,800	Mohawk Industries, Inc.†	1,054,382

Home Improvement Retail (4.5%)
12,800	Home Depot, Inc.	1,478,272

Shares or Principal Amount		Value

Hotels, Resorts & Cruise Lines (2.5%)
11,500	Wyndham Worldwide Corp.	$826,850

Household Appliances (2.3%)
5,100	Whirlpool Corp.	751,026

Insurance Brokers (2.0%)
15,500	Arthur J Gallagher & Co.	639,840

Investment Banking & Brokerage (1.1%)
13,500	E*TRADE Financial Corp.†	355,455

Leisure Products (2.6%)
7,200	Polaris Industries, Inc.	863,064

Life & Health Insurance (3.2%)
56,300	CNO Financial Group, Inc.	1,059,003

Multi-line Insurance (5.4%)
11,600	American International Group, Inc.	659,112
31,200	Kemper Corp.	1,103,544

		1,762,656
Multi-Utilities (4.3%)
34,600	CenterPoint Energy, Inc.	624,184
22,100	CMS Energy Corp.	780,572

		1,404,756
Pharmaceuticals (3.4%)
8,400	Jazz Pharmaceuticals PLC†	1,115,604

Railroads (1.7%)
20,400	CSX Corp.	548,760

Real Estate Services (2.1%)
21,800	CBRE Group, Inc., Class A†	697,600

32	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value

Regional Banks (12.3%)
40,300	Fifth Third Bancorp	$762,073
112,800	First Commonwealth Financial Corp.	1,025,352
10,600	Signature Bank†	1,458,136
6,600	SVB Financial Group†	762,564

		4,008,125
Semiconductors (4.1%)
15,700	Skyworks Solutions, Inc.	1,322,097

Specialty Chemicals (3.9%)
12,600	Ashland, Inc.	1,267,812

Shares or Principal Amount		Value

Tires & Rubber (2.0%)
22,700	Goodyear Tire & Rubber Co.	$665,791

Total Common Stocks (Cost $31,819,065)		32,325,458
Collateral for Securities on Loan (7.0%)
2,281,325	State Street Navigator Prime Portfolio, 0.20%	2,281,325

Total Collateral for Securities on Loan (Cost $2,281,325)		2,281,325
Total Investments 105.9% (Cost $34,100,390)		34,606,783
Liabilities Less Other Assets (5.9)%		(1,924,346)

Net Assets 100.0%		$32,682,437

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2015.

SCHEDULE OF INVESTMENTS	33

MANAGEMENT OVERVIEW (UNAUDITED) ICON OPPORTUNITIES FUND

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Opportunities Fund (the Fund) returned 3.75% for the fiscal year ending September 30, 2015, while its benchmark, the S&P Small-Cap 600 Index, returned 3.81%. Total returns for other periods as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Fund outperformed its benchmark over the first ten months of the fiscal year due in large part to overweight positions in the Consumer Discretionary and Health Care sectors. Further, an underweight position in the Energy sector, before selling it entirely in late January, as well as having no position in the Utilities sector contributed to Fund outperformance during the first nine months. From late June 2015 through August 14, 2015, the day before the steep, sudden 10% drop over six trading days began, the Fund sold positions that had reached ICON’s valuation sell threshold. By August 14, the Fund had accumulated 8.5% cash. In addition, from March 31, 2015 to August 14, 2015, the Fund had gone from a 0% to a 6.3% position in the Utilities sector and from a 14.7% to a 23.7% position in the Financial sector. Despite these two sectors being known for low volatility, as measured by their below average betas, and being the most underpriced sectors according to ICON’s valuation model, Utilities and Financials dropped along with the broad market and did not provide the protection we expected. The Fund dropped more than the overall market and gave back the lead it had accumulated the first ten months of the fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	The five biggest contributors to Fund performance were Ligand Pharmaceuticals, Cambrex, Emergent BioSolutions, Nutrisystem, and Buffalo Wild Wings. The first three are in the Health Care sector while the next two are in the Consumer Discretionary sector.

The five largest detractors from Fund performance were Lumber Liquidators, Conn’s, Methode Electronics, Janus Capital Group, and Methanex. Lumber Liquidators stands out as the most notorious as the company was accused on national television of selling flooring products made from illegal chemicals. Conn’s stock price dropped almost 60% in

34	MANAGEMENT OVERVIEW

six trading days when analysts suspected the credit the company was granting customers buying appliances was resulting in growing delinquencies.

Q.	What is your investment outlook for the overall market?

A.	Over the last year, investor sentiment has been influenced by various situations including an expected rise in interest rates, a changing of the shape of the yield curve, lower oil and commodity prices, and the Energy sector’s performance dragging down earnings across all companies. Many moves in stock prices were not based on value but rather were the result of investor reaction to, and expectations for, the situations mentioned above. Some stocks we viewed as cheap didn’t rise while some we saw as over-priced moved higher. Over the long run we expect stocks to respond to value and therefore believe the market will move higher over the next year about in line with its historic average. We do not see any of the behaviors and signs believe are as typical of market peaks and expect the six-year-old bull market to resume.

ICON Opportunities Fund

Sector Composition

September 30, 2015

Financial	29.1%
Consumer Discretionary	15.2%
Health Care	14.6%
Information Technology	14.4%
Utilities	10.3%
Industrials	8.7%
Materials	3.4%
Leisure and Consumer Staples	2.1%

97.8%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	35

ICON Opportunities Fund

Industry Composition

September 30, 2015

Electric Utilities	6.9%
Multi-line Insurance	6.4%
Regional Banks	6.4%
Consumer Finance	6.2%
Electronic Equipment & Instruments	6.2%
Pharmaceuticals	5.5%
Asset Management & Custody Banks	4.7%
Internet Retail	4.6%
Automobile Manufacturers	4.4%
Internet Software & Services	3.7%
Biotechnology	3.6%
Life Sciences Tools & Services	3.6%
Construction & Farm Machinery & Heavy Trucks	3.5%
Paper Packaging	3.4%

Life & Health Insurance	3.2%
Aerospace & Defense	3.1%
Semiconductors	2.5%
Gas Utilities	2.3%
Auto Parts & Equipment	2.2%
Insurance Brokers	2.2%
Building Products	2.1%
Packaged Foods & Meats	2.1%
Electronic Components	2.0%
Housewares & Specialties	2.0%
Leisure Products	2.0%
Health Care Facilities	1.9%
Water Utilities	1.1%

97.8%

Percentages are based upon common stocks as a percentage of net assets.

ICON Opportunities Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Opportunities Fund	9/28/12	3.75%	11.31%	2.44%	1.50%
S&P Small Cap Total Return		3.81%	13.03%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

36	MANAGEMENT OVERVIEW

ICON Opportunities Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Opportunities Fund on the inception date of 9/28/12 to a $10,000 investment made in an unmanaged securities index on that date. The Opportunities Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	37

ICON OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (97.8%)
Aerospace & Defense (3.1%)
5,449	Curtiss-Wright Corp.	$340,126

Asset Management & Custody Banks (4.7%)
23,000	Janus Capital Group, Inc.	312,800
12,600	WisdomTree Investments, Inc.	203,238

		516,038
Auto Parts & Equipment (2.2%)
4,800	Dorman Products, Inc.†	244,272

Automobile Manufacturers (4.4%)
9,401	Thor Industries, Inc.	486,972

Biotechnology (3.6%)
4,675	Ligand Pharmaceuticals, Inc.†	400,414

Building Products (2.1%)
12,500	Quanex Building Products Corp.	227,125

Construction & Farm Machinery & Heavy Trucks (3.5%)
36,600	Meritor, Inc.†	389,058

Consumer Finance (6.2%)
10,773	Encore Capital Group, Inc.†	398,601
5,453	PRA Group, Inc.†	288,573

		687,174
Electric Utilities (6.9%)
5,257	ALLETE, Inc.	265,426
8,900	Otter Tail Corp.	231,934
5,300	UIL Holdings Corp.	266,431

		763,791
Electronic Components (2.0%)
4,160	Rogers Corp.†	221,229

Shares or Principal Amount		Value

Electronic Equipment & Instruments (6.2%)
6,294	Coherent, Inc.†	$344,282
4,665	FEI Co.	340,731

		685,013
Gas Utilities (2.3%)
4,400	Southwest Gas Corp.	256,608

Health Care Facilities (1.9%)
3,100	Acadia Healthcare Co., Inc.†	205,437

Housewares & Specialties (2.0%)
6,900	Libbey, Inc.	225,009

Insurance Brokers (2.2%)
7,700	Brown & Brown, Inc.	238,469

Internet Retail (4.6%)
19,100	Nutrisystem, Inc.	506,532

Internet Software & Services (3.7%)
5,714	j2 Global, Inc.	404,837

Leisure Products (2.0%)
4,600	Brunswick Corp.	220,294

Life & Health Insurance (3.2%)
18,600	CNO Financial Group, Inc.	349,866

Life Sciences Tools & Services (3.6%)
10,100	Cambrex Corp.†	400,768

Multi-line Insurance (6.4%)
8,100	Horace Mann Educators Corp.	269,082
12,300	Kemper Corp.	435,051

		704,133
Packaged Foods & Meats (2.1%)
20,100	Landec Corp.†	234,567

Paper Packaging (3.4%)
6,600	Avery Dennison Corp.	373,362

38	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value

Pharmaceuticals (5.5%)
5,425	Lannett Co., Inc.†	$225,246
19,500	Sucampo Pharmaceuticals, Inc., Class A†	387,465

		612,711
Regional Banks (6.4%)
40,000	First Commonwealth Financial Corp.	363,600
9,700	Webster Financial Corp.	345,611

		709,211
Semiconductors (2.5%)
8,500	Microsemi Corp.†	278,970

Shares or Principal Amount		Value

Water Utilities (1.1%)
4,500	Aqua America, Inc.	$119,115

Total Common Stocks (Cost $10,875,708)		10,801,101
Short-Term Investments (2.3%)
$252,380	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	252,380

Total Short-Term Investments (Cost $252,380)		252,380
Total Investments 100.1% (Cost $11,128,088)		11,053,481
Liabilities Less Other Assets (0.1)%		(6,514)

Net Assets 100.0%		$11,046,967

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

SCHEDULE OF INVESTMENTS	39

MANAGEMENT OVERVIEW (UNAUDITED) ICON RISK-MANAGED BALANCED FUND

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Risk-Managed Balanced Fund (the Fund) Class S shares returned 1.35% for the fiscal year ended September 30, 2015. The S&P Composite 1500 Index returned -0.30% and the Balanced Blended Benchmark returned 0.89%. The Balanced Blended Benchmark is based on a weighting of 60% S&P Composite 1500 Index and 40% Barclays Capital U.S. Universal Index, rebalanced monthly. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	Fiscal year 2015 was an interesting year as both equity and fixed income returns were relatively muted. However, that is not to say there was a lack of market action during the fiscal year. In fact, fiscal year 2015 saw several significant events that included a virtual repricing of nearly all types of commodity assets and times of significant market volatility in both equity and fixed income securities.

According to our valuation methodology, we began fiscal year 2015 with an overall average value-to-price (V/P) ratio for the domestic market of 1.10, indicating the domestic market was priced approximately 10% below our estimate of fair value. Based on this outlook we positioned the Fund in a relatively neutral stance with an approximate 60% equities / 40% fixed income allocation. Additionally, we implemented a hedge strategy by both buying out-of-the-money S&P 500 put options and writing out-of-the-money S&P 500 call options in an attempt to reduce the effects of market volatility on the Fund. From the beginning of the fiscal year through the middle of October 2014, the market fell by approximately 5% as investors continued to remain skeptical about economic growth both domestic and abroad. The Fund was able to reduce downside participation during this initial downturn, only capturing approximately 60% of the equity move. As our system saw improving equity valuations, we began to increase our equity exposure to an approximate 65% equity / 35% fixed income allocation by the beginning of November 2014, and generally maintained that allocation through the end of calendar year 2014 as the equity market finished the year with a strong rally.

40	MANAGEMENT OVERVIEW

Entering calendar year 2015, our equity valuation model viewed the overall broad domestic market as approximately 5% below our estimate of fair value. While our return expectations were relatively muted for the overall market, our system identified opportunities in specific sectors and industries. In an attempt to take advantage of those opportunities, the Fund was slightly overweight in equities relative to the blended benchmark, with a specific focus on the Consumer Discretionary, Financials and Information Technology sectors. Relative to the fixed income portion of the benchmark, the fixed income portion of the Fund began the year with an overweight position in the corporate debt segment of the market. As value was tough to find due to tight corporate bond spreads, the Fund had a specific focus on rating crossover bonds and high yield yield-to-call paper. Overall, this strategy proved advantageous during the first month of the year as the equity market fell by about 2.87% due in large part to a combination of macro-economic concerns and a U.S. gross domestic product (GDP) slowdown. The decline in equities had many investors fleeing to the safety of U.S. Treasuries as yields on the 10-year U.S. Treasury fell from 2.17% on January 1, 2015, to 1.64% by January 31, 2015. While the underlying holdings in the Fund were generally in line with the benchmark during this sell-off, our hedging profile helped the Fund outperform the blended benchmark during this move. This bout of equity volatility provided some attractive entry points within certain sectors according to our system, and we began to increase the Fund’s equity exposure throughout the remainder of the first quarter. In addition, we loosened the hedge on the equity portion of the Fund to put it in the position to participate in the anticipated upside move. Increasing the equity exposure and loosening the hedge turned out to be a positive contribution to returns as the equity market reversed course and rallied through the end of the first quarter. Further, positive selection effect in both the equity and fixed income portion of the Fund contributed to returns during this move.

The second quarter of 2015 was relatively uneventful from a price movement standpoint although volatility returned to the market near the end of June as concerns over Greece reemerged. Over the course of the second quarter, our methodology indicated decreasing value and fewer attractive opportunities in the equity market, leading us to reduce our equity exposure and increase our fixed income exposure in both corporate bonds and U.S. Treasuries. Additionally, the hedge was slowly increased throughout the second quarter as stretched valuations made us wary of increased market volatility ahead. Again, positive selection effect in both the equity and fixed income portions of the Fund outperformed the benchmark for the second quarter of 2015.

MANAGEMENT OVERVIEW	41

Finally, the last quarter of fiscal year 2015 reintroduced volatility into the market place as concerns regarding emerging market growth and continued declines in commodity prices resulted in a rather aggressive sell-off during the last half of the quarter. Fortunately, due to low equity valuations based on our methodology, we began the quarter with a more defensive allocation at approximately 56% equities / 44% fixed income. Additionally, the Fund’s hedge profile was increased in an attempt to mitigate the effects of market volatility on the Fund. Both moves were advantageous as the Fund only captured 52% of the downside move in August 2015.

Ultimately, over fiscal year 2015, the Fund had both higher returns and reduced volatility relative to both the broad equity index and blended benchmark.

Q.	How did the Fund’s composition affect performance?

A.	Focusing on the equity portion of the Fund, the largest sector contributor to performance over fiscal year 2015 was the Consumer Discretionary sector. The Fund was overweight in the sector as a whole and held equities that produced positive benchmark relative selection effect. Other sectors that contributed positively to Fund performance include Information Technology and Utilities. The Energy sector produced the largest total effect relative to the benchmark as the combination of an underweight position and outperforming equities helped relative outperformance.

Moving to individual stock performance within the Fund, the largest contributors to performance relative to the benchmark were Delta Air Lines, Advanced Auto Parts, Signature Bank, MasterCard, and Allergan. The five largest detractors from performance relative to the benchmark were Methanex Corp, LyondellBasell Industries, Applied Materials, Discover Financial Services, and Micron Technology.

Focusing on the fixed income portion of the Fund, we remained relatively defensive over the course of the fiscal year as corporate bond spreads in both investment grade and high yield bonds were at levels that we felt were unsustainable over the long term. This led us to focus on more defensive positions such as yield-to-call paper and specific merger arbitrage spread compression opportunities. Despite some positive gains on these more defensive positions, the Fund underperformed in the corporate bond segment of the portfolio due to investments in certain high yield energy bonds that sold off as oil prices collapsed as well as a large loss in Goodman Networks which got caught up in some telecommunication weakness. The Fund performed well in the preferred share space as selections such as RBS Capital, Gramercy Property Trust, and Equity Commonwealth produced market beating returns. Lastly, the

42	MANAGEMENT OVERVIEW

Fund’s closed-end fund discount arbitrage investments contributed to Fund performance. Overall, during the period, the Fund’s fixed income allocation slightly underperformed the benchmark as gains in preferred shares and closed-end funds were offset by selections in corporate bonds and a lower overall duration relative to the benchmark in a declining rate environment.

Q.	What is your investment outlook?

A.	Our equity valuations concluded fiscal year 2015 with an overall average V/P ratio of 1.09, giving us confidence there is room for the market to rise in the coming year. Currently, our system indicates noticeable sector discrepancy in sector opportunities with specific emphasis on the Financials, Utilities and Materials sectors. The Fund continues to maintain a more normal balanced allocation. The equity hedge has recently been reduced, targeting a beta at the upper end of our historical range and we will continue to adjust the positioning based on our value readings. In the fixed income portion of the Fund we continue to be very selective in our individual bond holdings as recent spread widening has reintroduced risk into a bond market that had been relatively quiet over the last few year. However, the recent volatility seen in the high yield segment of the market is presenting us with opportunities specifically in the Energy segment of the market although we continue to remain cautious with our individual bond selections. Additionally, we continue to see opportunity in unique structured bonds like yield-to-call extension plays, preferred securities with attractive upside profiles, and closed-end fund opportunities. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

ICON Risk-Managed Balanced Fund

Sector Composition

September 30, 2015

Financial	18.0%
Information Technology	9.5%
Health Care	6.9%
Consumer Discretionary	5.9%
Industrials	5.8%
Utilities	4.4%
Leisure and Consumer Staples	2.8%
Materials	2.7%
Energy	2.6%

58.6%

Percentages are based upon common and preferred stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	43

ICON Risk-Managed Balanced Fund

Industry Composition

September 30, 2015

Diversified Banks	3.9%
Consumer Finance	3.0%
Data Processing & Outsourced Services	2.9%
Internet Software & Services	2.4%
Pharmaceuticals	2.4%
Airlines	2.0%
Regional Banks	2.0%
Biotechnology	1.8%
Multi-Utilities	1.8%
Real Estate Services	1.8%
Drug Retail	1.7%
Health Care Distributors	1.7%
Office REIT’s	1.7%
Electric Utilities	1.5%
Aerospace & Defense	1.3%
Asset Management & Custody Banks	1.3%
Gas Utilities	1.2%
Specialty Chemicals	1.2%

Electronic Manufacturing Services	1.1%
Life & Health Insurance	1.1%
Multi-line Insurance	1.1%
Packaged Foods & Meats	1.1%
Trucking	1.1%
Auto Parts & Equipment	1.0%
Automotive Retail	1.0%
Health Care Facilities	1.0%
Home Improvement Retail	1.0%
Oil & Gas Refining & Marketing	1.0%
Oil & Gas Storage & Transportation	1.0%
Other Industries (each less than 1%)	11.5%

58.6%

Percentages are based upon common and preferred stocks as a percentage of net assets.

ICON Risk-Managed Balanced Fund

Credit Diversification

September 30, 2015

Aaa	6.2%
A2	0.5%
A3	2.1%
A-	1.0%	*
Baa1	2.5%
Baa2	2.8%
Baa3	2.3%
Ba1	2.0%
Ba2	2.1%
Ba3	0.6%
B1	1.7%

B2	0.8%
B3	0.6%
Caa1	1.0%
NR	1.1%

27.3%

* Reflects S&P Rating of A- since a Moody’s rating is unavailable for MASTR Seasoned Security Trust 2005-1, CMO as of September 30, 2015.

Percentages are based upon U.S. Treasury obligations, collateralized mortgage obligations, corporate and foreign corporate bond investments as a percentage of net assets. Ratings based on Moody’s Investors Service, Inc.

44	MANAGEMENT OVERVIEW

ICON Risk-Managed Balanced Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Risk-Managed Equity Fund - Class S	5/6/04	1.35%	6.48%	3.21%	3.91%	1.22%	1.20%
ICON Risk-Managed Equity Fund - Class C	11/21/02	0.31%	5.43%	2.15%	4.14%	2.33%	2.20%
ICON Risk-Managed Equity Fund - Class A	5/31/06	1.00%	6.22%	N/A	3.16%	1.65%	1.45%
ICON Risk-Managed Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-4.84%	4.97%	N/A	2.51%	1.65%	1.45%
S&P Composite 1500 Index		-0.30%	13.34%	6.95%	8.27%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

MANAGEMENT OVERVIEW	45

ICON Risk-Managed Balanced Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Risk-Managed Balanced Fund’s Class S shares on the Class’ inception date of 5/6/04 to a $10,000 investment made in an unmanaged securities index on that date. Performance for the Risk-Managed Balanced Fund’s other share classes will vary due to differences in charges and expenses. The Risk-Managed Balanced Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

46	MANAGEMENT OVERVIEW

ICON RISK-MANAGED BALANCED FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (54.1%)
Aerospace & Defense (1.3%)
2,973	Curtiss-Wright Corp.	$185,575
2,000	General Dynamics Corp.	275,900
2,000	Honeywell International, Inc.	189,380

		650,855
Air Freight & Logistics (0.6%)
2,000	FedEx Corp.	287,960

Airlines (2.0%)
19,000	Delta Air Lines, Inc.	852,530
2,000	United Continental Holdings†	106,100

		958,630
Asset Management & Custody Banks (1.3%)
7,600	Invesco, Ltd.	237,348
19,000	Janus Capital Group, Inc.	258,400
3,500	Waddell & Reed Financial, Inc., Class A	121,695

		617,443
Auto Parts & Equipment (1.0%)
4,600	BorgWarner, Inc.	191,314
2,200	Delphi Automotive PLC	167,288
2,500	Gentherm, Inc.†	112,300

		470,902
Automotive Retail (1.0%)
2,500	Advance Auto Parts, Inc.	473,825

Biotechnology (1.8%)
5,000	AbbVie, Inc.	272,050
1,000	Biogen, Inc.†	291,810
3,200	Gilead Sciences, Inc.	314,208

		878,068

Shares or Principal Amount		Value

Broadcasting (0.5%)
6,200	CBS Corp., Class B	$247,380

Cable & Satellite (0.5%)
4,300	Comcast Corp., Class A	244,584

Commodity Chemicals (0.2%)
2,428	Methanex Corp.(a)	80,512

Construction Materials (0.9%)
4,500	Eagle Materials, Inc.	307,890
800	Martin Marietta Materials, Inc.	121,560

		429,450
Consumer Finance (3.0%)
15,000	Ally Financial, Inc.†	305,700
3,000	American Express Co.	222,390
10,900	Discover Financial Services	566,691
8,900	Encore Capital Group, Inc.†(a)	329,300

		1,424,081
Data Processing & Outsourced Services (2.9%)
1,000	Alliance Data Systems Corp.†	258,980
1,500	DST Systems, Inc.	157,710
5,000	Mastercard, Inc., Class A	450,600
7,400	Visa, Inc., Class A	515,484

		1,382,774
Diversified Banks (2.0%)
30,000	Bank of America Corp.	467,400
6,000	JPMorgan Chase & Co.	365,820
3,000	Wells Fargo & Co.	154,050

		987,270

SCHEDULE OF INVESTMENTS	47

Shares or Principal Amount		Value

Drug Retail (1.7%)
4,200	CVS Health Corp.	$405,216
5,000	Walgreens Boots Alliance, Inc.	415,500

		820,716
Electric Utilities (1.5%)
3,000	ALLETE, Inc.	151,470
13,000	ITC Holdings Corp.	433,420
5,000	OGE Energy Corp.	136,800

		721,690
Electronic Manufacturing Services (1.1%)
3,793	IPG Photonics Corp.†	288,154
4,000	TE Connectivity, Ltd.	239,560

		527,714
Fertilizers & Agricultural Chemicals (0.3%)
2,000	Monsanto Co.	170,680

Gas Utilities (1.2%)
7,271	Atmos Energy Corp.	423,027
2,600	Laclede Group, Inc.	141,778

		564,805
Health Care Distributors (1.7%)
1,500	AmerisourceBergen Corp.	142,485
1,500	Cardinal Health, Inc.	115,230
3,000	McKesson Corp.	555,090

		812,805
Health Care Facilities (1.0%)
4,000	Community Health Systems, Inc.†	171,080
4,000	HCA Holdings, Inc.†	309,440

		480,520
Home Improvement Retail (1.0%)
1,500	Home Depot, Inc.	173,235
4,500	Lowe’s Cos., Inc.	310,140

		483,375
Hotels, Resorts & Cruise Lines (0.9%)
2,500	Royal Caribbean Cruises, Ltd.	222,725
3,000	Wyndham Worldwide Corp.	215,700

		438,425

Shares or Principal Amount		Value

Household Appliances (0.5%)
1,500	Whirlpool Corp.	$220,890

Housewares & Specialties (0.3%)
3,000	Jarden Corp.†	146,640

Insurance Brokers (0.3%)
3,500	Arthur J Gallagher & Co.	144,480

Internet Software & Services (2.4%)
7,500	Facebook, Inc., Class A†	674,250
500	Google, Inc., Class A†	319,185
301	Google, Inc., Class C†	183,134

		1,176,569
IT Consulting & Other Services (0.8%)
3,700	Accenture PLC, Class A	363,562

Life & Health Insurance (1.1%)
8,000	Lincoln National Corp.	379,680
4,975	Sun Life Financial, Inc.	160,494

		540,174
Movies & Entertainment (0.2%)
1,000	Walt Disney Co.	102,200

Multi-line Insurance (1.1%)
5,000	American International Group, Inc.	284,100
7,000	Kemper Corp.	247,590

		531,690
Multi-Utilities (1.8%)
4,000	Ameren Corp.	169,080
11,200	CMS Energy Corp.	395,584
3,000	Sempra Energy	290,160

		854,824
Oil & Gas Equipment & Services (0.5%)
3,300	Schlumberger, Ltd.	227,601

Oil & Gas Exploration & Production (0.2%)
1,500	EQT Corp.	97,155

48	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value

Oil & Gas Refining & Marketing (1.0%)
5,000	Marathon Petroleum Corp.	$231,650
3,800	Valero Energy Corp.	228,380

		460,030
Oil & Gas Storage & Transportation (1.0%)
8,000	Plains All American Pipeline L.P.	243,040
9,000	Spectra Energy Corp.	236,430

		479,470
Packaged Foods & Meats (1.1%)
12,000	Tyson Foods, Inc., Class A	517,200

Pharmaceuticals (2.4%)
2,100	Allergan PLC†	570,801
2,000	Jazz Pharmaceuticals PLC†	265,620
3,500	Johnson & Johnson	326,725

		1,163,146
Property & Casualty Insurance (0.9%)
12,500	XL Group PLC	454,000

Railroads (0.7%)
3,800	Union Pacific Corp.	335,958

Real Estate Services (1.8%)
14,000	CBRE Group, Inc., Class A†	448,000
3,000	Jones Lang LaSalle, Inc.	431,310

		879,310

Shares or Principal Amount		Value

Regional Banks (2.0%)
13,000	Fifth Third Bancorp	$245,830
2,800	Signature Bank†	385,168
2,800	SVB Financial Group†	323,512

		954,510
Semiconductor Equipment (0.7%)
23,000	Applied Materials, Inc.	337,870

Semiconductors (0.7%)
2,000	Avago Technologies, Ltd.	250,020
1,100	Synaptics, Inc.†	90,706

		340,726
Specialty Chemicals (1.2%)
6,000	Ashland, Inc.	603,720

Technology Hardware, Storage & Peripherals (0.9%)
3,900	Apple, Inc.	430,170

Trucking (1.1%)
3,000	Old Dominion Freight Line, Inc.†	183,000
5,000	Ryder System, Inc.	370,200

		553,200

Total Common Stocks (Cost $26,402,636)		26,069,559

SCHEDULE OF INVESTMENTS	49

Shares or Principal Amount		Interest Rate	Maturity Date	Value

Corporate Bonds (17.9%)
Communications (0.9%)
$260,000	Cincinnati Bell, Inc.	8.38%	10/15/20	$261,788
100,000	EarthLink Holdings Corp.	7.38%	06/01/20	102,750
45,000	Level 3 Financing, Inc.	8.63%	07/15/20	47,025

				411,563
Consumer, Cyclical (1.4%)
200,000	Darden Restaurants, Inc.	6.45%	10/15/17	217,725
200,000	Darden Restaurants, Inc.	7.05%	10/15/37	239,004
100,000	International Game Technology	5.35%	10/15/23	91,500
140,000	Pinnacle Entertainment, Inc.	7.50%	04/15/21	145,950

				694,179
Consumer, Non-cyclical (5.4%)
328,000	Altria Group, Inc.	9.25%	08/06/19	408,788
200,000	HCA, Inc.	5.25%	04/15/25	204,250
220,000	Kraft Heinz Foods Co.(b)	4.88%	02/15/25	234,784
300,000	Hospira, Inc.	5.80%	08/12/23	347,447
18,000	inVentiv Health, Inc.(b)	9.00%	01/15/18	18,585
444,000	Lender Processing Services, Inc. / Black Knight Lending Solutions, Inc.	5.75%	04/15/23	470,085
500,000	Omnicare, Inc.	4.75%	12/01/22	540,000
300,000	Prospect Medical Holdings, Inc.(b)	8.38%	05/01/19	313,500
42,000	United Rentals North America, Inc.	8.25%	02/01/21	44,205

				2,581,644
Energy (1.3%)
100,000	Bill Barrett Corp.(a)	7.00%	10/15/22	65,000
250,000	Noble Energy, Inc.	5.88%	06/01/22	249,529
150,000	Noble Energy, Inc.	5.88%	06/01/24	149,250
200,000	Range Resources Corp.(a)	5.00%	08/15/22	177,000

				640,779
Financial (7.3%)
240,000	Ally Financial, Inc.	8.00%	03/15/20	276,000
378,000	City National Corp.	5.25%	09/15/20	430,405
135,000	E*TRADE Financial Corp.	5.38%	11/15/22	143,100
500,000	General Electric Capital Corp., Series A(c)	7.13%	06/15/22	577,500
200,000	General Electric Capital Corp., Series B(c)	6.25%	12/15/22	217,000
200,000	GFI Group, Inc.	8.63%	07/19/18	216,000
170,000	Highmark, Inc.(b)	4.75%	05/15/21	176,377
225,000	Highmark, Inc.(b)	6.13%	05/15/41	227,561
100,000	ILFC E-Capital Trust II, FRN(b)(c)	6.25%	12/21/65	92,500

50	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Interest Rate	Maturity Date	Value

$200,000	Neuberger Berman Group LLC / Neuberger Berman Finance Corp.(b)	5.88%	03/15/22	$211,750
200,000	NTC Capital I, Series A, FRN(c)	0.81%	01/15/27	174,000
151,000	PNC Preferred Funding Trust II, FRN(b)(c)	1.56%	03/15/17	139,486
200,000	Prudential Financial, Inc.(c)	8.88%	06/15/68	229,550
250,000	State Street Capital Trust I, FRN(c)	0.88%	05/15/28	217,500
200,000	USB Realty Corp., FRN(b)(c)	1.44%	01/15/17	181,500

				3,510,229
Industrials (0.6%)
150,000	Ingersoll-Rand Co.	6.39%	11/15/27	181,595
51,000	Ingersoll-Rand Co.	6.44%	11/15/27	61,452
50,000	Vulcan Materials Co.	4.50%	04/01/25	49,000

				292,047
Technology (1.0%)
250,000	First Data Corp.	11.25%	01/15/21	273,125
195,000	First Data Corp.	12.63%	01/15/21	221,569

				494,694

Total Corporate Bonds (Cost $8,813,682)				8,625,135
U.S. Treasury Obligations (6.2%)
458,325	Treasury Inflation Protected Security	0.13%	04/15/19	456,762
750,000	U.S. Treasury Note	1.88%	05/31/22	756,934
750,000	U.S. Treasury Note	2.00%	08/15/25	746,035
500,000	U.S. Treasury Note	2.13%	09/30/21	514,453
500,000	U.S. Treasury Note	1.00%	09/15/17	503,522

Total U.S. Treasury Obligations (Cost $2,938,013)				2,977,706
Collateralized Mortgage Obligations (2.1%)
198,564	Citigroup Mortgage Loan Trust, Inc., Series 2013-J1, Class B3, CMO, VRN(b)(c)(d)	3.56%	10/25/43	194,599
437,788	MASTR Seasoned Securitization Trust, Inc., Series 2005-1, Class 1A1, CMO(c)	6.54%	09/25/32	476,990
183,380	Sequoia Mortgage Trust, Inc., Series 2013-1, Class B2, CMO, FRN(c)(d)	3.64%	02/25/43	176,497
190,419	Sequoia Mortgage Trust, Inc., Series 2013-10, Class B2, CMO, VRN(b)(c)(d)	3.59%	08/25/43	179,178

Total Collateralized Mortgage Obligations (Cost $1,044,749)				1,027,264
Foreign Corporate Bonds (1.1%)
Consumer, Cyclical (0.4%)
190,000	Air Canada(b)	8.75%	04/01/20	207,337

SCHEDULE OF INVESTMENTS	51

Shares or Principal Amount		Interest Rate	Maturity Date	Value

Energy (0.7%)
$125,000	Encana Corp.	6.50%	02/01/38	$110,288
200,000	BG Energy Capital PLC(b)	4.00%	10/15/21	212,408

				322,696

Total Foreign Corporate Bonds (Cost $541,385)				530,033

Shares or Principal Amount				Value
Preferred Stocks (4.5%)
Diversified Banks (1.9%)
21,358	GMAC Capital Trust I, Series 2			$545,270
14,324	RBS Capital Funding Trust V, Series E			349,076

				894,346
Diversified REIT’s (0.3%)
10,912	Winthrop Realty Trust, REIT			156,696

Office REIT’s (1.7%)
18,812	Equity Commonwealth, Series E			479,330
12,696	Gramercy Property Trust, Inc., Series B(d)			323,748

				803,078
Specialized REIT’s (0.6%)
11,653	Digital Realty Trust, Inc., Series E			297,268

Total Preferred Stocks (Cost $2,169,293)				2,151,388
Closed-End Mutual Funds (5.5%)
7,058	Advent/Claymore Enhanced Growth & Income Fund			57,876
33,625	AllianceBernstein Income Fund, Inc.			264,292
12,500	BlackRock Enhanced Government Fund, Inc.			172,250
29,309	Deutsche Global High Income Fund, Inc.			221,547
40,423	Federated Enhanced Treasury Income Fund			546,519
9,547	First Trust Mortgage Income Fund			137,381
2,813	Firsthand Technology Value Fund, Inc.			23,939
16,880	Fort Dearborn Income Securities, Inc.			238,008
15,427	Montgomery Street Income Securities, Inc.			268,276
5,803	Nuveen Mortgage Opportunity Term Fund			129,987
20,514	Transamerica Income Shares, Inc.			444,333
12,351	Western Asset/Claymore Inflation-Linked Securities & Income Fund			130,303

Total Closed-End Mutual Funds (Cost $2,713,145)				2,634,711

52	SCHEDULE OF INVESTMENTS

Shares or Principal Amount			Value

Exchange Traded Funds (4.2%)
3,300	iShares Core S&P Small-Cap ETF(a)		$351,681
16,100	iShares Europe ETF(a)		640,780
2,100	SPDR S&P 500 ETF Trust(a)		402,423
11,500	WisdomTree Europe Hedged Equity Fund(a)		628,475

Total Exchange Traded Funds (Cost $2,171,655)			2,023,359

Underlying Security/Expiration Date/Exercise Price		Contracts*	Value
Put Options Purchased (0.2%)
S+P 500 Index, November 2015, 1,800.00		30	$82,200
S+P 500 Index, October 2015, 1,850.00		25	40,375

Total Put Options Purchased (Cost $158,032)			122,575

Shares or Principal Amount			Value
Collateral for Securities on Loan (3.2%)
1,520,474	State Street Navigator Prime Portfolio, 0.20%		$1,520,474

Total Collateral for Securities on Loan (Cost $1,520,474)			1,520,474
Short-Term Investments (5.3%)
$2,580,085	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15		2,580,085

Total Short-Term Investments (Cost $2,580,085)			2,580,085
Total Investments 104.3% (Cost $51,053,149)			50,262,289
Liabilities Less Other Assets (4.3)%			(2,078,781)

Net Assets 100.0%			$48,183,508

The accompanying notes are an integral part of the financial statements.

*	All options have 100 shares per contract.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2015.

(b)	144A - Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.

(c)	Floating Rate Security. Rate disclosed is as of September 30, 2015.

(d)	These securities are considered to be illiquid. The aggregate value of these securities at September 30, 2015 was $874,022, which represent 1.8% of the Fund’s Net Assets.

FRN	Floating Rate Note

REIT	Real Estate Investment Trust

VRN	Variable Rate Note

SCHEDULE OF INVESTMENTS	53

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

	ICON Bond Fund	ICON Equity Income Fund	ICON Fund
Assets
Investments, at cost	$87,143,449	$50,183,178	$56,587,822

Investments, at value†	85,501,566	46,801,017	56,411,702
Foreign currency, at value(a)	-	2	-
Receivables:
Interest	1,088,129	68,180	-
Investments sold	158,289	403,745	-
Fund shares sold	134,776	82,965	48,544
Expense reimbursements due from Adviser	61,715	21,826	4,122
Dividends	7,076	194,078	14,603
Foreign tax reclaims	-	1,383	269
Other assets	26,089	27,226	22,896

Total Assets	86,977,640	47,600,422	56,502,136

Liabilities
Payables:
Payable for collateral received on securities loaned	974,488	4,775,526	1,930,400
Investments purchased	635,154	-	-
Fund shares redeemed	75,675	58,459	33,863
Distributions due to shareholders	49,006	37,835	-
Advisory fees	42,064	26,756	35,093
Transfer agent fees	12,979	11,778	11,726
Fund accounting fees	4,572	2,309	3,106
Accrued distribution fees	4,461	8,433	13,392
Trustee fees and expenses	3,587	1,693	2,630
Administration fees	3,505	1,784	2,339
Accrued expenses	40,178	32,871	35,206

Total Liabilities	1,845,669	4,957,444	2,067,755

Net Assets - all share classes	$85,131,971	$42,642,978	$54,434,381

Net Assets - Class S	$73,151,267	$22,779,015	$33,695,459

Net Assets - Class C	$4,142,356	$6,825,307	$13,744,542

Net Assets - Class A	$7,838,348	$13,038,656	$6,994,380

54	FINANCIAL STATEMENTS

	ICON Bond Fund	ICON Equity Income Fund	ICON Fund
Net Assets Consist of
Paid-in capital	$89,515,001	$65,675,977	$74,114,032
Accumulated undistributed net investment income/(loss)	(2,398)	73,948	(171,984)
Accumulated undistributed net realized gain/(loss)	(2,738,749)	(19,724,684)	(19,331,547)
Unrealized appreciation/(depreciation)	(1,641,883)	(3,382,263)	(176,120)

Net Assets	$85,131,971	$42,642,978	$54,434,381

Shares outstanding (unlimited shares authorized, no par value)
Class S	7,947,911	1,586,127	2,436,635
Class C	448,204	472,394	1,110,220
Class A	854,646	912,687	532,669
Net asset value (offering and redemption price per share)
Class S	$9.20	$14.36	$13.83
Class C	$9.24	$14.45	$12.38
Class A	$9.17	$14.29	$13.13
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$9.62	$15.16	$13.93

† Includes securities on loan of	$926,428	$4,718,991	$1,879,600

(a) Foreign currency, at cost	$-	$2	$-

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	55

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

	ICON Long/Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund
Assets
Investments, at cost	$34,100,390	$11,128,088	$51,053,149

Investments, at value†	34,606,783	11,053,481	50,262,289
Cash	10,955	-	2,187
Cash due from prime broker	528	-	-
Deposits for Short Sales	341,300	-	-
Receivables:
Fund shares sold	222,493	14,375	172,255
Investments sold	-	-	188,241
Interest	-	-	175,733
Expense reimbursements due from Adviser	22,258	5,606	14,806
Dividends	6,919	2,998	15,107
Other assets	20,914	4,463	19,624

Total Assets	35,232,150	11,080,923	50,850,242

Liabilities
Payables:
Expense recoupment due to adviser	-	-	2,469
Investments purchased	-	-	995,944
Payable for collateral received on securities loaned	2,281,325	-	1,520,474
Fund shares redeemed	185,709	483	18,708
Distributions due to shareholders	-	-	33,676
Advisory fees	24,122	7,109	28,327
Accrued distribution fees	7,441	-	12,159
Fund accounting fees	1,880	621	2,170
Transfer agent fees	13,900	1,748	11,923
Administration fees	1,419	474	1,889
Trustee fees and expenses	1,492	484	1,301
Accrued expenses	32,425	23,037	37,694

Total Liabilities	2,549,713	33,956	2,666,734

Net Assets - all share classes	$32,682,437	$11,046,967	$48,183,508

Net Assets - Class S	$17,196,586	$-	$26,676,128

Net Assets - Class C	$6,299,903	$-	$13,060,920

Net Assets - Class A	$9,185,948	$-	$8,446,460

56	FINANCIAL STATEMENTS

	ICON Long/Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund
Net Assets Consist of
Paid-in capital	$87,546,496	$11,192,538	$62,165,138
Accumulated undistributed net investment income/(loss)	(195,326)	(57,770)	(3,654)
Accumulated undistributed net realized gain/(loss)	(55,175,126)	(13,194)	(13,187,102)
Unrealized appreciation/(depreciation)	506,393	(74,607)	(790,874)

Net Assets	$32,682,437	$11,046,967	$48,183,508

Shares outstanding (unlimited shares authorized, no par value)	-	829,305	-
Class S	935,175	-	1,902,918
Class C	380,918	-	1,013,584
Class A	512,976	-	617,260
Net asset value (offering and redemption price per share)	$-	$13.32	$-
Class S	$18.39	$-	$14.02
Class C	$16.54	$-	$12.89
Class A	$17.91	$-	$13.68
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$19.00	$-	$14.51

† Includes securities on loan of	$2,278,335	$-	$1,502,085

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	57

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

	ICON Bond Fund	ICON Equity Income Fund	ICON Fund
Investment Income
Interest	$3,545,355	$130,076	$4,628
Dividends	1,023,326	1,870,260	641,679
Income from securities lending, net	25,347	86,140	9,657
Foreign taxes withheld	-	(25,021)	-

Total Investment Income	4,594,028	2,061,455	655,964

Expenses
Advisory fees	551,025	326,856	501,705
Transfer agent fees	85,808	67,409	92,015
Distribution fees:
Class C	31,322	66,472	168,831
Class A	17,453	35,569	20,666
Administration fees	45,918	21,790	33,447
Registration fees:	-	-	-
Class S	13,404	6,254	10,198
Class C	11,479	11,085	13,262
Class A	10,786	13,960	11,326
Audit and tax service expense	34,051	34,132	28,880
Fund accounting fees	21,466	10,064	15,461
Trustee fees and expenses	12,388	5,642	9,135
Insurance expense	10,852	2,826	4,682
Custody fees	9,142	5,006	3,791
Interest expense	245	145	3,483
Prime broker expense	-	-	-
Recoupment of previously reimbursed expenses	-	12,848	2,491
Other expenses	62,530	36,285	49,153

Total expenses before expense reimbursement	917,869	656,343	968,526
Expense reimbursement by Adviser due to expense limitation agreement	(180,067)	(31,087)	(6,855)

Net Expenses	737,802	625,256	961,671

Net Investment Income/(Loss)	3,856,226	1,436,199	(305,707)

Net Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	(2,721,154)	2,379,702	1,666,949
Foreign currency	-	(1,669)	-
Written options	-	-	-
Securities sold short	-	-	-
Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	(1,322,993)	(3,911,455)	(3,490,916)
Written options	-	-	-
Securities sold short	-	-	-

Net realized and unrealized gain/(loss)	(4,044,147)	(1,533,422)	(1,823,967)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(187,921)	$(97,223)	$(2,129,674)

The accompanying notes are an integral part of the financial statements.

58	FINANCIAL STATEMENTS

ICON Long/Short Fund	ICON Opportunities Fund	ICON Risk-Managed Balanced Fund

$2,543	$16	$442,572
311,326	106,100	391,216
8,892	-	3,976
-	(250)	(770)

322,761	105,866	836,994

324,094	92,935	258,570
74,808	14,144	60,531

72,556	-	108,912
26,687	-	20,444
19,064	6,195	17,238
-	15,960	-
5,031	-	10,121
11,815	-	13,125
14,975	-	12,717
32,641	24,271	38,920
8,897	2,833	8,302
5,030	1,669	4,061
3,553	274	7,405
3,720	2,429	8,886
3,131	512	84
7,639	-	40
418	12,599	3,689
32,515	21,384	32,121

646,574	195,205	605,166
(50,987)	(8,824)	(61,973)

595,587	186,381	543,193

(272,826)	(80,515)	293,801

1,661,931	29,960	293,689
-	-	-
-	-	152,398
(64,991)	-	-

(1,327,223)	587,690	(1,163,177)
-	-	(21,732)
(7,260)	-	-

262,457	617,650	(738,822)

$(10,369)	$537,135	$(445,021)

FINANCIAL STATEMENTS	59

STATEMENTS OF CHANGES IN NET ASSETS

	ICON Bond Fund		ICON Equity Income Fund
	Year ended September 30, 2015	Year ended September 30, 2014	Year ended September 30, 2015	Year ended September 30, 2014
Operations
Net investment income/(loss)	$3,856,226	$4,205,519	$1,436,199	$755,368
Net realized gain/(loss)	(2,721,154)	2,391,782	2,378,033	1,899,218
Change in net unrealized appreciation/(depreciation)	(1,322,993)	(923,132)	(3,911,455)	(234,459)

Net increase/(decrease) in net assets resulting from operations	(187,921)	5,674,169	(97,223)	2,420,127

Dividends and Distributions to Shareholders
Net investment income
Class S	(4,367,039)*	(3,980,600)	(760,578)	(212,507)
Class C	(198,438)*	(91,693)	(154,918)	(119,845)
Class A	(381,214)*	(207,239)	(425,141)	(399,464)
Net realized gains
Class S	(1,100,327)	(1,221,845)	-	-
Class C	(49,999)	(33,641)	-	-
Class A	(96,051)	(84,193)	-	-
Return of capital
Class S	(281,945)	-	-	-
Class C	(12,812)	-	-	-
Class A	(24,612)	-	-	-

Net decrease from dividends and distributions	(6,512,437)	(5,619,211)	(1,340,637)	(731,816)

Fund Share Transactions
Shares sold
Class S	19,939,410	25,808,977	22,636,893	4,320,227
Class C	2,204,299	1,037,215	2,336,246	1,565,617
Class A	5,041,777	2,174,465	2,127,508	4,270,619
Reinvested dividends and distributions
Class S	5,264,217	5,037,958	715,630	176,730
Class C	160,822	110,073	105,154	77,814
Class A	245,318	193,306	385,989	329,999
Shares repurchased
Class S	(33,725,086)	(31,574,518)	(7,873,137)	(1,950,944)
Class C	(843,849)	(1,273,625)	(796,100)	(1,969,692)
Class A	(1,286,486)	(4,849,752)	(2,907,210)	(4,496,032)

Net increase/(decrease) from fund share transactions	(2,999,578)	(3,335,901)	16,730,973	2,324,338

Total net increase/(decrease) in net assets	(9,699,936)	(3,280,943)	15,293,113	4,012,649
Net Assets
Beginning of year	94,831,907	98,112,850	27,349,865	23,337,216

End of year	$85,131,971	$94,831,907	$42,642,978	$27,349,865

*	The ICON Bond Fund had a distribution in excess of net investment income during the fiscal year ending September 30, 2015.

60	FINANCIAL STATEMENTS

ICON Fund		ICON Long/Short Fund
Year ended September 30, 2015	Year ended September 30, 2014	Year ended September 30, 2015	Year ended September 30, 2014

$(305,707)	$(225,339)	$(272,826)	$(216,208)
1,666,949	9,583,650	1,596,940	2,801,025
(3,490,916)	(8,157,199)	(1,334,483)	(1,895,125)

(2,129,674)	1,201,112	(10,369)	689,692

-	-	-	-
-	-	-	-
-	-	-	-

-	-	-	-
-	-	-	-
-	-	-	-

-	-	-	-
-	-	-	-
-	-	-	-

-	-	-	-

2,650,530	39,338,371	13,446,762	20,303,844
570,850	701,776	1,135,887	1,899,217
673,069	714,468	2,023,326	8,514,859

-	-	-	-
-	-	-	-
-	-	-	-

(9,474,040)	(5,050,068)	(12,681,757)	(8,631,931)
(3,146,732)	(3,026,141)	(1,710,185)	(1,322,859)
(1,412,280)	(3,010,830)	(4,078,006)	(6,591,448)

(10,138,603)	29,667,576	(1,863,973)	14,171,682

(12,268,277)	30,868,688	(1,874,342)	14,861,374

66,702,658	35,833,970	34,556,779	19,695,405

$54,434,381	$66,702,658	$32,682,437	$34,556,779

FINANCIAL STATEMENTS	61

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Bond Fund		ICON Equity Income Fund
	Year ended September 30, 2015	Year ended September 30, 2014	Year ended September 30, 2015	Year ended September 30, 2014
Transactions in Fund Shares
Shares sold
Class S	2,079,890	2,592,865	1,503,214	290,158
Class C	230,646	103,517	150,250	106,051
Class A	531,071	218,528	137,103	287,965
Reinvested dividends and distributions
Class S	556,451	509,394	46,951	11,918
Class C	16,961	11,098	6,871	5,226
Class A	26,037	19,561	25,418	22,426
Shares repurchased
Class S	(3,548,159)	(3,173,085)	(503,502)	(133,350)
Class C	(89,159)	(127,850)	(51,185)	(135,659)
Class A	(136,282)	(490,776)	(186,068)	(306,449)

Net increase/(decrease)	(332,544)	(336,748)	1,129,052	148,286

Shares outstanding, beginning of year	9,583,305	9,920,053	1,842,156	1,693,870

Shares outstanding, end of year	9,250,761	9,583,305	2,971,208	1,842,156

Accumulated undistributed net investment income/(loss)	$(2,398)	$-	$73,948	$2,556

The accompanying notes are an integral part of the financial statements.

62	FINANCIAL STATEMENTS

ICON Fund		ICON Long/Short Fund
Year ended September 30, 2015	Year ended September 30, 2014	Year ended September 30, 2015	Year ended September 30, 2014

174,791	2,703,725	668,902	1,088,517
40,080	52,934	60,489	111,610
44,868	51,369	100,326	467,016

-	-	-	-
-	-	-	-
-	-	-	-

(601,521)	(339,356)	(627,870)	(467,545)
(226,313)	(226,841)	(93,775)	(77,860)
(95,562)	(214,698)	(207,860)	(361,119)

(663,657)	2,027,133	(99,788)	760,619

4,743,181	2,716,048	1,928,857	1,168,238

4,079,524	4,743,181	1,829,069	1,928,857

$(171,984)	$(199,698)	$(195,326)	$(217,386)

FINANCIAL STATEMENTS	63

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Opportunities Fund		ICON Risk-Managed Balanced Fund
	Year ended September 30, 2015	Year ended September 30, 2014	Year ended September 30, 2015	Year ended September 30, 2014
Operations
Net investment income/(loss)	$(80,515)	$(20,738)	$293,801	$1,070,093
Net realized gain/(loss)	29,960	185,354	446,087	3,386,300
Change in net unrealized appreciation/(depreciation)	587,690	(737,258)	(1,184,909)	(694,123)

Net increase/(decrease) in net assets resulting from operations	537,135	(572,642)	(445,021)	3,762,270

Dividends and Distributions to Shareholders
Net investment income	(126,909)	-	-	-
Class S	-	-	(195,258)**	(870,218)
Class C	-	-	(45,453)**	(73,148)
Class A	-	-	(80,740)**	(106,307)
Net realized gains	(60,583)+	(20,853)	-	-

Net decrease from dividends and distributions	(187,492)	(20,853)	(321,451)	(1,049,673)

Fund Share Transactions
Shares sold	1,123,562	13,145,752	-	-
Class S	-	-	20,735,760	26,547,394
Class C	-	-	5,157,125	4,329,625
Class A	-	-	7,372,991	2,947,462
Reinvested dividends and distributions	182,711	20,653	-	-
Class S	-	-	158,420	828,672
Class C	-	-	36,577	65,822
Class A	-	-	63,152	84,606
Shares repurchased	(2,741,644)	(882,170)	-	-
Class S	-	-	(13,651,238)	(52,784,217)
Class C	-	-	(1,464,014)	(874,718)
Class A	-	-	(6,013,030)	(4,139,537)

Net increase/(decrease) from fund share transactions	(1,435,371)	12,284,235	12,395,743	(22,994,891)

Total net increase/(decrease) in net assets	(1,085,728)	11,690,740	11,629,271	(20,282,294)
Net Assets
Beginning of year	12,132,695	441,955	36,554,237	56,836,531

End of year	$11,046,967	$12,132,695	$48,183,508	$36,554,237

+	The ICON Opportunities Fund had a distribution in excess of net realized gain during the fiscal year ending September 30, 2015.
**	The ICON Risk-Managed Balanced Fund had a distribution in excess of net investment income during the fiscal year ending September 30, 2015.

64	FINANCIAL STATEMENTS

	ICON Opportunities Fund		ICON Risk-Managed Balanced Fund
	Year ended September 30, 2015	Year ended September 30, 2014	Year ended September 30, 2015	Year ended September 30, 2014
Transactions in Fund Shares
Shares sold	79,579	960,435	-	-
Class S	-	-	1,429,825	1,936,186
Class C	-	-	385,869	340,349
Class A	-	-	521,467	217,425
Reinvested dividends and distributions	13,494	1,537	-	-
Class S	-	-	11,119	59,893
Class C	-	-	2,801	5,143
Class A	-	-	4,524	6,237
Shares repurchased	(194,321)	(65,353)	-	-
Class S	-	-	(973,454)	(3,796,455)
Class C	-	-	(109,255)	(68,822)
Class A	-	-	(421,260)	(307,113)

Net increase/(decrease)	(101,248)	896,619	851,636	(1,607,157)

Shares outstanding, beginning of year	930,553	33,934	2,682,126	4,289,283

Shares outstanding, end of year	829,305	930,553	3,533,762	2,682,126

Accumulated undistributed net investment income/(loss)	$(57,770)	$-	$(3,654)	$8,257

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	65

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations					Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)		Net realized and unrealized gains/(losses) on investments	Total from investment operations		Dividends from net investment income	Distributions from net realized gains	Return of Capital
ICON Bond Fund
Class S**
Year ended September 30, 2015	$9.90	$0.41		$(0.44)	$(0.03)		$(0.51)	$(0.13)	$(0.03)
Year ended September 30, 2014	9.89	0.43	(f)	0.15	0.58		(0.44)	(0.13)	-
Year ended September 30, 2013	10.51	0.24		(0.32)	(0.08)		(0.24)	(0.30)	-
Year ended September 30, 2012	10.11	0.38		0.59	0.97		(0.40)	(0.17)	-
Year ended September 30, 2011	10.79	0.47		(0.46)	0.01		(0.47)	(0.22)	-
Class C
Year ended September 30, 2015	9.94	0.32		(0.43)	(0.11)		(0.43)	(0.13)	(0.03)
Year ended September 30, 2014	9.93	0.34	(f)	0.15	0.49		(0.35)	(0.13)	-
Year ended September 30, 2013	10.55	0.15		(0.32)	(0.17)		(0.15)	(0.30)	-
Year ended September 30, 2012	10.15	0.31		0.57	0.88		(0.31)	(0.17)	-
Year ended September 30, 2011	10.83	0.39		(0.46)	(0.07)		(0.39)	(0.22)	-
Class A***
Year ended September 30, 2015	9.86	0.36		(0.41)	(0.05)		(0.48)	(0.13)	(0.03)
Year ended September 30, 2014	9.89	0.43	(f)	0.12	0.55		(0.45)	(0.13)	-
Year ended September 30, 2013	10.51	0.21		(0.32)	(0.11)		(0.21)	(0.30)	-
Year ended September 30, 2012	10.11	0.36		0.58	0.94		(0.37)	(0.17)	-
Year ended September 30, 2011	10.81	0.46		(0.46)	-		(0.48)	(0.22)	-
ICON Equity Income Fund
Class S**
Year ended September 30, 2015	14.87	0.56		(0.56)	(-	)(c)	(0.51)	-	-
Year ended September 30, 2014	13.80	0.52		1.04	1.56		(0.49)	-	-
Year ended September 30, 2013	12.18	0.47		1.65	2.12		(0.50)	-	-
Year ended September 30, 2012	10.21	0.43		2.03	2.46		(0.49)	-	-
Year ended September 30, 2011	10.96	0.50		(0.71)	(0.21)		(0.54)	-	-
Class C
Year ended September 30, 2015	14.96	0.40		(0.56)	(0.16)		(0.35)	-	-
Year ended September 30, 2014	13.88	0.36		1.06	1.42		(0.34)	-	-
Year ended September 30, 2013	12.25	0.35		1.65	2.00		(0.37)	-	-
Year ended September 30, 2012	10.16	0.29		2.06	2.35		(0.26)	-	-
Year ended September 30, 2011	10.85	0.37		(0.72)	(0.35)		(0.34)	-	-
Class A***
Year ended September 30, 2015	14.79	0.50		(0.53)	(0.03)		(0.47)	-	-
Year ended September 30, 2014	13.73	0.47		1.04	1.51		(0.45)	-	-
Year ended September 30, 2013	12.12	0.45		1.63	2.08		(0.47)	-	-
Year ended September 30, 2012	10.15	0.39		2.03	2.42		(0.45)	-	-
Year ended September 30, 2011	10.90	0.47		(0.71)	(0.24)		(0.51)	-	-

66	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits(b)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits		Portfolio turnover rate(a)

$(0.67)	$9.20	(0.28)%	$73,152	0.91%	0.75%	4.10%	4.26%		153.17%
(0.57)	9.90	6.01%	87,675	0.86%	0.75%	4.22%	4.33	%(f)	175.95%
(0.54)	9.89	(0.84)%	88,313	0.89%	0.75%	2.19%	2.33%		96.56%
(0.57)	10.51	9.93%	81,381	0.88%	0.75%	3.46%	3.59%		51.28%
(0.69)	10.11	0.15%	881	1.18%	0.75%	4.08%	4.51%		32.13%

(0.59)	9.24	(1.10)%	4,142	2.19%	1.60%	2.76%	3.35%		153.17%
(0.48)	9.94	5.10%	2,879	2.27%	1.60%	2.75%	3.42	%(f)	175.95%
(0.45)	9.93	(1.66)%	3,008	2.06%	1.60%	1.02%	1.48%		96.56%
(0.48)	10.55	8.98%	3,772	2.28%	1.60%	2.35%	3.03%		51.28%
(0.61)	10.15	(0.68)%	3,879	2.16%	1.60%	3.11%	3.67%		32.13%

(0.64)	9.17	(0.44)%	7,838	1.36%	1.00%	3.50%	3.86%		153.17%
(0.58)	9.86	5.77%	4,278	1.44%	1.00%	3.84%	4.28	%(f)	175.95%
(0.51)	9.89	(1.08)%	6,792	1.34%	1.00%	1.71%	2.06%		96.56%
(0.54)	10.51	9.66%	7,515	1.31%	1.00%	3.13%	3.44%		51.28%
(0.70)	10.11	(0.02)%	249	5.83%	1.01%	(0.38)%	4.44%		32.13%

(0.51)	14.36	(0.17)%	22,779	1.25%	1.20%	3.52%	3.57%		173.95%
(0.49)	14.87	11.36%	8,022	1.38%	1.20%	3.36%	3.54%		147.56%
(0.50)	13.80	17.76%	5,116	1.53%	1.21%	3.28%	3.60%		162.82%
(0.49)	12.18	24.43%	7,123	1.47%	1.21%	3.31%	3.57%		122.39%
(0.54)	10.21	(2.40)%	142	3.99%	1.20%	1.45%	4.24%		142.75%

(0.35)	14.45	(1.16)%	6,825	2.34%	2.20%	2.40%	2.54%		173.95%
(0.34)	14.96	10.26%	5,481	2.45%	2.20%	2.21%	2.46%		147.56%
(0.37)	13.88	16.58%	5,423	2.42%	2.21%	2.49%	2.70%		162.82%
(0.26)	12.25	23.31%	5,146	2.62%	2.20%	2.09%	2.51%		122.39%
(0.34)	10.16	(3.47)%	3,874	2.53%	2.20%	2.85%	3.18%		142.75%

(0.47)	14.29	(0.38)%	13,039	1.52%	1.45%	3.14%	3.21%		173.95%
(0.45)	14.79	11.07%	13,847	1.59%	1.45%	3.08%	3.22%		147.56%
(0.47)	13.73	17.49%	12,798	1.68%	1.46%	3.24%	3.45%		162.82%
(0.45)	12.12	24.10%	10,758	1.69%	1.45%	3.11%	3.35%		122.39%
(0.51)	10.15	(2.66)%	2,871	1.91%	1.45%	3.55%	4.01%		142.75%

FINANCIAL HIGHLIGHTS	67

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Fund
Class S**
Year ended September 30, 2015	$14.52	$(0.02)	$(0.67)	$(0.69)	$-	$-
Year ended September 30, 2014	14.00	- (c)	0.52	0.52	-	-
Year ended September 30, 2013	11.34	0.07	2.66	2.73	(0.07)	-
Year ended September 30, 2012	8.82	0.07	2.45	2.52	-	-
Year ended September 30, 2011	9.04	(0.07)	(0.15)	(0.22)	-	-
Class C
Year ended September 30, 2015	13.15	(0.18)	(0.59)	(0.77)	-	-
Year ended September 30, 2014	12.82	(0.14)	0.47	0.33	-	-
Year ended September 30, 2013	10.42	(0.07)	2.47	2.40	-	-
Year ended September 30, 2012	8.17	(0.04)	2.29	2.25	-	-
Year ended September 30, 2011	8.36	(0.05)	(0.14)	(0.19)	-	-
Class A***
Year ended September 30, 2015	13.84	(0.08)	(0.63)	(0.71)	-	-
Year ended September 30, 2014	13.39	(0.05)	0.50	0.45	-	-
Year ended September 30, 2013	10.85	0.02	2.56	2.58	(0.04)	-
Year ended September 30, 2012	8.46	0.03	2.36	2.39	-	-
Year ended September 30, 2011	8.67	(0.07)	(0.14)	(0.21)	-	-
ICON Long/Short Fund(d)
Class S**
Year ended September 30, 2015	18.41	(0.09)	0.07	(0.02)	-	-
Year ended September 30, 2014	17.48	(0.06)	0.99	0.93	-	-
Year ended September 30, 2013	14.56	0.01	2.91	2.92	-	-
Year ended September 30, 2012	11.61	0.02	2.93	2.95	-	-
Year ended September 30, 2011	11.90	0.02	(0.31)	(0.29)	-	-
Class C
Year ended September 30, 2015	16.74	(0.27)	0.07	(0.20)	-	-
Year ended September 30, 2014	16.05	(0.24)	0.93	0.69	-	-
Year ended September 30, 2013	13.52	(0.14)	2.67	2.53	-	-
Year ended September 30, 2012	10.89	(0.11)	2.74	2.63	-	-
Year ended September 30, 2011	11.29	(0.11)	(0.29)	(0.40)	-	-
Class A***
Year ended September 30, 2015	17.99	(0.15)	0.07	(0.08)	-	-
Year ended September 30, 2014	17.13	(0.12)	0.98	0.86	-	-
Year ended September 30, 2013	14.31	(0.02)	2.84	2.82	-	-
Year ended September 30, 2012	11.44	(0.02)	2.89	2.87	-	-
Year ended September 30, 2011	11.77	(0.02)	(0.31)	(0.33)	-	-

68	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits(b)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$-	$13.83	(4.75)%	$33,695	1.09%	1.09%	(0.11)%	(0.11)%	54.33%
-	14.52	3.71%	41,577	1.10%	1.10%	0.02%	0.02%	64.51%
(0.07)	14.00	24.27%	6,986	1.23%	1.23%	0.59%	0.59%	32.68%
-	11.34	28.57%	22,952	1.18%	1.18%	0.61%	0.61%	23.73%
-	8.82	(2.43)%	133	2.52%	2.52%	(0.72)%	(0.72)%	57.93%

-	12.38	(5.86)%	13,745	2.27%	2.25%	(1.29)%	(1.27)%	54.33%
-	13.15	2.57%	17,050	2.26%	2.25%	(1.09)%	(1.08)%	64.51%
-	12.82	23.03%	18,848	2.32%	2.26%	(0.64)%	(0.58)%	32.68%
-	10.42	27.54%	18,378	2.35%	2.28%	(0.48)%	(0.41)%	23.73%
-	8.17	(2.27)%	17,884	2.27%	2.27%	(0.50)%	(0.50)%	57.93%

-	13.13	(5.13)%	6,994	1.55%	1.50%	(0.57)%	(0.52)%	54.33%
-	13.84	3.36%	8,076	1.56%	1.50%	(0.38)%	(0.32)%	64.51%
(0.04)	13.39	23.90%	10,000	1.58%	1.51%	0.12%	0.19%	32.68%
-	10.85	28.25%	12,401	1.54%	1.54%	0.27%	0.27%	23.73%
-	8.46	(2.42)%	1,245	2.52%	2.52%	(0.75)%	(0.75)%	57.93%

-	18.39	(0.11)%	17,196	1.37%	1.28%	(0.52)%	(0.43)%	74.34%
-	18.41	5.32%	16,465	1.45%	1.32%	(0.47)%	(0.34)%	64.81%
-	17.48	20.05%	4,774	1.53%	1.32%	(0.14)%	0.07%	32.63%
-	14.56	25.41%	3,471	2.18%	1.35%	(0.70)%	0.13%	54.26%
-	11.61	(2.44)%	42	7.76%	1.65%	(5.96)%	0.15%	67.28%

-	16.54	(1.19)%	6,300	2.53%	2.33%	(1.68)%	(1.48)%	74.34%
-	16.74	4.30%	6,932	2.57%	2.38%	(1.58)%	(1.39)%	64.81%
-	16.05	18.71%	6,108	2.62%	2.37%	(1.21)%	(0.96)%	32.63%
-	13.52	24.15%	6,004	2.95%	2.41%	(1.44)%	(0.90)%	54.26%
-	10.89	(3.54)%	5,546	3.14%	2.70%	(1.38)%	(0.94)%	67.28%

-	17.91	(0.44)%	9,186	1.73%	1.58%	(0.89)%	(0.74)%	74.34%
-	17.99	5.02%	11,160	1.81%	1.63%	(0.82)%	(0.64)%	64.81%
-	17.13	19.71%	8,813	1.91%	1.61%	(0.45)%	(0.16)%	32.63%
-	14.31	25.09%	15,687	2.09%	1.65%	(0.58)%	(0.14)%	54.26%
-	11.44	(2.80)%	1,213	3.23%	1.91%	(1.46)%	(0.14)%	67.28%

FINANCIAL HIGHLIGHTS	69

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Opportunities Fund
Year ended September 30, 2015	$13.04	$(0.09)	$0.58	$0.49	$-	$(0.21)
Year ended September 30, 2014	13.02	(0.12)	0.41 (e)	0.29	-	(0.27)
Year ended September 30, 2013	10.00	(0.01)	3.03	3.02	-	-
ICON Risk-Managed Balanced Fund
Class S**
Year ended September 30, 2015	13.98	0.18	0.01	0.19	(0.15)	-
Year ended September 30, 2014	13.40	0.24	0.56	0.80	(0.22)	-
Year ended September 30, 2013	12.32	0.24	1.04	1.28	(0.20)	-
Year ended September 30, 2012	10.88	0.15	1.44	1.59	(0.15)	-
Year ended September 30, 2011	10.96	0.12	(0.05)	0.07	(0.15)	-
Class C
Year ended September 30, 2015	12.90	0.03	0.01	0.04	(0.05)	-
Year ended September 30, 2014	12.39	0.09	0.54	0.63	(0.12)	-
Year ended September 30, 2013	11.41	0.09	0.98	1.07	(0.09)	-
Year ended September 30, 2012	10.09	0.02	1.34	1.36	(0.04)	-
Year ended September 30, 2011	10.15	0.01	(0.05)	(0.04)	(0.02)	-
Class A***
Year ended September 30, 2015	13.69	0.14	- (c)	0.14	(0.15)	-
Year ended September 30, 2014	13.12	0.20	0.57	0.77	(0.20)	-
Year ended September 30, 2013	12.06	0.18	1.05	1.23	(0.17)	-
Year ended September 30, 2012	10.66	0.11	1.41	1.52	(0.12)	-
Year ended September 30, 2011	10.72	0.09	(0.05)	0.04	(0.10)	-

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
**	Class S shares were formerly named Class Z shares prior to January 23, 2012.
***	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(a)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than a year.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(c)	Amount less than $0.005.
(d)	The Fund’s operating expenses, not including dividends on short positions, are contractually limited to 1.25% for Class S, 2.30% for Class C and 1.55% for Class A. The ratios in these financial highlights reflect the limitation, including the dividends on short positions.
(e)	The per share amount does not correspond to activity reflected in the Statement of Operations due to timing of shareholder activity during the period.
(f)	Investment income per share of Class S, Class C and Class A reflects a large, non-recurring dividend which amounted to $0.07, $0.06 and $0.08 per share of each class respectively. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 3.59% for Class S, 2.84% for Class C and 3.55 for Class A.

The accompanying notes are an integral part of the financial statements.

70	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits(b)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$(0.21)	$13.32	3.75%	$11,047	1.58%	1.50%	(0.72)%	(0.65)%	76.17%
(0.27)	13.04	2.19%	12,133	2.44%	1.50%	(1.81)%	(0.87)%	45.99%
-	13.02	30.20%	442	12.47%	1.52%	(11.02)%	(0.07)%	52.22%

(0.15)	14.02	1.35%	26,677	1.34%	1.20%	1.09%	1.23%	118.55%
(0.22)	13.98	6.02%	20,071	1.22%	1.20%	1.72%	1.74%	137.48%
(0.20)	13.40	10.51%	43,350	1.43%	1.21%	1.65%	1.87%	98.30%
(0.15)	12.32	14.65%	6,692	1.80%	1.24%	0.69%	1.25%	71.06%
(0.15)	10.88	0.51%	60	7.22%	1.23%	(4.94)%	1.05%	67.61%

(0.05)	12.89	0.31%	13,061	2.38%	2.20%	0.06%	0.24%	118.55%
(0.12)	12.90	5.06%	9,469	2.33%	2.20%	0.61%	0.74%	137.48%
(0.09)	12.39	9.45%	5,667	2.72%	2.22%	0.22%	0.72%	98.30%
(0.04)	11.41	13.47%	2,243	3.25%	2.23%	(0.79)%	0.23%	71.06%
(0.02)	10.09	(0.45)%	2,099	2.95%	2.23%	(0.66)%	0.06%	67.61%

(0.15)	13.68	1.00%	8,446	1.70%	1.45%	0.71%	0.96%	118.55%
(0.20)	13.69	5.88%	7,014	1.65%	1.45%	1.29%	1.49%	137.48%
(0.17)	13.12	10.28%	7,819	2.12%	1.47%	0.81%	1.46%	98.30%
(0.12)	12.06	14.28%	4,045	2.16%	1.48%	0.28%	0.96%	71.06%
(0.10)	10.66	0.32%	1,982	2.08%	1.48%	0.20%	0.80%	67.61%

FINANCIAL HIGHLIGHTS	71

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

1.  Organization

The ICON Bond Fund (“Bond Fund”), ICON Equity Income Fund (“Equity Income Fund”), ICON Fund (“ICON Fund”), ICON Long/Short Fund (“Long/Short Fund”), ICON Opportunities Fund (“Opportunities Fund”) and ICON Risk-Managed Balanced Fund (“Risk-Managed Balanced Fund”) are a series of funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund, with the exception of the Opportunities Fund, offers three classes of shares: Class S, Class C and Class A. The Opportunities Fund is a single-class fund. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently eleven other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The investment objective of the Bond Fund is to maximize total return. The investment objective of the Equity Income Fund is modest capital appreciation and income. The investment objective of the ICON Fund is long-term capital appreciation with a secondary objective of capital preservation. The investment objective of the Opportunities Fund is to provide capital appreciation. The investment objective of the Long/Short Fund is capital appreciation. The investment objective of the Risk-Managed Balanced Fund is modest capital appreciation and income.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Securities of small companies generally involve greater risks than investments in larger companies. Small company securities tend to be more volatile and less liquid than equity securities of larger companies. Investing in fixed income securities such as bonds involves interest rate risk. When interest rates rise, the value of fixed income securities generally decreases. Additionally, the Bond Fund, Equity Income Fund and the Risk-Managed Balanced Fund may invest in medium-and lower-quality debt securities. High-yield bonds, also known as “junk bonds” are speculative investments

72	NOTES TO FINANCIAL STATEMENTS

and involve a greater risk of default and price volatility than U.S. government and other high-quality bonds. Junk bonds are also less liquid (more difficult to sell) than equities and higher credit bonds. These illiquid securities are harder to sell; or value, especially in changing markets, such as periods with rising interest rates.

The ICON Bond Fund may invest in mortgage-related securities, which are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations. The ICON Bond Fund also may invest in debt securities that are secured with collateral consisting of mortgage related securities (a Collateralized Mortgage Obligations or “CMO”), and in other types of mortgage-related securities. The ICON Equity Income Fund, ICON Fund, ICON Long/Short Fund and ICON Risk-Managed Balanced Fund also may invest in such securities for temporary defensive purposes. CMOs are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are typically structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

The Long/Short Fund engages in short selling; there are risks associated with selling short, including the risk that the Long/Short Fund may have to cover its short position at a higher price than the short sale, resulting in a loss. The Long/Short Fund’s loss on a short sale is potentially unlimited as a loss occurs when the value of a security sold short increases.

The Risk-Managed Balanced Fund invests in call options; selling/writing call options involve certain risks, such as limited gains and lack of liquidity of the underlying securities, and are not suitable for all investors.

NOTES TO FINANCIAL STATEMENTS	73

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of less government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small- and mid-cap investing, including limited product lines, less liquidity and small market share.

The Equity Income Fund, ICON Fund, Long/Short Fund and Opportunities Fund have significant weights in the Financial Sector which may cause the Fund’s performance to be susceptible to the economic, business and/or other developments that may affect this sector.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern

74	NOTES TO FINANCIAL STATEMENTS

Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not in the Funds’ judgment reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Mortgage-related and asset-backed securities are typically issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche level attributes, current market data, estimated cash flows and market based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS	75

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require

76	NOTES TO FINANCIAL STATEMENTS

adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2015:

	Level 1	Level 2	Level 3	Total

ICON Bond Fund*
Assets
Corporate Bonds	$-	$53,933,376	$-	$53,933,376
U.S. Treasury Obligations	-	5,794,313	-	5,794,313
Collateralized Mortgage Obligations	-	6,462,853	-	6,462,853
Municipal Bond	-	1,073,690	-	1,073,690
Foreign Corporate Bonds	-	2,657,127	-	2,657,127
Preferred Stocks	5,712,442	-	-	5,712,442
Closed-End Mutual Funds	7,969,801	-	-	7,969,801
Collateral for Securities on Loan	-	974,488	-	974,488
Short-Term Investments	-	923,476	-	923,476

Total	$13,682,243	$71,819,323	$-	$85,501,566

ICON Equity Income Fund*
Assets
Common Stocks	$36,322,441	$-	$-	$36,322,441
Corporate Bonds	-	2,758,335	-	2,758,335
Preferred Stocks	1,140,208	-	-	1,140,208
Convertible Preferred Stock	817,600	-	-	817,600
Collateral for Securities on Loan	-	4,775,526	-	4,775,526
Short-Term Investments	-	986,907	-	986,907

Total	$38,280,249	$8,520,768	$-	$46,801,017

ICON Fund*
Assets
Common Stocks	$53,724,901	$-	$-	$53,724,901
Collateral for Securities on Loan	-	1,930,400	-	1,930,400
Short-Term Investments	-	756,401	-	756,401

Total	$53,724,901	$2,686,801	$-	$56,411,702

ICON Long/Short Fund*
Assets
Common Stocks	$32,325,458	$-	$-	$32,325,458
Collateral for Securities on Loan	-	2,281,325	-	2,281,325

Total	$32,325,458	$2,281,325	$-	$34,606,783

NOTES TO FINANCIAL STATEMENTS	77

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Level 1	Level 2	Level 3	Total

ICON Opportunities Fund*
Assets
Common Stocks	$10,801,101	$-	$-	$10,801,101
Short-Term Investments	-	252,380	-	252,380

Total	$10,801,101	$252,380	$-	$11,053,481

ICON Risk-Managed Balanced Fund*
Assets
Common Stocks	$26,069,559	$-	$-	$26,069,559
Corporate Bonds	-	8,625,135	-	8,625,135
U.S. Treasury Obligations	-	2,977,706	-	2,977,706
Collateralized Mortgage Obligations	-	1,027,264	-	1,027,264
Foreign Corporate Bonds	-	530,033	-	530,033
Preferred Stocks	2,151,388	-	-	2,151,388
Closed-End Mutual Funds	2,634,711	-	-	2,634,711
Exchange Traded Funds	2,023,359	-	-	2,023,359
Put Options Purchased	122,575	-	-	122,575
Collateral for Securities on Loan	-	1,520,474	-	1,520,474
Short-Term Investments	-	2,580,085	-	2,580,085

Total	$33,001,592	$17,260,697	$-	$50,262,289

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Credit Diversification tables for additional security details.

No Level 3 securities were held in any of the Funds at September 30, 2015.

For the year ended September 30, 2015, there was no transfer activity between Level 1, Level 2 or Level 3. The end of period timing recognition is used for transfers between levels of the Fund’s assets and liabilities.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

78	NOTES TO FINANCIAL STATEMENTS

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Options Transactions

The Funds’ use of derivatives for the year ended September 30, 2015 was limited to purchased and written options.

The Risk-Managed Balanced Fund’s primary investment strategy involves the use of options. Each of the other Funds may also purchase and/or write (sell) call and put options on any security in which it may invest. The Funds utilize options to hedge against changes in market conditions or to provide market exposure while trying to reduce transaction costs.

Option contracts involve market risk and liquidity risk and can be highly volatile. Should prices of securities or securities indexes move in an unexpected manner, the Funds may not achieve the desired benefits and may realize losses and thus be in a worse position than if such strategies had not been utilized.

When a Fund writes a put or call option, an amount equal to the premium received is included on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option on an individual security is exercised, a gain or loss is realized for the sale of the underlying security, and the proceeds from the sale are increased by the premium originally received. If a written call option on a securities index is exercised, a gain or

NOTES TO FINANCIAL STATEMENTS	79

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

loss is realized as determined by the premium originally received, the exercise price and the market value of the index. If a written put option on an individual security is exercised, the cost of the security acquired is decreased by the premium originally received. As a writer of an option, a Fund bears the market risk of an unfavorable change in the price of the individual security or securities index underlying the written option. Additionally, written call options may involve the risk of limited gains.

Each Fund may also purchase put and call options. When a Fund purchases a put or call option, an amount equal to the premium paid is included on the Fund’s Statement of Assets and Liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase or sale transaction, a gain or loss is realized. If the Fund exercises a call option on an individual security, the cost of the security acquired is increased by the premium paid for the call. If the Fund exercises a put option on an individual security, a gain or loss is realized from the sale of the underlying security, and the proceeds from such a sale are decreased by the premium originally paid. If the Fund exercises a put or a call option on a security index, a gain or loss is realized as determined by the premium originally paid, the exercise price and the market value of the index. Written and purchased options are non-income producing securities.

As of September 30, 2015, the Risk-Managed Balanced Fund engaged in written call and purchased put options transactions. All open option contracts are included on each Fund’s Schedule of Investments. The Risk-Managed Balanced Fund’s written options are collateralized by cash and/or securities held in a segregated account at the Fund’s custodian. The securities pledged as collateral are included on the Schedule of Investments. Such collateral is restricted from the Fund’s use. The cash collateral held for the custodian and/or borrowings from the custodian are included on the Statement of Assets and Liabilities.

The number of options contracts written and the premiums received by the Risk-Managed Balanced Fund during the year ended September 30, 2015, were as follows:

	Risk-Managed Balanced Fund
	Number of Contracts	Premiums Received
Options outstanding, beginning of period	20	$57,732
Options written during period	295	384,152
Options closed during period	(315)	(441,884)

Options outstanding, end of period	-	$-

80	NOTES TO FINANCIAL STATEMENTS

The following is a summary of how these derivatives are treated in the financial statements and their impact on the Funds:

Fair Values of Derivative Instruments as of September 30, 2015

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Purchased option contracts
Equity risk
ICON Risk-Managed Balanced Fund	Investments, at value	$122,575

Amount of Realized Gain or (Loss) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Purchased option contracts
Equity risk
ICON Risk-Managed Balanced Fund	Net realized gain/(loss) from investment transactions	$(15,979)
Written option contracts
Equity risk
ICON Risk-Managed Balanced Fund	Net realized gain/(loss) from written option transactions	$152,398

Change in Unrealized Appreciation/(Depreciation) on Derivatives Recognized in Operations

Derivatives not accounted for as hedging instruments	Location of Gain/(Loss) on Derivatives Recognized in Operations	Amount
Purchased option contracts
Equity risk
ICON Risk-Managed Balanced Fund	Change in unrealized net appreciation/(depreciation) on investments	$(47,655)
Written option contracts
Equity risk
ICON Risk-Managed Balanced Fund	Change in unrealized net appreciation/(depreciation) on written options	$(21,732)

NOTES TO FINANCIAL STATEMENTS	81

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

For the year ended September 30, 2015, the Fund’s quarterly holdings of options contracts were as follows:

	ICON Risk- Managed Balanced Fund	ICON Risk- Managed Balanced Fund
Quarter Ended	Number of Purchased Options Contracts Outstanding	Number of Written Options Contracts Outstanding
December 31, 2014	30	25
March 31, 2015	60	10
June 30, 2015	60	10
September 30, 2015	55	-

The Funds value derivatives at fair value, as described above, and recognize changes in fair value currently in the results of operations. Accordingly, the Funds do not follow hedge accounting, even for derivatives employed as economic hedges.

Short Sales

The Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. The Long/Short Fund enters into short positions in equity securities identified as being overvalued in management’s opinion.

Short sales involve market risk. If a security sold short increases in price, the Long/Short Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. These short sales are collateralized by cash and/or securities held with the Fund’s prime broker and in a segregated account at the Fund’s prime broker. The collateral required is determined daily by reference to the market value of the short positions. Such collateral for the Fund is restricted from use. The cash collateral that is restricted from use is included on the Statement of Assets and Liabilities as “Deposits for short sales.” The securities pledged as collateral that are restricted from use are included on the Schedule of Investments. Dividends received on short sales are treated as an expense on the Statement of Operations. Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the Fund’s prime broker. As of September 30, 2015, the Long/Short Fund did not engage in short selling.

82	NOTES TO FINANCIAL STATEMENTS

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest the cash collateral in the State Street Navigator Prime Portfolio which is disclosed on the Schedule of Investments. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned by the Funds for the year ended September 30, 2015, is included in the Statement of Operations.

For the year ended September 30, 2015, the following Fund had securities with the following values on loan:

Fund	Loaned Securities	Collateral
ICON Bond Fund	$926,428	$974,488
ICON Equity Income Fund	4,718,991	4,775,526
ICON Fund	1,879,600	1,930,400
ICON Long/Short Fund	2,278,335	2,281,325
ICON Risk-Managed Balanced Fund	1,502,085	1,520,474

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2015. It may also include collateral received from the pre-funding of security loans.

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the

NOTES TO FINANCIAL STATEMENTS	83

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Bond Fund distributes net investment income, if any, to shareholders monthly. The Equity Income Fund and the Risk-Managed Balanced Fund intend to distribute net investment income, if any, to shareholders quarterly. The other Funds distribute income, if any, annually. The Funds distribute net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforwards. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the

84	NOTES TO FINANCIAL STATEMENTS

securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities. Paydown gains and losses on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are the class level expenses that are included on the Statement of Operations:

Fund	Legal Expense	Printing and Postage Expense	Transfer Agent Expense
ICON Bond Fund
Class S	$9,310	$15,146	$68,381
Class C	443	926	7,597
Class A	853	1,224	9,830
ICON Equity Income Fund
Class S	2,537	6,837	33,430
Class C	746	1,239	11,080
Class A	1,542	3,330	22,899

NOTES TO FINANCIAL STATEMENTS	85

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund	Legal Expense	Printing and Postage Expense	Transfer Agent Expense
ICON Fund
Class S	$4,830	$12,891	$39,769
Class C	1,962	3,964	36,010
Class A	966	1,890	16,236
ICON Long/Short Fund
Class S	2,295	6,688	38,807
Class C	829	1,855	15,919
Class A	1,215	3,695	20,082
ICON Risk-Managed Balanced Fund
Class S	1,707	1,409	26,696
Class C	1,160	2,774	17,806
Class A	849	2,477	16,029

3.  Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 0.60% of average daily net assets of the Bond Fund, 0.75% of average daily net assets of the Equity Income Fund, ICON Fund, Opportunities Fund and Risk-Managed Balanced Fund, and 0.85% of average daily net assets of the Long/Short Fund.

ICON Advisers has contractually agreed to limit the Funds’ expenses (exclusive of brokerage, interest, taxes, dividends on short sales and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Fund	Class S	Class C	Class A
ICON Bond Fund	-	0.75%	1.60%	1.00%
ICON Equity Income Fund	-	1.20%	2.20%	1.45%
ICON Fund	-	1.25%	2.25%	1.50%
ICON Long/Short Fund	-	1.25%	2.30%	1.55%
ICON Opportunities Fund	1.50%	-	-	-
ICON Risk-Managed Balanced Fund	-	1.20%	2.20%	1.45%

The Funds’ expense limitations, excluding the Bond Fund Class A, all classes of the ICON Fund and the Opportunities Fund, will continue in effect until at least January 31, 2021. Limitations for the Bond Fund Class A, all classes of

86	NOTES TO FINANCIAL STATEMENTS

the ICON Fund and the Opportunities Fund will continue in effect until at least January 31, 2016. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2015 the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2016	2017	2018
ICON Bond Fund	$148,484	$136,560	$180,067
ICON Equity Income Fund	52,885	42,058	31,087
ICON Fund	18,312	6,978	6,855
ICON Long/Short Fund	56,161	50,612	50,987
ICON Opportunities Fund	21,364	22,580	8,824
ICON Risk-Managed Balanced Fund	40,835	29,444	61,973

Accounting, Custody and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the fund accounting agent for the Funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays a per account fee, plus certain other transaction Cusip charges and out-of-pocket expenses. BFDS may pay each Fund transfer agent earnings credits. Transfer agent earnings credits are credits received for interest which results from overnight balances used by BFDS for clearing shareholder transactions.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on

NOTES TO FINANCIAL STATEMENTS	87

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2015, each Fund’s payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement under which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares and for other shareholder services. Under the 12b-1 Plan, Bond Fund Class C shareholders pay an annual distribution and service fee of 0.85% of average daily net assets and Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The shareholders of the other Funds pay an annual distribution and service fee of 1.00% of average daily net assets for Class C shares and an annual distribution and service fee of 0.25% of average daily net assets for Class A shares. There is no annual distribution and service fee for Class S shares. The total amount paid under the 12b-1 plans by the Funds is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust paid 95% of the CCO’s salary and the remaining portion is paid by ICON Advisers. For the year ended September 30, 2015, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

88	NOTES TO FINANCIAL STATEMENTS

The Fund may reimburse ICON Advisers for legal work performed for the Fund by its attorneys outside of the advisory and administration contracts. The Board of Trustees reviews and approves such reimbursements. For the year ended September 30, 2015, the total related amounts paid by the Funds under this arrangement was $13,873 and is included in Other Expenses on the Statement of Operations.

4.  Borrowings

The Trust has entered into a Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. Effective March 21, 2015, the maximum borrowing limit was changed from $150 million to $75 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The Risk-Managed Balanced and Long/Short Funds may also have borrowings with the prime broker as a result of brokerage requirements. Interest on domestic borrowing with the prime broker is charged at the Federal Funds rate plus 0.50%.

For the year ended September 30, 2015, the average outstanding loan by Fund was as follows:

Fund*	Average Borrowing (10/1/14-9/30/15)	Average Interest Rates (10/1/14-9/30/15)
ICON Bond Fund	$17,533	1.37%
ICON Equity Income Fund	10,293	1.37
ICON Fund	250,130	1.37
ICON Long/Short Fund	230,776	2.22
ICON Opportunities Fund	36,947	1.37
ICON Risk-Managed Balanced Fund	6,272	1.41

*	There were no outstanding borrowings under these agreements/arrangements as of September 30, 2015.

5.  Purchases and Sales of Investment Securities

For the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding securities sold short, short-term securities and written options contracts) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
ICON Bond Fund	$125,617,713	$116,231,019	$11,763,416	$17,507,702

NOTES TO FINANCIAL STATEMENTS	89

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund	Purchases of Securities	Proceeds from Sales of Securities	Purchases of Long Term U.S. Government Obligations	Proceeds from Sales of Long-Term U.S. Government Obligations
ICON Equity Income Fund	$89,522,091	$72,653,165	$-	$-
ICON Fund	35,702,280	46,370,608	-	-
ICON Long/Short Fund	26,740,465	28,861,194	-	-
ICON Opportunities Fund	9,257,303	11,053,270	-	-
ICON Risk-Managed Balanced Fund	48,385,840	37,543,727	4,762,376	2,848,633

6. Federal Income Tax

The following information is presented on an income tax basis. Differences between U.S. GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are due to differing treatments for items such as deferrals of wash sale losses, foreign currency transactions, partnership adjustments, distribution recharacterization, and net investment losses.

For the year ended September 30, 2015, the following Funds had capital loss carryforwards:

Fund	Amounts	Expires
ICON Equity Income Fund	$633,993	2017
	19,089,764	2018
ICON Fund	17,897,797	2018
ICON Long/Short Fund	33,675,748	2017
	19,325,857	2018
ICON Risk-Managed Balanced Fund	13,217,299	2018

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2015, the following Funds utilized capital loss carryforwards:

Fund	Amount
ICON Equity Income Fund	$2,398,174
ICON Fund	3,100,699
ICON Long/Short Fund	3,830,377
ICON Risk-Managed Balanced Fund	318,827

90	NOTES TO FINANCIAL STATEMENTS

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital losses will expire unused.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2015, were as follows:

	Distributions Paid from		Return of Capital	Total Distributions Paid
Fund	Ordinary Income	Net Long- Term Gains
ICON Bond Fund	$4,946,691	$1,246,377	$319,369	$6,512,437
ICON Equity Income Fund	1,340,637	-	-	1,340,637
ICON Opportunities Fund	126,909	60,583	-	187,492
ICON Risk-Managed Balanced Fund	321,451	-	-	321,451

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2014, were as follows:

	Distributions Paid from
Fund	Ordinary Income	Net Long- Term Gains	Total Distributions Paid
ICON Bond Fund	$4,279,532	$1,339,679	$5,619,211
ICON Equity Income Fund	731,816	-	731,816
ICON Opportunities Fund	20,853	-	20,853
ICON Risk-Managed Balanced Fund	1,049,673	-	1,049,673

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Net Long- Term-Gains	Late Year Loss Deferral**	Capital Loss Carryover	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
ICON Bond Fund	$-	$-	$(2,708,514)	$-	$-	$(1,674,516)	$(4,383,030)
ICON Equity Income Fund	73,948	-	-	(19,723,757)	-	(3,383,190)	(23,032,999)
ICON Fund	-	-	(1,605,734)	(17,897,797)	-	(176,120)	(19,679,651)
ICON Long/Short Fund	-	-	(2,368,847)	(53,001,605)	-	506,393	(54,864,059)

NOTES TO FINANCIAL STATEMENTS	91

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Fund	Undistributed Ordinary Income	Undistributed Net Long- Term-Gains	Late Year Loss Deferral**	Capital Loss Carryover	Accumulated Capital and Other Losses	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
ICON Opportunities Fund	$-	$-	$(70,964)	$-	$-	$(74,607)	$(145,571)
ICON Risk-Managed Balanced Fund	-	-	-	(13,217,299)	-	(764,331)	(13,981,630)

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

**	The Funds have elected to defer certain qualified late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

As of September 30, 2015, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Appreciation/ (Depreciation)
ICON Bond Fund	$87,176,082	$189,557	$(1,864,073)	$(1,674,516)
ICON Equity Income Fund	50,184,105	1,013,696	(4,396,784)	(3,383,088)
ICON Fund	56,587,822	4,054,838	(4,230,958)	(176,120)
ICON Long/Short Fund	34,100,390	2,785,241	(2,278,848)	506,393
ICON Opportunities Fund	11,128,088	714,774	(789,381)	(74,607)
ICON Risk-Managed Balanced Fund	51,062,063	1,547,442	(2,347,216)	(799,774)

7.  Subsequent Events

Management has evaluated the possibility of subsequent events and determined that there are no material events that would require adjustment to or disclosure in the Funds’ financial statements.

92	NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Bond Fund, ICON Equity Income Fund, ICON Fund, ICON Long/Short Fund, ICON Opportunities Fund, and ICON Risk-Managed Balanced Fund (six of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Kansas City, Missouri

November 18, 2015

REPORT OF ACCOUNTING FIRM	93

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

SEPTEMBER 30, 2015 (UNAUDITED)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/01/15 – 9/30/15).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

94	EXPENSE EXAMPLE

redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expense Paid During Period 4/1/15 - 9/30/15*	Annualized Expense Ratio 4/1/15 - 9/30/15*
Actual Expenses
ICON Bond Fund
Class S	$1,000	$989.30	$3.74	0.75%
Class C	1,000	985.20	7.96	1.60%
Class A	1,000	989.00	4.99	1.00%
ICON Equity Income Fund
Class S	1,000	930.70	5.81	1.20%
Class C	1,000	926.50	10.62	2.20%
Class A	1,000	929.90	7.02	1.45%
ICON Fund
Class S	1,000	846.40	5.42	1.17%
Class C	1,000	841.60	10.39	2.25%
Class A	1,000	844.90	6.94	1.50%
ICON Long/Short Fund
Class S	1,000	874.00	6.01	1.28%
Class C	1,000	869.60	10.92	2.33%
Class A	1,000	872.80	7.42	1.58%
ICON Opportunites Fund	1,000	919.30	7.22	1.50%
ICON Risk-Managed Balanced Fund
Class S	1,000	955.70	5.88	1.20%
Class C	1,000	951.10	10.76	2.20%
Class A	1,000	953.90	7.10	1.45%
Hypothetical (assuming a 5% return before expenses)
ICON Bond Fund
Class S	1,000	1,021.31	3.80
Class C	1,000	1,017.05	8.09
Class A	1,000	1,020.05	5.06
ICON Equity Income Fund
Class S	1,000	1,019.05	6.07
Class C	1,000	1,014.04	11.11
Class A	1,000	1,017.80	7.33
ICON Fund
Class S	1,000	1,019.20	5.92
Class C	1,000	1,013.79	11.36
Class A	1,000	1,017.55	7.59

EXPENSE EXAMPLE	95

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expense Paid During Period 4/1/15 - 9/30/15*	Annualized Expense Ratio 4/1/15 - 9/30/15*
ICON Long/Short Fund
Class S	$1,000	$1,018.65	$6.48
Class C	1,000	1,013.39	11.76
Class A	1,000	1,017.15	7.99
ICON Opportunities Fund	1,000	1,017.55	7.59
ICON Risk-Managed Balanced Fund
Class S	1,000	1,019.05	6.07
Class C	1,000	1,014.04	11.11
Class A	1,000	1,017.80	7.33

*	Expenses are equal to the Fund’s six month expense ratio annualized and multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

96	EXPENSE EXAMPLE

BOARD OF TRUSTEES AND FUND OFFICERS

(UNAUDITED)

The ICON Funds Board of Trustees (“Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 64, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013 to present); and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) and President (2008 to 2013 and 2014 to present) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 65. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to present), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to 2014) and Delta Reinsurance Corporation (2000 to 2009 and 2011 to 2014). Mr. Bergert was a Director of Herre Bros, Inc., a contracting company (1998 to 2011).

John C. Pomeroy, Jr., 68. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director

TRUSTEES AND OFFICERS	97

of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 67. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 64, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013 to present); President (1998 to 2013 and 2014 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Donald Salcito, 62. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of IDI (2005 to present). Previously, he was a Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

Carrie M. Schoffman, 42. Ms. Schoffman has been a Vice President and Principal Financial Officer/Treasurer of the Funds since June 2013. Ms. Schoffman is also Chief Compliance Officer (2013 to present and 2004 to 2008) and Anti-Money Laundering Officer (2013 to present) of the ICON Funds. She is Senior Vice President (2011 to present) and Chief Compliance Officer (2013 to present and 2004 to 2011) of ICON Advisers. Previously, she was a Staff Accountant with the Securities and Exchange Commission (2003 to 2004) and also an Experienced Manager (2001 to 2003) and a Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

98	TRUSTEES AND OFFICERS

Lesley Caviness, 49. Ms. Caviness serves as Assistant Treasurer of the Funds (2014 to present). She has worked at ICON (2007-2008 and 2010-present) in fund accounting, compliance, business intelligence and performance capacities. Prior to working at ICON, Ms. Caviness was a Real Estate Broker at Seasons Real Estate Group (2008-2012) and Signature Real Estate (2014-present), Finance Manager at Navigant (2000-2007), and Associate/Senior Associate (1996 to 2000) at PricewaterhouseCoopers LLP.

TRUSTEES AND OFFICERS	99

OTHER INFORMATION (UNAUDITED)

Renewal of Investment Advisory Agreement

On August 10, 2015, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2015.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, was provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Fund) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”), for an additional one-year term commencing October 1, 2015. The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including expense limitation agreement as amended effective September 25, 2015.

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data obtained from Strategic Insight (“SI”) related to Fund performance and Fund expenses (the “SI Report”). The data also included an analysis of the management style to be applied and the style applied to the Funds’ ratings of the Funds’ performance in their management style on the AthenaInvest system (the “AthenaInvest Data”) and a presentation on the Adviser’s investment model.

The Board convened a meeting with SI on July 29, 2015 to discuss the SI Report and the information contained within the SI Report. Avi Nachmany, Co-Founder and Director of Research of SI and Kevin Shine, Senior Managing Director, U.S. Research & Advisory of SI, discussed the findings of the SI Report with the independent directors. Management personnel participated in the SI meeting convened to discuss the data for and with the Board. At the

100	OTHER INFORMATION

meeting, SI discussed its methodology, peer selection and the difficulty with some sector funds, expenses and fees, and performance relative to the respective Fund’s peers. SI also discussed the Funds size and how a respective Fund’s size would affect economies of scale, in particular, operating expenses.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in this process. In August 2015, after participating in the meeting with SI and management, the Independent met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information concerning the AthenaInvest rankings and other issue raised in the SI meeting. In addition, the Board received materials from legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the SI Report and the AthenaInvest Data were discussed and management personnel showed performance for each fund and discussed the factors affecting performance. The Board inquired from SI whether there was any correlation between fund expenses and performance, and SI saw no correlation with the ICON Funds. During the discussion on performance, management personnel noted that from a strategy (Athena)

OTHER INFORMATION	101

perspective, 2014 was very difficult for active managers. Behaviors that historically have been rewarded and led to high strategy consistency ratings were not rewarded in 2014. Those behaviors include willingness to look different from an index, concentration of securities, conviction in securities selections, and holding stocks similar to other managers in a stated strategy. Causing further frustration in 2014, many stock and industry moves were not based on value, as ICON measures it. Something changed entering 2015. Behaviors that have been associated with superior performance in the past have been rewarded in the first part of 2015. Industry and sector selection have been better contributors to performance the first half of 2015 meaning that, more than last year, sector and industry tilts have been rewarded. ICON measures how sector indexes are in correlation with the S&P 1500 and 600 Indexes on a trailing 13-week basis. In 2015, the correlations have dropped, indicating sector differences in performance. Along with the decreasing correlations, sector returns have changed from 2014. Utilities was #1 in 2014, but is the worst at #10 for 2015. Consumer Discretionary has swung from #6 in 2014 to #2 the first half of 2015. In summary, value has been useful in rotating and capturing the industry and sector leadership of 2015.

In addition, in 2014 large cap stocks beat small cap stocks. As indexes are market capitalization weighted, index huggers did well in 2014. For the first six months of 2015, S&P 500 Index gained 1.56% whereas the S&P Small Cap 600 Index beat it, gaining 4.15%. In this market setting the ICON Funds did well across the Fund family: sector funds, diversified funds and international funds.

The Trustees noted that Advisers’ performance relative to other valuation managers as judged by the AthenaInvest system is above the medium. SI also noted that from a performance point of view, the Funds in the SI Report are compared using the Morningstar data, and there is no Morningstar category for “all cap” funds, but all ICON Funds are improving.

The Board addressed style consistency with the Adviser. Management advised that, based on the Adviser’s own analysis, and with the restructuring of the Adviser, the Adviser has continued an additional level of review on the Portfolio Managers (“PMs”) to make sure they are adhering to the ICON System; the Senior Vice President of Fund Management has been systematically tracking the Funds’ performance; he evaluates each of the ICON Funds to help ensure all PMs are investing consistently and in accordance with the ICON System by evaluating the Funds from an attribution perspective in monthly meetings.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed

102	OTHER INFORMATION

ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.  That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B.  That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, the Adviser’s performance is competitive with other fund managers in the value style group, and the Adviser has applied a disciplined approach in the style specified in the Funds’ offering document;

C.  That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and methodology;

D.  That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews with selected PMs, is satisfied with the research and portfolio management, that research and portfolio management is being constantly evaluated and improved upon; and that the PMs are evaluating trading services systematically, the Board concluded that the Adviser is providing the Funds with professional management of the nature, quality and scope required by the Funds; and

E.  The risks assumed by ICON in providing investment advisory services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust, is made with the recognition that shareholders may redeem their shares at any time without notice and the Trust’s advisory relationship with ICON may be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the SI Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

OTHER INFORMATION	103

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the SI Report. It was noted that SI was selected at the May Board meeting to prepare its report, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A.  the advisory fee structures of the Funds are within the range of funds considered in the comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B.  ICON has contractually agreed to impose expense limitations on each and every Fund at a cost to ICON;

C.  ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection

104	OTHER INFORMATION

with assessing data bearing on the fairness of fee arrangements. The Trustees noted that certain ICON institutional/sub-advised type accounts have lower fees than the fees paid by the Funds for a number of reasons, including but not limited to, those clients call for different commitments of time, institutional clients have low and predictable turnover of assets, in competition joint costs are apportioned among paying customers according to elasticity of demand and the Adviser has a limited level of responsibility in sub-managed accounts, or accounts with an investor agent/advisor.

The Board noted that the Funds’ redemptions were similar to industry averages which showed two things: 1) that the Funds’ Performance was not adversely impacting fund redemptions, and 2) that the fees and costs were competitive when compared to size. The Board noted that there are thousands of mutual funds competing; that investors can search and trade funds on the internet or on platforms at very little or no cost; and that if the Adviser were overcharging for its services, with its performance being what it is, the Board would have expected redemptions in excess of industry norms.

The Board concluded that the Adviser is providing the Funds with professional management at a fair, reasonable and competitive price.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that IDI does not charge a fee to the Funds for its services and that ICON’s fee for administrative services appears to be consistent with such fees in other fund groups. The Board noted that ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were consistent with fees paid by similar funds and other clients of ICON, and were reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

OTHER INFORMATION	105

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2015,

qualifies for the corporate dividends received deduction for the following Funds:

Fund	Dividends Received Deduction
ICON Bond Fund	2.3%
ICON Equity Income Fund	80.8
ICON Opportunities Fund	22.7
ICON Risk-Managed Balanced Fund	78.6

For the fiscal year ended September 30, 2015, the following funds paid qualified dividend income:

Fund	Amount
ICON Bond Fund	9.6%
ICON Equity Income Fund	90.3%
ICON Opportunities Fund	23.1%
ICON Risk-Managed Balanced Fund	92.3%

The Funds designate the following amounts, or the maximum amount needed, as long-term capital gain distributions qualifying for the maximum

20% income tax rate for individuals:

Fund	Amount
ICON Bond Fund	$1,246,377
ICON Opportunities Fund	60,583

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

106	OTHER INFORMATION

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

Cost Basis Information

Effective January 1, 2012, federal law requires mutual fund companies to maintain and report a shareholder’s cost basis by tax lot, gain/loss information and holding period of covered shares to the Internal Revenue Service on Form 1099. Covered shares are mutual fund shares acquired on or after January 1, 2012. A fund is not required to maintain and report information for shares not deemed as covered.

The new law requires each fund to elect a default tax identification methodology in order to perform the required reporting. As a result, the Trust has chosen Average Cost as its default tax identification methodology. This is the method each Fund will use. However, at the time of purchase or upon the sale of covered shares, shareholders may choose a different tax identification method. Furthermore, if you purchase shares through a financial intermediary, please contact the intermediary to find out what default tax identification method they will use. We recommend that you consult your tax adviser to determine which tax identification methodology best suits your individual tax situation.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

OTHER INFORMATION	107

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  income and transaction history

■  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

108	FUNDS PRIVACY INFORMATION

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

■  open an account or enter into an investment advisory contract

■  provide account information or give us your contact information

■  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■  Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ ICON doesn’t jointly market

FUNDS PRIVACY INFORMATION	109

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

2015 ANNUAL REPORT

ICON INTERNATIONAL FUNDS

INVESTMENT UPDATE

ICON Emerging Markets Fund

ICON International Equity Fund

1-800-764-0442 | www.iconfunds.com

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

You may change or cancel your participation in eDelivery by visiting www.iconfunds.com, or you can request a hard copy of any of the materials free of charge by calling ICON Funds at 1-800-764-0442.

1-800-764-0442     •    www.iconfunds.com

ABOUT THIS REPORT (UNAUDITED)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2015, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment in a region fund may involve greater risk and volatility than a diversified fund. An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment.

Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign

2	ABOUT THIS REPORT

stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ABOUT THIS REPORT	3

MANAGEMENT OVERVIEW (UNAUDITED) ICON EMERGING MARKETS FUND

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON Emerging Markets Fund (the Fund) Class S returned -5.61% for the fiscal year ended September 30, 2015, while its benchmark, the MSCI Emerging Markets Index, returned -18.98%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Unlike the previous fiscal year’s gain, the emerging markets benchmark experienced a marked decline over the course of fiscal year 2015. While the U.S. economy continued to show signs of improvement relative to the rest of the world, headwinds investors faced internationally during the period included economic growth concerns, especially with respect to that of China and many of its emerging markets peers, currency volatility, and the prospect of the Federal Reserve raising rates for the first time since 2006. However, despite these headwinds, interest rates generally remained low and monetary policy continued to be accommodative globally.

From a country perspective, Hungary was the sole country within the emerging markets benchmark to experience positive returns during the period. China was the second best performing country, despite its negative return for the fiscal year and its significant drop in performance that began in mid-2015. Greece, dealing with debt problems and a possibility of its exit from the Eurozone, was the worst performing country in the emerging markets space. While the Fund did not participate in Hungary’s upside move, China, an average underweight for the Fund during the period, was one of the larger contributors to relative performance. Having no position in Greece during the period also contributed to performance relative to the benchmark. Lastly, the Fund’s overweight position in India was the largest contributor to relative performance while the Fund’s underweight position in South Africa detracted the most from relative performance.

From a sector perspective, although each sector in the benchmark experienced a decline during the period, the Health Care sector was the best performing sector followed by Information Technology. The Fund had an overweight position relative to the benchmark in both sectors during the period, contributing to the Fund’s performance relative to the

4	MANAGEMENT OVERVIEW

benchmark. The Energy and Materials sectors were the two worst performing sectors during the period and the Fund’s underweight position in both sectors contributed to the Fund’s performance relative to the benchmark. Finally, the Financials sector, an average underweight in the Fund, was the largest contributor to relative performance while the Consumer Discretionary sector, an average overweight, was the largest and only detractor on a relative basis.

Q.	How did the Fund’s composition affect performance?

A.	The top country contributors to Fund performance during the period were China, India, and Taiwan. South Korea, Brazil and South Africa detracted the most from Fund performance. Top sector contributors to Fund performance during the period included Health Care, led by the pharmaceuticals industry, and Industrials, an average sector overweight that was led by the airport services industry. The Consumer Discretionary sector, where the catalog retail industry was the largest detractor, and the Financials sector, where diversified banks was the largest detractor, detracted the most from Fund performance.

From a total effect standpoint, countries that added the most to relative performance in addition to India included China and Brazil. Countries detracting the most from relative performance in addition to South Africa included Malaysia, an average underweight, and Taiwan. Sectors adding the most to relative performance from a total effect standpoint, in addition to Financials, included Industrials and Energy. As mentioned previously, the Consumer Discretionary sector was the only sector that detracted from relative performance from a total effect standpoint.

With equity valuations appearing to be stretched during the period, a higher than average allocation to cash was used for defensive purposes, which added significantly to benchmark relative performance. The Fund did not employ currency hedging during the period.

Q.	What is your investment outlook for emerging markets?

A.	At the end of fiscal year 2015, the emerging markets value-to-price (V/P) ratio stood at 0.89, indicating that, on average, emerging markets stocks are overpriced according to our system. Having surpassed our estimates of fair value, we have built up a cash position that we intend to put toward better bargains as they present themselves. Economic growth outside of the United States remains a key concern for investors, particularly as it relates to China and many of its fellow emerging market countries. Despite the prospect of the Federal Reserve tightening monetary policy in the near term, monetary policy in general remains accommodative globally.

MANAGEMENT OVERVIEW	5

Although our system continues to indicate emerging markets in general are overvalued, there are still areas demonstrating good bargains according to our methodology. Examples of countries where we see opportunities include India and Thailand, and the Fund is overweight in both countries. Industries in which we are finding opportunities include internet software & services, health care facilities and property & casualty insurance. Guided by our disciplined, systematic and non-emotional approach to investing, we remain ready to reallocate and adapt as our investment system dictates.

ICON Emerging Markets Fund

Country Composition

September 30, 2015

India	21.5%
South Korea	20.8%
South Africa	9.4%
China	8.5%
Hong Kong	6.5%
Thailand	4.4%
Turkey	3.2%
Philippines	2.8%
Mexico	2.6%
Brazil	2.2%
Taiwan	2.2%
Malaysia	0.9%

85.0%

Percentages are based upon common and preferred stocks as a percentage of net assets.

ICON Emerging Markets Fund

Sector Composition

September 30, 2015

Real Estate Investment Trusts	26.6%
Information Technology	13.7%
Consumer Discretionary	13.1%
Leisure and Consumer Staples	8.8%
Industrials	7.5%
Health Care	5.2%
Telecommunication Services	3.3%
Utilities	2.5%
Telecommunication & Utilities	2.0%
Materials	1.9%
Energy	0.4%

85.0%

Percentages are based upon common and preferred stocks as a percentage of net assets.

6	MANAGEMENT OVERVIEW

ICON Emerging Markets Fund

Industry Composition

September 30, 2015

Diversified Banks	11.1%
Multi-Sector Holdings	5.0%
Internet Software & Services	4.0%
Health Care Facilities	3.4%
Technology Hardware, Storage & Peripherals	3.3%
Wireless Telecommunication Services	3.3%
Household Products	3.2%
Gas Utilities	2.6%
Automobile Manufacturers	2.5%
Airport Services	2.4%
Life & Health Insurance	2.4%
Property & Casualty Insurance	2.3%
Environmental & Facilities Services	2.2%
Motorcycle Manufacturers	2.2%
Semiconductors	2.2%
Thrifts & Mortgage Finance	2.2%
Tobacco	2.2%
Cable & Satellite	2.1%
Water Utilities	1.9%
IT Consulting & Other Services	1.8%
Pharmaceuticals	1.8%
Electronic Manufacturing Services	1.4%
Real Estate Development	1.4%
Reinsurance	1.4%
Casinos & Gaming	1.3%
Diversified Chemicals	1.3%
Marine Ports & Services	1.2%
Broadcasting	1.0%
Electronic Equipment & Instruments	1.0%
Specialty Stores	1.0%
Other Industries (each less than 1%)	9.9%

85.0%

Percentages are based upon common and preferred stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	7

ICON Emerging Markets Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Emerging Markets Fund - Class S	2/25/97	-5.61%	1.23%	3.52%	2.58%	2.11%	1.88%
ICON Emerging Markets Fund - Class C	1/25/08	-6.68%	0.24%	N/A	-1.11%	4.65%	2.78%
ICON Emerging Markets Fund - Class A	5/31/06	-5.84%	1.02%	N/A	1.48%	4.32%	1.95%
ICON Emerging Markets Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-11.27%	-0.16%	N/A	0.84%	4.32%	1.95%
MSCI Emerging Markets Index		-18.98%	-3.25%	4.60%	5.13%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective May 5, 2014. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

8	MANAGEMENT OVERVIEW

ICON Emerging Markets Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Emerging Markets Fund’s Class S shares on the Class’ inception date of 2/25/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s name and investment strategy changed effective May 5, 2014. The Fund’s past performance would have been different if the current strategy had been in effect. Performance for the Emerging Markets Fund’s other share classes will vary due to differences in charges and expenses. The Emerging Markets Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	9

ICON EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (84.5%)
Agricultural Products (0.3%)
22,000	Genting Plantations Bhd*	$49,501

Airport Services (2.4%)
54,000	Airports of Thailand PCL*	419,138

Apparel Retail (0.7%)
9,100	Mr Price Group, Ltd.*	127,032

Automobile Manufacturers (2.5%)
17,000	Ford Otomotiv Sanayi*	181,668
3,600	Maruti Suzuki India, Ltd.*	257,060

		438,728
Brewers (0.7%)
24,500	AMBEV S.A.**	120,013

Broadcasting (1.0%)
30,000	Zee Entertainment Enterprises, Ltd.*	179,780

Cable & Satellite (2.1%)
2,870	Naspers, Ltd., Class N*	359,689

Casinos & Gaming (1.3%)
6,500	Kangwon Land, Inc.*	232,319

Catalog Retail (0.7%)
750	CJ O Shopping Co., Ltd.*	117,430

Diversified Banks (10.6%)
96,000	Akbank T.A.S.*	215,355
90,000	BDO Unibank, Inc.*	199,600
65,000	Grupo Financiero Banorte S.A.B. de C.V., Class O**	318,831
15,200	HDFC Bank, Ltd.*	248,541

Shares or Principal Amount		Value

88,700	ICICI Bank, Ltd.*	$365,570
55,000	Malayan Banking Bhd*	107,297
10,800	Standard Bank Group, Ltd.*	105,453
25,400	Yes Bank, Ltd.*	283,809

		1,844,456
Diversified Chemicals (1.3%)
39,400	Tata Chemicals, Ltd.*	230,553

Diversified Support Services (0.7%)
1,200	KEPCO Plant Service & Engineering Co., Ltd.*	122,824

Electronic Equipment & Instruments (1.0%)
4,500	SFA Engineering Corp.*	171,202

Electronic Manufacturing Services (1.4%)
40,000	AAC Technologies Holdings, Inc.*	250,466

Environmental & Facilities Services (2.2%)
268,000	China Everbright International, Ltd.*	378,579

Food Distributors (0.7%)
5,700	Hyundai Greenfood Co., Ltd.*	123,467

Gas Utilities (2.6%)
42,000	China Resources Gas Group, Ltd.*	107,965
10,400	Korea Gas Corp.*	349,278

		457,243
Health Care Facilities (3.4%)
8,200	Apollo Hospitals Enterprise, Ltd.*	180,002
159,000	Life Healthcare Group Holdings, Ltd.*	409,022

		589,024

10	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value

Highways & Railtracks (0.6%)
32,000	CCR S.A.**	$98,232

Hotels, Resorts & Cruise Lines (0.7%)
1,000	Hana Tour Service, Inc.*	122,861

Household Appliances (0.9%)
2,200	Coway Co., Ltd.*	155,674

Household Products (3.2%)
780	LG Household & Health Care, Ltd.*	564,477

Industrial Conglomerates (0.4%)
12,000	Beijing Enterprises Holdings, Ltd.*	72,369

Internet Software & Services (4.0%)
240	NAVER Corp.*	104,025
35,045	Tencent Holdings, Ltd.*	591,653

		695,678
IT Consulting & Other Services (1.8%)
11,200	Infosys, Ltd.*	197,844
12,000	Wipro, Ltd.*	109,640

		307,484
Life & Health Insurance (2.4%)
50,000	China Life Insurance Co. Ltd., Class H*	174,219
49,000	Ping An Insurance Group Co., Class H*	245,171

		419,390
Marine Ports & Services (1.2%)
47,600	Adani Ports and Special Economic Zone*	217,449

Motorcycle Manufacturers (2.2%)
10,300	Hero MotorCorp, Ltd.*	376,881

Multi-Sector Holdings (5.0%)
17,000	Ayala Corp.*	279,150
53,000	Haci Omer Sabanci Holding*	155,511
23,900	Remgro, Ltd.*	435,906

		870,567

Shares or Principal Amount		Value

Oil & Gas Storage & Transportation (0.4%)
4,500	Ultrapar Participacoes S.A.**	$75,823

Personal Products (0.9%)
16,000	Hengan International Group Co., Ltd.*	156,451

Pharmaceuticals (1.8%)
60,000	China Medical System Holdings, Ltd.*	68,518
3,800	Dr. Reddy’s Laboratories, Ltd.*	241,521

		310,039
Property & Casualty Insurance (2.3%)
8,000	Hyundai Marine & Fire Insurance Co., Ltd.*	204,117
820	Samsung Fire & Marine Insurance Co., Ltd.*	193,637

		397,754
Real Estate Development (1.4%)
106,000	China Resources Land, Ltd.*	250,299

Real Estate Operating Companies (0.8%)
116,000	Central Pattana PCL*	143,206

Reinsurance (1.4%)
20,784	Korean Reinsurance Co.*	250,233

Semiconductors (2.2%)
94,000	Taiwan Semiconductor Manufacturing Co., Ltd.*	376,721

Soft Drinks (0.8%)
25,000	Arca Continental S.A.B. de C.V.**	140,788

Specialty Chemicals (0.6%)
7,900	Asian Paints, Ltd.*	101,419

Specialty Stores (1.0%)
1,890	Hotel Shilla Co., Ltd.*	184,216

SCHEDULE OF INVESTMENTS	11

Shares or Principal Amount		Value

Technology Hardware, Storage & Peripherals (3.3%)
596	Samsung Electronics Co., Ltd.*	$571,834

Thrifts & Mortgage Finance (2.2%)
54,800	LIC Housing Finance Ltd.*	392,655

Tobacco (2.2%)
75,200	ITC, Ltd.*	377,302

Water Utilities (1.9%)
472,000	Beijing Enterprises Water Group, Ltd.*†	331,999

Wireless Telecommunication Services (3.3%)
15,000	Advanced Info Service PCL*	93,555
50,000	Intouch Holdings PCL, Class F*	100,597
15,200	MTN Group, Ltd.*	195,461
810	SK Telecom Co., Ltd.*	179,687

		569,300

Shares or Principal Amount		Value

Total Common Stocks (Cost $15,633,119)		$14,742,545
Preferred Stock (0.5%)
Diversified Banks (0.5%)
13,750	Itau Unibanco Holding S.A.**	91,944

Total Preferred Stocks (Cost $196,055)		91,944
Short-Term Investments (14.8%)
$2,579,245	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	2,579,245

Total Short-Term Investments (Cost $2,579,245)		2,579,245
Total Investments 99.8% (Cost $18,408,419)		17,413,734
Other Assets Less Liabilities 0.2%		35,645

Net Assets 100.0%		$17,449,379

The accompanying notes are an integral part of the financial statements.

*	The value of foreign securities fair valued (Note 2) as of September 30, 2015 was 80.2% of net assets.

†	Non-income producing security.

**	This security is considered a Level 1 security. See Note 2 for further details.

12	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON INTERNATIONAL EQUITY FUND

Q.	How did the Fund perform relative to its benchmark?

A.	The ICON International Equity Fund (the Fund) Class S returned -3.15% for the fiscal year ended September 30, 2015, while the MSCI All Country World Index ex-United States (ACWI ex-U.S.) returned -11.78%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	We finished fiscal year 2015 with global stock market losses as the global economy digested increased financial volatility and economic uncertainty. China found itself under the spotlight as continued slower growth brought forth worries about the ripple effects on the broader global economy. While other sectors and countries adjusted to this slowdown, China experienced large gyrations in its equity markets, which prompted government intervention in its markets. Japan experienced a slow recovery from recession, with the assistance of a stimulative monetary policy. However, the slow pace of the recovery begs the question of whether there is a need for further future policy action in Asia’s second largest economy. Europe generally experienced continued growth amidst the undercurrents of the domestic and global economy. Greece dominated headlines as fiscal problems and backlashes against austerity brought a real possibility of its exit from the Eurozone. As the period closed, we still saw modest upside in the global markets overall with some regions showing great bargains and others appearing slightly overpriced according to our system.

At the beginning of the fiscal year, our valuation model signaled a modest 8% upside to fair value for global markets and pointed the Fund towards an overweight position in the cyclical sectors of the market such as Information Technology, Industrials, and Consumer Discretionary. From a regional perspective, the Fund maintained an overweight position in European equities as well as an underweight position in the Asia-Pacific region and Western Hemisphere. Emerging market equities remained overvalued according to our model and the Fund maintained an underweight position in those regions as well. Despite the ongoing issues looming over the world economy as well as rotations within the Fund that may seem contrarian, our discipline and focus on value guided our decisions, which we believe will benefit the Fund going forward.

MANAGEMENT OVERVIEW	13

As a multi-cap manager, we are not restricted by market capitalization. However, following our valuation readings led to a concentration in small and mid-cap companies during the period and an underweight position in large-cap stocks relative to the benchmark. Overall, large-cap stocks outperformed their small and mid-cap peers, which detracted from the fund’s relative performance.

Currency movements worldwide throughout the fiscal year also had a negative impact on the Fund’s returns. The U.S. dollar broadly strengthened throughout the year versus most of the underlying currencies of the holdings in the Fund. Currency hedging was not used during the fiscal year.

Q.	How did the Fund’s composition affect performance?

A.	The Fund’s primary contributors to benchmark relative performance came from the Industrials and Information Technology sectors. Specifically, overweight positions in the diversified support services and industrial machinery industries within the Industrials sector and semiconductors and IT consulting & other services industries within the Information Technology Sector contributed to performance relative to the benchmark. Further, an underweight position in the poor performing Financials sector, specifically in the diversified banks industry, proved beneficial.

Conversely, the Consumer Staples sector was a detractor, as the agricultural products and food retail industries hindered the Fund’s returns. The Energy sector was another notable source of relative underperformance as the sector was the worst performing sector for the period. The oil & gas equipment & services and oil & gas drilling industries suffered losses as commodity weakness had an adverse effect on companies’ stock prices. With the slight increase in interest rates and declines in stock prices, our valuation methodology is showing us slightly fewer bargains than we saw at the beginning of the year. As such, we see modest upside to the market, with the best bargains coming from the Financials and Industrials sectors.

While all geographic regions saw losses over the period, there were areas of clear differentiation among certain countries throughout the year. Most notably, emerging market countries saw larger losses, specifically in countries such as Brazil, Indonesia, Malaysia, and Russia. Conversely, countries in the developed world, specifically those in Europe, held up better throughout the year. As the period ended, the emerging markets and the Asia-Pacific region appeared overvalued according to our system while Europe and other developed markets in general showed the most upside globally.

14	MANAGEMENT OVERVIEW

Q.	What is your investment outlook for the international equity market?

A.	Our system estimates that international equities, on average, still remain below our estimate of their intrinsic value. At the end of the period, international markets as a whole had an overall average value-to-price (V/P) ratio of 1.05, implying that, on average, our estimate of fair value for stocks is about 5% higher than where they are currently trading. Risk aversion amongst investors remains and corporate earnings have generally grown despite ongoing economic struggles and geopolitical concerns. While global economic growth has languished outside of the United States, interest rates remain low, thanks in great part to loose monetary policy and extraordinary central bank intervention.

According to our valuation system, Europe represents the best opportunity from a regional perspective, with Asia-Pacific showing the least upside. Despite some improvements in sentiment and equity prices in the emerging market countries, overall they still remain overvalued according to our metrics and do not warrant an overweight exposure within the Fund. Based on our methodology, developed markets in Europe show attractive upside in countries such as Belgium, France, Germany, and Sweden. As of the end of the fiscal year 2015 we estimate that, on average, fair value for European equities is 25% higher than where prices are currently trading. Within the Western Hemisphere, Canada and Mexico look attractive to our system with Indonesia, the Philippines, and Thailand currently showing the most value in the Asia-Pacific region.

From a sector perspective, we are still tilted towards the Financials and Industrials sectors. Within our system, Energy is now the most over-valued sector, and represents an underweight position relative to the benchmark as we see little upside within this sector.

At ICON we continue to seek out industries that our system identifies as trading at a discount to fair value. Guided by our disciplined, systematic and non-emotional approach to investing, we see numerous opportunities amidst the recent turbulence and volatility. We believe it is nearly impossible to accurately time market bottoms and we believe rallies do not offer invitations. Therefore, given our current valuations, we remain almost fully invested. As market conditions dictate, we will adjust accordingly.

MANAGEMENT OVERVIEW	15

ICON International Equity Fund

Country Composition

September 30, 2015

Germany	22.6%
United Kingdom	12.8%
France	11.6%
Canada	6.7%
Japan	5.8%
Switzerland	5.4%
India	4.7%
Denmark	3.9%
Norway	2.0%
Sweden	2.0%
Belgium	1.4%
Finland	1.4%
Ireland	1.4%
United States	1.4%
Netherlands	1.3%
South Korea	1.3%
Isle Of Man	1.1%
South Africa	0.9%
China	0.8%
Spain	0.8%
Australia	0.7%
Portugal	0.7%
Hong Kong	0.4%
Philippines	0.4%

91.5%

Percentages are based upon common, preferred and real estate investment trusts stocks as a percentage of net assets.

ICON International Equity Fund

Sector Composition

September 30, 2015

Real Estate Investment Trusts	19.2%
Industrials	18.4%
Information Technology	12.4%
Consumer Discretionary	11.8%
Leisure and Consumer Staples	9.9%
Health Care	6.0%
Utilities	5.3%
Materials	5.2%
Energy	1.9%
Telecommunication Services	0.9%
Telecommunication & Utilities	0.5%

91.5%

Percentages are based upon common, preferred and real estate investment trusts stocks as a percentage of net assets.

16	MANAGEMENT OVERVIEW

ICON International Equity Fund

Industry Composition

September 30, 2015

Pharmaceuticals	4.6%
Diversified Banks	4.3%
Data Processing & Outsourced Services	3.3%
Life & Health Insurance	3.3%
Multi-Utilities	3.2%
Cable & Satellite	3.1%
Electronic Equipment & Instruments	2.9%
Packaged Foods & Meats	2.9%
Specialty Chemicals	2.6%
Industrial Conglomerates	2.5%
Advertising	2.4%
Airlines	2.4%
Auto Parts & Equipment	2.4%
Aerospace & Defense	2.2%
Multi-line Insurance	2.2%
Railroads	2.1%
IT Consulting & Other Services	2.0%
Research & Consulting Services	1.8%
Building Products	1.7%
Food Retail	1.7%
Household Products	1.7%
Semiconductors	1.6%
Integrated Oil & Gas	1.5%
Multi-Sector Holdings	1.4%
Personal Products	1.3%
Broadcasting	1.2%
Diversified Support Services	1.2%
Industrial Machinery	1.2%
Integrated Telecommunication Services	1.2%
Security & Alarm Services	1.2%
Automobile Manufacturers	1.1%
Diversified Capital Markets	1.1%
Airport Services	1.0%
Thrifts & Mortgage Finance	1.0%
Water Utilities	1.0%
Other Industries (each less than 1%)	19.2%

91.5%

Percentages are based upon common, preferred and real estate investment trusts stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	17

ICON International Equity Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON International Equity Fund - Class S	2/18/97	-3.15%	-0.81%	1.44%	4.77%	1.41%	1.41%
ICON International Equity Fund - Class C	2/19/04	-4.20%	-1.89%	0.27%	1.90%	2.82%	2.56%
ICON International Equity Fund - Class A	5/31/06	-3.52%	-1.17%	N/A	-1.02%	2.12%	1.81%
ICON International Equity Fund - Class A (including maximum sales charge of 5.75%)	5/31/06	-9.06%	-2.33%	N/A	-1.65%	2.12%	1.81%
MSCI ACWI ex-U.S.		-11.78%	2.27%	3.49%	4.53%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

18	MANAGEMENT OVERVIEW

ICON International Equity Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the International Equity Fund’s Class S shares on the Class’ inception date of 2/18/97 to a $10,000 investment made in an unmanaged securities index on that date. The Fund’s name and investment strategy changed effective January 29, 2004. The Fund’s past performance would have been different if the current strategy had been in effect. Performance for the International Equity Fund’s other share classes will vary due to differences in charges and expenses. The International Equity Fund’s performance in this chart and the performance table assumes the reinvestment of dividends, capital gain distributions and tax return of capital, but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	19

ICON INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (89.0%)
Advertising (2.4%)
19,500	CyberAgent, Inc.*(a)	$762,814
50,000	WPP PLC*	1,040,950

		1,803,764
Aerospace & Defense (2.2%)
5,400	Airbus Group SE*	319,788
87,000	BAE Systems PLC*	589,738
40,000	Meggitt PLC*	288,565
19,000	Zodiac Aerospace*	436,244

		1,634,335
Airlines (2.4%)
69,300	Air Canada†**	557,204
6,900	American Airlines Group, Inc.**	267,927
37,150	Deutsche Lufthansa AG*†	517,157
11,500	Southwest Airlines Co.**	437,460

		1,779,748
Airport Services (1.0%)
11,500	Fraport AG Frankfurt Airport Services Worldwide*	711,078

Alternative Carriers (0.4%)
63,000	TalkTalk Telecom Group PLC*(a)	299,997

Application Software (0.8%)
9,200	SAP SE*	596,010

Asset Management & Custody Banks (0.7%)
18,000	Deutsche Beteiligungs AG*	501,303

Auto Parts & Equipment (2.4%)
4,900	Linamar Corp.**	256,842
12,000	Magna International, Inc.**	575,586
33,000	Martinrea International, Inc.**	261,132
11,300	Montupet*	666,163

		1,759,723

Shares or Principal Amount		Value
Automobile Manufacturers (1.1%)
7,800	Daimler AG*	$567,864
50,258	Tata Motors, Ltd.*†	228,161

		796,025
Brewers (0.9%)
18,200	Royal Unibrew AS*	681,433

Broadcasting (1.2%)
26,000	Mediaset Espana Comunicacion S.A.*	284,230
12,300	ProSiebenSat.1 Media SE*	603,753

		887,983
Building Products (1.7%)
16,000	Assa Abloy AB*	286,972
6,800	Rockwool International AS, Class B*	969,273

		1,256,245
Cable & Satellite (3.1%)
11,400	Eutelsat Communications S.A.*	349,650
5,138	Naspers, Ltd., Class N*	643,930
7,300	Numericable-SFR SAS*†	337,948
44,000	Quebecor, Inc., Class B**	963,087

		2,294,615
Commodity Chemicals (0.9%)
49,000	Asahi Kasei Corp.*	345,521
72,000	Tosoh Corp.*(a)	346,506

		692,027
Communications Equipment (0.6%)
43,000	ADVA Optical Networking SE†**	460,157

Construction Materials (0.7%)
4,200	HeidelbergCement AG*	288,422
4,630	LafargeHolcim, Ltd.**	241,191

		529,613
Data Processing & Outsourced Services (3.3%)
169,000	Optimal Payments PLC*†	828,701

20	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value
33,500	Wirecard AG*	$1,604,051

		2,432,752
Distillers & Vintners (0.5%)
15,000	Diageo PLC*	403,003

Diversified Banks (4.3%)
86,000	Axis Bank, Ltd.*	655,029
42,900	Commerzbank AG*†	453,100
21,000	DnB ASA*	273,302
57,000	HDFC Bank, Ltd.*	932,027
250,000	Lloyds Banking Group PLC*	284,615
26,000	Nordea Bank AB*	290,069
27,000	Skandinaviska Enskilda Banken AB*	288,771

		3,176,913
Diversified Capital Markets (1.1%)
23,200	Close Brothers Group PLC*	524,757
12,000	Deutsche Bank AG*	323,846

		848,603
Diversified Real Estate Activities (0.8%)
5,800	Daito Trust Construction Co., Ltd.*	589,308

Diversified Support Services (1.2%)
38,000	Babcock International Group PLC*	525,700
6,600	Cewe Stiftung & Co. KGAA*	367,163

		892,863
Electric Utilities (0.4%)
146,000	Power Grid Corp. of India, Ltd.*	295,931

Electronic Components (0.4%)
20,600	Japan Aviation Electronics Industry, Ltd.*	309,417

Electronic Equipment & Instruments (2.9%)
5,157	Ingenico Group*	623,153
14,240	Isra Vision AG*	796,637
28,595	Jenoptik AG*	406,531
11,400	Spectris PLC*	291,678

		2,117,999
Fertilizers & Agricultural Chemicals (0.3%)
220,000	Gujarat State Fertilizers & Chemicals, Ltd.*	236,932

Shares or Principal Amount		Value
Food Retail (1.7%)
7,000	Casino Guichard Perrachon S.A.*	$372,784
10,700	Kesko Oyj, Class B*	379,003
385,000	Sonae SGPS S.A.*	474,806

		1,226,593
Gas Utilities (0.5%)
12,000	Korea Gas Corp.*	403,014

Health Care Equipment (0.8%)
32,000	GN Store Nord AS*	574,872

Household Products (1.1%)
640	LG Household & Health Care, Ltd.*	463,161
16,000	Pigeon Corp.**	371,175

		834,336
Hypermarkets & Super Centers (0.9%)
11,500	Carrefour S.A.**	339,756
200,000	Robinsons Retail Holdings, Inc.*	312,837

		652,593
Industrial Conglomerates (2.5%)
3,198	Daetwyler Holding AG*(a)	434,128
25,000	Indus Holding AG*	1,118,574
3,650	Siemens AG*	326,080

		1,878,782
Industrial Machinery (1.2%)
1,400,000	EVA Precision Industrial Holdings, Ltd.*	276,484
8,000	GEA Group AG*	305,043
5,500	NKT Holding AS*	290,380

		871,907
Integrated Oil & Gas (1.5%)
73,300	BP PLC**	370,354
15,500	Royal Dutch Shell PLC, Class B**	366,486
8,200	Total S.A.**	368,340

		1,105,180
Integrated Telecommunication Services (1.2%)
20,300	Deutsche Telekom AG*	361,370
28,000	Telenor ASA*(a)	523,224

		884,594

SCHEDULE OF INVESTMENTS	21

Shares or Principal Amount		Value
Internet Software & Services (0.8%)
10,100	Alibaba Group Holding, Ltd., ADR†**	$595,597

IT Consulting & Other Services (2.0%)
5,629	Atos SE*	432,680
8,000	CANCOM SE*	278,536
5,000	Cap Gemini S.A.*	446,514
14,000	GFT Technologies SE*	342,230

		1,499,960
Leisure Products (0.9%)
26,000	Amer Sports OYJ*	661,328

Life & Health Insurance (3.3%)
51,000	Aegon N.V.*	292,441
156,000	Legal & General Group PLC*	562,500
10,200	NN Group**	292,003
60,000	Prudential PLC*	1,265,791

		2,412,735
Life Sciences Tools & Services (0.6%)
3,100	Tecan Group AG*	436,490

Multi-line Insurance (2.2%)
4,000	Allianz SE*	628,371
24,400	AXA S.A.*	592,406
14,000	Talanx AG*	419,416

		1,640,193
Multi-Sector Holdings (1.4%)
13,500	Groupe Bruxelles Lambert S.A.*	1,018,764

Multi-Utilities (3.2%)
22,100	Atco, Ltd., Class I**	649,172
31,000	E.ON SE*	266,025
34,900	Engie*	564,699
48,500	National Grid PLC*	675,466
20,000	RWE AG*	227,274

		2,382,636
Oil & Gas Storage & Transportation (0.4%)
7,800	Enbridge, Inc.**	289,614

Packaged Foods & Meats (2.9%)
7,800	Danone*	492,360
14,400	Nestle S.A.*	1,082,961
230	Orion Corp *	183,158
17,000	Saputo, Inc.**	373,249

		2,131,728

Shares or Principal Amount		Value
Paper Packaging (0.7%)
19,300	Smurfit Kappa Group PLC*	$519,981

Personal Products (1.3%)
8,400	Kao Corp.**	378,320
3,400	L’Oreal S.A.*	590,968

		969,288
Pharmaceuticals (4.6%)
2,800	Bayer AG*	359,235
33,000	Cipla, Ltd.*	320,741
5,600	Novartis AG*	514,706
7,000	Novo Nordisk AS, Class B*	377,752
4,000	Roche Holding AG*	1,061,886
7,900	Shire PLC*	540,060
1,500	Valeant Pharmaceuticals International, Inc.†**	267,741

		3,442,121
Railroads (2.1%)
3,600	Canadian Pacific Railway, Ltd.**	516,706
34,000	VTG AG*(a)	1,005,707

		1,522,413
Real Estate Development (0.8%)
145,321	Oberoi Realty, Ltd.*	605,807

Real Estate Operating Companies (0.8%)
6,000	Deutsche EuroShop AG*	269,799
10,200	Vonovia SE*	328,297

		598,096
Reinsurance (0.8%)
2,200	Muenchener Rueckversicherungs Gesellschaft AG*	410,882
2,300	Swiss Re AG*	197,333

		608,215
Research & Consulting Services (1.8%)
6,510	Bertrandt AG*	679,828
8,900	Teleperformance*	675,308

		1,355,136
Security & Alarm Services (1.2%)
21,500	Loomis AB, Class B*	563,516
67,500	Prosegur Cia de Seguridad S.A.*	325,031

		888,547

22	SCHEDULE OF INVESTMENTS

Shares or Principal Amount			Value
Semiconductors (1.6%)
40,100		ARM Holdings PLC*	$576,125
54,905		Infineon Technologies AG*	616,881

			1,193,006
Specialized Finance (0.4%)
95,000		Power Finance Corp., Ltd.*	333,380

Specialty Chemicals (2.6%)
111,640		Borregaard ASA*	672,465
-	(b)	Duk San Neolux Co., Ltd.*†	-	(b)
35,000		Hitachi Chemical Co., Ltd.*(a)	482,904
29,000		Tokyo Ohka Kogyo Co., Ltd.*	768,767

			1,924,136
Thrifts & Mortgage Finance (1.0%)
127,000		Paragon Group of Cos. PLC*	759,803

Tires & Rubber (0.4%)
3,200		Cie Generale des Etablissements Michelin, Class B**	291,132

Trading Companies & Distributors (0.4%)
114,000		SIG PLC*	299,713

Trucking (0.7%)
29,000		TransForce, Inc.**(a)	519,153

Water Utilities (1.0%)
32,700		Pennon Group PLC*	384,633
23,000		United Utilities Group PLC*	322,368

			707,001

Total Common Stocks (Cost $72,099,089)			66,025,621

Shares or Principal Amount		Value
Preferred Stocks (0.9%)
Home Improvement Retail (0.3%)
2,740	Hornbach Holding AG*	$220,620

Household Products (0.6%)
4,700	Henkel AG & Co. KGaA*	484,078

Total Preferred Stocks (Cost $747,656)		704,698
Real Estate Investment Trusts (1.6%)
14,300	Klepierre, REIT*	648,109
173,000	Charter Hall Group, REIT*	531,191

Total Real Estate Investment Trusts (Cost $1,278,562)		1,179,300
Collateral for Securities on Loan (5.1%)
3,785,339	State Street Navigator Prime Portfolio, 0.20%	3,785,339

Total Collateral for Securities on Loan (Cost $3,785,339)		3,785,339
Short-Term Investments (15.1%)
$11,214,677	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	11,214,677

Total Short-Term Investments (Cost $11,214,677)		11,214,677
Total Investments 111.7% (Cost $89,125,323)		82,909,635
Liabilities Less Other Assets (11.7)%		(8,684,407)

Net Assets 100.0%		$74,225,228

The accompanying notes are an integral part of the financial statements.

*	The value of foreign securities fair valued (Note 2) as of September 30, 2015 was 78.0% of net assets.

†	Non-income producing security.

**	This security is considered a Level 1 security. See Note 2 for further details.

(a)	All or a portion of the security was on loan as of September 30, 2015.

(b)	Value is less than 1.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

SCHEDULE OF INVESTMENTS	23

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

	ICON Emerging Markets Fund	ICON International Equity Fund
Assets
Investments, at cost	$18,408,419	$89,125,323

Investments, at value†	17,413,734	82,909,635
Foreign currency, at value(a)	15,757	43,958
Receivables:
Fund shares sold	49,295	93,574
Expense reimbursements due from Adviser	36,492	12,169
Dividends	6,551	52,637
Foreign tax reclaims	2,661	65,734
Other assets	9,455	21,774

Total Assets	17,533,945	83,199,481

Liabilities
Payables:
Fund shares redeemed	21,007	36,208
Advisory fees	14,540	61,556
Transfer agent fees	5,361	11,669
Fund accounting fees	784	3,478
Administration fees	726	3,077
Accrued distribution fees	623	3,527
Trustee fees	455	3,313
Capital gains tax	454	-
Investments purchased	-	5,006,685
Payable for collateral received on securities loaned	-	3,785,339
Accrued expenses	40,616	59,401

Total Liabilities	84,566	8,974,253

Net Assets - all share classes	$17,449,379	$74,225,228

Net Assets - Class S	$16,122,801	$67,200,360

Net Assets - Class C	$601,620	$3,299,387

Net Assets - Class A	$724,958	$3,725,481

24	FINANCIAL STATEMENTS

	ICON Emerging Markets Fund	ICON International Equity Fund
Net Assets Consist of
Paid-in capital	$26,190,223	$169,330,116
Accumulated undistributed net investment income/(loss)	(19,769)	(511,973)
Accumulated undistributed net realized gain/(loss)	(7,724,835)	(88,364,836)
Unrealized appreciation/(depreciation)	(996,240)	(6,228,079)

Net Assets	$17,449,379	$74,225,228

Shares outstanding (unlimited shares authorized, no par value)
Class S	1,244,546	5,909,082
Class C	48,893	321,343
Class A	56,144	331,482
Net asset value (offering and redemption price per share)
Class S	$12.95	$11.37
Class C	$12.30	$10.27
Class A	$12.91	$11.24
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$13.69	$11.92

† Includes securities on loan of	$-	$3,656,301

(a) Foreign currency, at cost	$16,305	$44,611

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	25

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

	ICON Emerging Markets Fund	ICON International Equity Fund
Investment Income
Interest	$494	$1,143
Dividends	182,308	1,278,051
Income from securities lending, net	-	47,040
Foreign taxes withheld	(17,285)	(129,985)

Total Investment Income	165,517	1,196,249

Expenses
Advisory fees	121,707	845,192
Audit and tax service expense	49,042	51,125
Registration fees:
Class S	16,184	14,011
Class C	10,824	11,055
Class A	10,251	10,810
Transfer agent fees	29,110	81,953
Custody fees	18,983	45,758
Distribution fees:
Class C	5,911	40,707
Class A	1,196	10,002
Administration fees	6,085	42,259
Fund accounting fees	2,866	19,707
Insurance expense	2,253	7,403
Trustee fees and expenses	1,382	11,444
Interest expense	512	409
Other expenses	47,970	97,873

Total expenses before expense reimbursement	324,276	1,289,708
Expense reimbursement by Adviser due to expense limitation agreement	(128,011)	(34,663)

Net Expenses	196,265	1,255,045

Net Investment Income/(Loss)	(30,748)	(58,796)

Net Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	(248,300)	(4,553,855)
Foreign currency	(19,620)	(503,558)
Net realized capital gains tax	-	(106,007)
Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	(787,160)	3,115,720
Net unrealized capital gains tax	(26)	4,052

Net realized and unrealized gain/(loss)	(1,055,106)	(2,043,648)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$(1,085,854)	$(2,102,444)

The accompanying notes are an integral part of the financial statements.

26	FINANCIAL STATEMENTS

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STATEMENTS OF CHANGES IN NET ASSETS

	ICON Emerging Markets Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
Operations
Net investment income/(loss)	$(30,748)	$(44,580)
Net realized gain/(loss) on investments	(248,300)	2,609,559
Net realized gain/(loss) from foreign currency	(19,620)	(37,546)
Net realized capital gains tax	-	(52,013)
Change in net unrealized appreciation/(depreciation)	(787,186)	(2,391,992)

Net increase/(decrease) in net assets resulting from operations	(1,085,854)	83,428

Dividends and Distributions to Shareholders
Net investment income
Class S	-	(59,304)
Class A	-	(1,490)

Net decrease from dividends and distributions	-	(60,794)

Fund Share Transactions
Shares sold
Class S	20,067,880	6,840,980
Class C	349,016	123,445
Class A	862,982	75,466
Reinvested dividends and distributions
Class S	-	56,463
Class A	-	1,270
Shares repurchased
Class S	(11,885,964)	(27,023,177)
Class C	(468,737)	(198,478)
Class A	(398,743)	(562,635)

Net increase/(decrease) from fund share transactions	8,526,434	(20,686,666)

Total net increase/(decrease) in net assets	7,440,580	(20,664,032)
Net Assets
Beginning of year	10,008,799	30,672,831

End of year	$17,449,379	$10,008,799

28	FINANCIAL STATEMENTS

ICON International Equity Fund
Year Ended September 30, 2015	Year Ended September 30, 2014

$(58,796)	$210,917
(4,553,855)	7,551,567
(503,558)	(271,659)
(106,007)	(35,013)
3,119,772	(11,815,994)

(2,102,444)	(4,360,182)

(71,695)	-
-	-

(71,695)	-

4,506,506	54,955,281
82,616	194,693
1,145,130	353,579

70,812	-
-	-

(15,856,511)	(12,360,031)
(1,251,157)	(1,233,291)
(1,339,594)	(1,312,960)

(12,642,198)	40,597,271

(14,816,337)	36,237,089

89,041,565	52,804,476

$74,225,228	$89,041,565

FINANCIAL STATEMENTS	29

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Emerging Markets Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014
Transactions in Fund Shares
Shares sold
Class S	1,456,599	496,107
Class C	26,591	9,218
Class A	62,831	5,468
Reinvested dividends and distributions
Class S	-	4,198
Class A	-	94
Shares repurchased
Class S	(863,679)	(1,998,939)
Class C	(35,508)	(15,076)
Class A	(28,954)	(41,663)

Net increase/(decrease)	617,880	(1,540,593)

Shares outstanding, beginning of year	731,703	2,272,296

Shares outstanding, end of year	1,349,583	731,703

Accumulated undistributed net investment income/(loss)	$(19,769)	$(18,814)

The accompanying notes are an integral part of the financial statements.

30	FINANCIAL STATEMENTS

ICON International Equity Fund
Year Ended September 30, 2015	Year Ended September 30, 2014

382,453	4,258,487
7,381	16,869
94,725	28,338

6,089	-
-	-

(1,317,093)	(986,622)
(114,930)	(107,336)
(114,235)	(106,543)

(1,055,610)	3,103,193

7,617,517	4,514,324

6,561,907	7,617,517

$(511,973)	$71,689

FINANCIAL STATEMENTS	31

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Emerging Markets Fund
Class S
Year ended September 30, 2015	$13.72	$(0.03)	$(0.74)	$(0.77)	$-	$-
Year ended September 30, 2014	13.51	(0.03)	0.27	0.24	(0.03)	-
Year ended September 30, 2013	12.21	0.06	1.33	1.39	(0.09)	-
Year ended September 30, 2012	10.12	0.11	2.02	2.13	(0.04)	-
Year ended September 30, 2011	12.35	0.07	(2.30)	(2.23)	-	-
Class C
Year ended September 30, 2015	13.18	(0.17)	(0.71)	(0.88)	-	-
Year ended September 30, 2014	13.06	(0.11)	0.23	0.12	-	-
Year ended September 30, 2013	11.84	(0.05)	1.28	1.23	(0.01)	-
Year ended September 30, 2012	9.88	0.01	1.95	1.96	-	-
Year ended September 30, 2011	12.17	(0.02)	(2.27)	(2.29)	-	-
Class A
Year ended September 30, 2015	13.71	(0.07)	(0.73)	(0.80)	-	-
Year ended September 30, 2014	13.51	(0.04)	0.27	0.23	(0.03)	-
Year ended September 30, 2013	12.17	0.04	1.33	1.37	(0.03)	-
Year ended September 30, 2012	10.10	0.09	2.00	2.09	(0.02)	-
Year ended September 30, 2011	12.35	0.04	(2.29)	(2.25)	-	-

32	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits		Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$-	$12.95	(5.61)%	$16,123	2.44%	1.55%		(1.08)%	(0.19)%	76.12%
(0.03)	13.72	1.78%	8,942	2.11%	1.88	%(d)	(0.42)%	(0.19)%	92.17%
(0.09)	13.51	11.44%	29,053	1.64%	1.64%		0.46%	0.46%	59.98%
(0.04)	12.21	21.16%	37,969	1.50%	1.50%		0.96%	0.96%	71.84%
-	10.12	(18.06)%	55,637	1.59%	1.59%		0.55%	0.55%	71.03%

-	12.30	(6.68)%	601	5.11%	2.55	%(b)	(3.88)%	(1.32)%	76.12%
-	13.18	0.92%	762	4.65%	2.78	%(b)	(2.70)%	(0.83)%	92.17%
(0.01)	13.06	10.44%	832	3.76%	2.56	%(b)	(1.63)%	(0.43)%	59.98%
-	11.84	19.84%	869	3.91%	2.55	%(b)	(1.28)%	0.08%	71.84%
-	9.88	(18.82)%	792	4.40%	2.55	%(b)	(2.02)%	(0.17)%	71.03%

-	12.91	(5.84)%	725	4.75%	1.80	%(b)	(3.44)%	(0.49)%	76.12%
(0.03)	13.71	1.68%	305	4.32%	1.95	%(b)	(2.65)%	(0.28)%	92.17%
(0.03)	13.51	11.29%	789	2.97%	1.81	%(b)	(0.82)%	0.34%	59.98%
(0.02)	12.17	20.73%	690	2.88%	1.80	%(b)	(0.31)%	0.77%	71.84%
-	10.10	(18.22)%	768	3.05%	1.81	%(b)	(0.97)%	0.27%	71.03%

FINANCIAL HIGHLIGHTS	33

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON International Equity Fund
Class S**
Year ended September 30, 2015	$11.75	$- (c)	$(0.37)	$(0.37)	$(0.01)	$-
Year ended September 30, 2014	11.81	0.06	(0.12)	(0.06)	-	-
Year ended September 30, 2013	11.05	0.07	0.74	0.81	- (c)	(0.05)
Year ended September 30, 2012	9.22	0.16	1.78	1.94	(0.11)	-
Year ended September 30, 2011	12.11	0.14	(2.95)	(2.81)	(0.08)	-
Class C
Year ended September 30, 2015	10.72	(0.12)	(0.33)	(0.45)	-	-
Year ended September 30, 2014	10.89	(0.08)	(0.09)	(0.17)	-	-
Year ended September 30, 2013	10.26	(0.04)	0.67	0.63	-	-
Year ended September 30, 2012	8.56	(0.02)	1.72	1.70	-	-
Year ended September 30, 2011	11.30	- (c)	(2.74)	(2.74)	-	-
Class A***
Year ended September 30, 2015	11.65	(0.04)	(0.37)	(0.41)	-	-
Year ended September 30, 2014	11.75	- (c)	(0.10)	(0.10)	-	-
Year ended September 30, 2013	10.99	0.04	0.73	0.77	- (c)	(0.01)
Year ended September 30, 2012	9.16	0.11	1.77	1.88	(0.05)	-
Year ended September 30, 2011	12.04	0.10	(2.94)	(2.84)	(0.04)	-

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
**	Class S shares were formerly named Class Z shares prior to January 23, 2012.
***	Class I shares merged into Class A on January 23, 2012. The results of each class prior to the merger may have been different than what is presented.
(a)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than a year.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(c)	Amount less than $0.005.
(d)	Effective May, 5, 2014, Class S’s operating expenses, not including interest expense, were contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(e)	Percentage less than 0.005%.

The accompanying notes are an integral part of the financial statements.

34	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits(b)	Before expense limitation/ recoupment and transfer agent earnings credits		After expense limitation/ recoupment and transfer agent earnings credits		Portfolio turnover rate(a)

$(0.01)	$11.37	(3.15)%	$67,201	1.41%	1.41%	-	%(e)	-	%(e)	204.10%
-	11.75	(0.51)%	80,356	1.41%	1.41%	0.44%		0.44%		192.93%
(0.05)	11.81	7.33%	42,105	1.45%	1.45%	0.65%		0.65%		137.83%
(0.11)	11.05	21.19%	56,152	1.39%	1.39%	1.47%		1.47%		121.82%
(0.08)	9.22	(23.38)%	6,826	1.45%	1.45%	1.12%		1.12%		91.46%

-	10.27	(4.20)%	3,299	2.96%	2.55%	(1.56)%		(1.15)%		204.10%
-	10.72	(1.56)%	4,597	2.82%	2.56%	(0.99)%		(0.73)%		192.93%
-	10.89	6.14%	5,657	2.77%	2.56%	(0.63)%		(0.42)%		137.83%
-	10.26	19.86%	6,773	2.72%	2.55%	(0.41)%		(0.24)%		121.82%
-	8.56	(24.25)%	8,050	2.64%	2.55%	(0.11)%		(0.02)%		91.46%

-	11.24	(3.52)%	3,725	2.25%	1.80%	(0.77)%		(0.32)%		204.10%
-	11.65	(0.85)%	4,089	2.12%	1.81%	(0.27)%		0.04%		192.93%
(0.01)	11.75	7.03%	5,043	2.19%	1.81%	(0.06)%		0.32%		137.83%
(0.05)	10.99	20.61%	6,309	2.01%	1.80%	0.85%		1.06%		121.82%
(0.04)	9.16	(23.65)%	2,640	2.03%	1.80%	0.56%		0.79%		91.46%

FINANCIAL HIGHLIGHTS	35

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

1.  Organization

The ICON Emerging Markets Fund (“Emerging Markets Fund”) and ICON International Equity Fund (“International Equity Fund”) are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end investment management company. Each Fund offers three classes of shares: Class S, Class C and Class A. All classes have equal rights as to earnings, assets and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently fifteen other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds primarily invest in foreign securities; the Emerging Markets Fund primarily invests in securities of issuers whose principal activities are in emerging market, or are economically tied to an emerging market country. The International Equity Fund primarily invests in foreign equity securities. Foreign equity securities refer to securities of issuers, wherever organized, whose securities are listed or traded principally on a recognized stock exchange or over-the-counter market outside the United States. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of less government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general,

36	NOTES TO FINANCIAL STATEMENTS

there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity, and small market share. Securities of emerging or developing market companies may be less liquid and more volatile than securities in countries with more mature markets.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not in the Funds’ judgment reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are

NOTES TO FINANCIAL STATEMENTS	37

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

38	NOTES TO FINANCIAL STATEMENTS

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2015:

	Level 1	Level 2	Level 3	Total
ICON Emerging Markets Fund*
Assets
Common Stocks
India	$-	$3,760,026	$-	$3,760,026
South Korea	-	3,647,281	-	3,647,281
South Africa	-	1,632,563	-	1,632,563
China	-	1,486,478	-	1,486,478
Hong Kong	-	1,141,211	-	1,141,211
Other Countries	753,687	2,321,299	-	3,074,986
Preferred Stock	91,944	-	-	91,944
Short-Term Investments	-	2,579,245	-	2,579,245

Total	$845,631	$16,568,103	$-	$17,413,734

NOTES TO FINANCIAL STATEMENTS	39

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Level 1	Level 2	Level 3	Total
ICON International Equity Fund*
Assets
Common Stocks
Germany	$460,157	$15,680,463	$-	$16,140,620
United Kingdom	736,840	9,095,402	-	9,832,242
France	999,228	6,900,665	-	7,899,893
Canada	4,961,745	-	-	4,961,745
Japan	749,495	3,605,237	-	4,354,732
Switzerland	241,191	3,727,504	-	3,968,695
Other Countries	1,860,728	17,006,966	-	18,867,694
Preferred Stocks	-	704,698	-	704,698
Real Estate Investment Trusts	-	1,179,300	-	1,179,300
Collateral for Securities on Loan	-	3,785,339	-	3,785,339
Short-Term Investments	-	11,214,677	-	11,214,677

Total	$10,009,384	$72,900,251	$-	$82,909,635

*	Please refer to the Schedule of Investments and the Sector/Industry Classification and Country Composition tables for additional security details.

There were no significant Level 3 securities held in any of the Funds at September 30, 2015.

For the ICON Emerging Markets Fund, there was no transfer activity between Level 1 and Level 2 for the year ended September 30, 2015.

For the ICON International Equity Fund, common stocks valued at $370,354 were transferred from Level 2 to Level 1 during the year ended September 30, 2015. At September 30, 2014, these securities were valued using quoted market prices in active markets with fair value adjustment factors; at September 30, 2015, these securities were valued using quoted market prices in active markets without using fair value adjustment factors.

The end of year timing recognition is used for the transfers between levels of the Fund’s assets and liabilities.

40	NOTES TO FINANCIAL STATEMENTS

A roll forward of fair value measurements using significant unobservable inputs (Level 3) for the year ended September 30, 2015 for the Emerging Markets Fund and the International Equity Fund, is as follows:

Common Stocks Hong Kong
ICON Emerging Markets Fund
Beginning balance 9/30/14	$0 *
Purchases	-
Sales	(28,220)
Accrued discounts/(premiums)	-
Total realized gains/(losses)	(673,960)
Total change in unrealized appreciation/(depreciation)	702,180
Transfers in to Level 3	-
Transfers out of Level 3	-

Ending balance 9/30/15	$0

Net change in unrealized appreciation/(depreciation) on investments held at 9/30/15	$-

ICON International Equity Fund
Beginning balance 9/30/14	$0 *
Purchases	-
Sales	(73,892)
Accrued discounts/(premiums)	-
Total realized gains/(losses)	(1,651,917)
Total change in unrealized appreciation/(depreciation)	1,725,809
Transfers in to Level 3	-
Transfers out of Level 3	-

Ending balance 9/30/15	$0

Net change in unrealized appreciation/(depreciation) on investments held at 9/30/15	$-

*	Chaoda Modern Agriculture Holdings, Ltd. was illiquid and valued with a zero market value for the year ended September 30, 2014.

Net realized gain/(loss) and net change in unrealized appreciation/depreciation is reflected on the Statement of Operations.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

NOTES TO FINANCIAL STATEMENTS	41

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Forward Foreign Currency Contracts

The Funds may enter into short-term forward foreign currency contracts. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. The Funds use forward foreign currency contracts to manage foreign currency exposure with respect to transactional hedging, positional hedging, cross hedging and proxy hedging.

These contracts involve market risk and do not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of those securities decline. The Funds could be exposed to risk if the value of the currency changes unfavorably. Additionally, the Funds could be exposed to counterparty risk if the counterparties are unable to meet the terms of the contracts.

These contracts are marked-to-market daily. Net realized gains and losses on foreign currency transactions represent disposition of foreign currencies, and the difference between the amount recorded at the time of the transaction and the U.S. dollar amount actually received. Any realized gain or loss incurred by the Funds due to foreign currency translation is included on the Statement of Operations. At September 30, 2015 and for the year then ended, the Emerging Markets Fund and International Equity Fund had no outstanding forward foreign currency contracts.

42	NOTES TO FINANCIAL STATEMENTS

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest the cash collateral in the State Street Navigator Prime Portfolio which is disclosed on the Schedule of Investments. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned by the Funds for the year ended September 30, 2015, is included in the Statement of Operations.

For the year ended September 30, 2015, the following Fund had securities with the following values on loan:

Fund	Loaned Securities	Collateral
ICON International Equity Fund	$3,656,301	$3,785,339

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

NOTES TO FINANCIAL STATEMENTS	43

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

44	NOTES TO FINANCIAL STATEMENTS

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

Below are the class level expenses that are included on the Statement of Operations:

Fund	Legal Expense	Printing And Postage Expense	Transfer Agent Expense
ICON Emerging Markets Fund
Class S	$1,160	$12,281	$26,446
Class C	61	335	1,427
Class A	52	543	1,237
ICON International Equity Fund
Class S	8,852	18,670	56,171
Class C	466	3,427	12,805
Class A	470	4,154	12,977

3.  Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% of each Fund’s average daily net assets.

ICON Advisers has contractually agreed to limit the Funds’ operating expenses (exclusive of brokerage, interest, taxes, and extraordinary expenses) to the extent necessary to ensure that the Funds’ expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A
ICON Emerging Markets Fund	1.55%	2.55%	1.80%
ICON International Equity Fund	1.55%	2.55%	1.80%

NOTES TO FINANCIAL STATEMENTS	45

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Funds’ expense limitations will continue in effect until at least January 31, 2021 for Class A, Class C and International Equity Fund Class S. Effective May 5, 2014, ICON Advisers contractually agreed to limit the total expenses of the Emerging Markets Fund Class S shares to an annual rate of 1.55% in effect until at least January 31, 2016. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

As of September 30, 2015 the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2016	2017	2018
ICON Emerging Markets Fund	$18,421	$62,550	$128,011
ICON International Equity Fund	33,867	29,665	34,663

Accounting, Custody and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the fund accounting agent for the Funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays a per account fee, plus certain other transaction Cusip charges and out-of-pocket expenses. BFDS may pay each Fund transfer agent earnings credits. Transfer agent earnings credits are credits received for interest which results from overnight balances used by BFDS for clearing shareholder transactions.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2

46	NOTES TO FINANCIAL STATEMENTS

billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2015, each Fund’s payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement with State Street under which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares and for other shareholder services. Under the 12b-1 Plan, Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The Class C shareholders pay an annual distribution and service fee of 1.00% of average daily net assets. There is no annual distribution and service fee for Class S shares. The total amount paid under the 12b-1 plans by the Funds, if any, is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust paid 95% of the CCO’s salary and the remaining portion is paid by ICON Advisers. For the year ended September 30, 2015, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

The Fund may reimburse ICON Advisers for legal work performed for the Fund by its attorneys outside of the advisory and administration contracts. The Board of Trustees reviews and approves such reimbursements. For the

NOTES TO FINANCIAL STATEMENTS	47

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

year ended September 30, 2015, the total related amounts paid by the Funds under this arrangement was $4,588 and is included in Other Expenses on the Statement of Operations.

4.  Borrowings

The Trust has entered into a Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. Effective March 21, 2015, the maximum borrowing limit was changed from $150 million to $75 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The average interest rate charged for the year ended September 30, 2015 was 1.37%.

For the year ended September 30, 2015, the average outstanding loan by Fund was as follows:

Fund	Average Borrowing (10/1/14-9/30/15)
ICON Emerging Markets Fund*	$36,324
ICON International Equity Fund*	29,651

*	There were no outstanding loans at September 30, 2015.

5.  Purchases and Sales of Investment Securities

For the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of securities (excluding short-term securities) was as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
ICON Emerging Markets Fund	$15,737,371	$7,871,338
ICON International Equity Fund	157,337,460	177,341,280

6.  Federal Income Tax

The following information is presented on an income tax basis. Differences between U.S. GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are due to differing treatments for items such as passive foreign investment companies, foreign currency transactions, and net investment losses.

48	NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2015 the following Funds had capital loss carryforwards:

Fund	Amounts	Expires
ICON Emerging Markets Fund	$7,143,674	2017
	332,861	Unlimited
ICON International Equity Fund	53,195,839	2017
	27,012,993	2018
	4,334,930	Unlimited

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital losses will expire unused.

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2015, were as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Return of Capital	Total Distributions Paid
ICON International Equity Fund	$71,689	$-	$71,689

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2014, were as follows:

Fund	Distributions Paid from Ordinary Income	Distributions Paid from Return of Capital	Total Distributions Paid
ICON Emerging Markets Fund	$60,794	$-	$60,794

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Late Year Loss Deferral**	Capital Loss Carryover	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
ICON Emerging Markets Fund	$-	$(249,486)	$(7,476,535)	$(1,014,823)	$(8,740,844)
ICON International Equity Fund	-	(4,317,244)	(84,543,762)	(6,243,882)	(95,104,888)

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to investments in passive foreign investment companies.

NOTES TO FINANCIAL STATEMENTS	49

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

**	The Funds have elected to defer certain qualified late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

As of September 30, 2015, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

		Unrealized	Unrealized	Net Appreciation/
Fund	Cost	Appreciation	(Depreciation)	(Depreciation)
ICON Emerging Markets Fund	$18,427,002	$741,523	$(1,754,791)	$(1,013,268)
ICON International Equity Fund	89,142,511	1,274,109	(7,506,985)	(6,232,876)

7.  Subsequent Events

Management has evaluated the possibility of subsequent events and determined that there are no material events that would require adjustment to or disclosure in the Funds’ financial statements.

50	NOTES TO FINANCIAL STATEMENTS

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Emerging Markets Fund and ICON International Equity Fund (two of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Kansas City, Missouri

November 18, 2015

REPORT OF ACCOUNTING FIRM	51

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

SEPTEMBER 30, 2015 (UNAUDITED)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/01/15 – 9/30/15).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

52	EXPENSE EXAMPLE

redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expense Paid During Period 4/1/15 - 9/30/15*	Annualized Expense Ratio 4/1/15 - 9/30/15*
Actual Expenses
ICON Emerging Markets Fund
Class S	$1,000	$923.00	$7.52	1.56%
Class C	1,000	917.90	12.31	2.56%
Class A	1,000	921.50	8.72	1.81%
ICON International Equity Fund
Class S	1,000	938.10	7.14	1.47%
Class C	1,000	932.80	12.36	2.55%
Class A	1,000	936.70	8.74	1.80%
Hypothetical (assuming a 5% return before expenses)
ICON Emerging Markets Fund
Class S	1,000	1,017.25	7.89
Class C	1,000	1,012.23	12.91
Class A	1,000	1,015.99	9.15
ICON International Equity Fund
Class S	1,000	1,017.70	7.44
Class C	1,000	1,012.28	12.86
Class A	1,000	1,016.04	9.10

*	Expenses are equal to the Fund’s six month expense ratio annualized, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

EXPENSE EXAMPLE	53

BOARD OF TRUSTEES AND FUND OFFICERS (UNAUDITED)

The ICON Funds Board of Trustees (“Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 64, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013 to present); and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) and President (2008 to 2013 and 2014 to present) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 65. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to present), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to 2014) and Delta Reinsurance Corporation (2000 to 2009 and 2011 to 2014). Mr. Bergert was a Director of Herre Bros, Inc., a contracting company (1998 to 2011).

54	TRUSTEES AND OFFICERS

John C. Pomeroy, Jr., 68. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 67. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 64, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013 to present); President (1998 to 2013 and 2014 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Donald Salcito, 62. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of IDI (2005 to present). Previously, he was a Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

Carrie M. Schoffman, 42. Ms. Schoffman has been a Vice President and Principal Financial Officer/Treasurer of the Funds since June 2013. Ms. Schoffman is also Chief Compliance Officer (2013 to present and 2004 to 2008) and Anti-Money Laundering Officer (2013 to present) of the ICON Funds. She is Senior Vice President (2011 to present) and Chief Compliance Officer (2013 to present and 2004 to 2011) of ICON Advisers. Previously, she was a Staff Accountant with the Securities and Exchange Commission (2003 to 2004) and also an Experienced Manager (2001 to 2003) and a Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

TRUSTEES AND OFFICERS	55

Lesley Caviness, 49. Ms. Caviness serves as Assistant Treasurer of the Funds (2014 to present). She has worked at ICON (2007-2008 and 2010-present) in fund accounting, compliance, business intelligence and performance capacities. Prior to working at ICON, Ms. Caviness was a Real Estate Broker at Seasons Real Estate Group (2008-2012) and Signature Real Estate (2014-present), Finance Manager at Navigant (2000-2007), and Associate/Senior Associate (1996 to 2000) at PricewaterhouseCoopers LLP.

56	TRUSTEES AND OFFICERS

OTHER INFORMATION (UNAUDITED)

Renewal of Investment Advisory Agreement

On August 10, 2015, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2015.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, was provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Fund) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”), for an additional one-year term commencing October 1, 2015. The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including expense limitation agreement as amended effective September 25, 2015.

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data obtained from Strategic Insight (“SI”) related to Fund performance and Fund expenses (the “SI Report”). The data also included an analysis of the management style to be applied and the style applied to the Funds’ ratings of the Funds’ performance in their management style on the AthenaInvest system (the “AthenaInvest Data”) and a presentation on the Adviser’s investment model.

The Board convened a meeting with SI on July 29, 2015 to discuss the SI Report and the information contained within the SI Report. Avi Nachmany, Co-Founder and Director of Research of SI and Kevin Shine, Senior Managing Director, U.S. Research & Advisory of SI, discussed the findings of the SI Report with the independent directors. Management personnel participated

OTHER INFORMATION	57

in the SI meeting convened to discuss the data for and with the Board. At the meeting, SI discussed its methodology, peer selection and the difficulty with some sector funds, expenses and fees, and performance relative to the respective Fund’s peers. SI also discussed the Funds size and how a respective Fund’s size would affect economies of scale, in particular, operating expenses.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in this process. In August 2015, after participating in the meeting with SI and management, the Independent met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information concerning the AthenaInvest rankings and other issue raised in the SI meeting. In addition, the Board received materials from legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the SI Report and the AthenaInvest Data were discussed and management personnel showed performance for each fund and discussed the factors affecting performance. The Board inquired from SI whether there was any correlation between fund expenses and performance, and SI saw no correlation with the ICON Funds. During the discussion on

58	OTHER INFORMATION

performance, management personnel noted that from a strategy (Athena) perspective, 2014 was very difficult for active managers. Behaviors that historically have been rewarded and led to high strategy consistency ratings were not rewarded in 2014. Those behaviors include willingness to look different from an index, concentration of securities, conviction in securities selections, and holding stocks similar to other managers in a stated strategy. Causing further frustration in 2014, many stock and industry moves were not based on value, as ICON measures it. Something changed entering 2015. Behaviors that have been associated with superior performance in the past have been rewarded in the first part of 2015. Industry and sector selection have been better contributors to performance the first half of 2015 meaning that, more than last year, sector and industry tilts have been rewarded. ICON measures how sector indexes are in correlation with the S&P 1500 and 600 Indexes on a trailing 13-week basis. In 2015, the correlations have dropped, indicating sector differences in performance. Along with the decreasing correlations, sector returns have changed from 2014. Utilities was #1 in 2014, but is the worst at #10 for 2015. Consumer Discretionary has swung from #6 in 2014 to #2 the first half of 2015. In summary, value has been useful in rotating and capturing the industry and sector leadership of 2015.

In addition, in 2014 large cap stocks beat small cap stocks. As indexes are market capitalization weighted, index huggers did well in 2014. For the first six months of 2015, S&P 500 Index gained 1.56% whereas the S&P Small Cap 600 Index beat it, gaining 4.15%. In this market setting the ICON Funds did well across the Fund family: sector funds, diversified funds and international funds.

The Trustees noted that Advisers’ performance relative to other valuation managers as judged by the AthenaInvest system is above the medium. SI also noted that from a performance point of view, the Funds in the SI Report are compared using the Morningstar data, and there is no Morningstar category for “all cap” funds, but all ICON Funds are improving.

The Board addressed style consistency with the Adviser. Management advised that, based on the Adviser’s own analysis, and with the restructuring of the Adviser, the Adviser has continued an additional level of review on the Portfolio Managers (“PMs”) to make sure they are adhering to the ICON System; the Senior Vice President of Fund Management has been systematically tracking the Funds’ performance; he evaluates each of the ICON Funds to help ensure all PMs are investing consistently and in accordance with the ICON System by evaluating the Funds from an attribution perspective in monthly meetings.

OTHER INFORMATION	59

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.  That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B.  That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, the Adviser’s performance is competitive with other fund managers in the value style group, and the Adviser has applied a disciplined approach in the style specified in the Funds’ offering document;

C.  That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and methodology;

D.  That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews with selected PMs, is satisfied with the research and portfolio management, that research and portfolio management is being constantly evaluated and improved upon; and that the PMs are evaluating trading services systematically, the Board concluded that the Adviser is providing the Funds with professional management of the nature, quality and scope required by the Funds; and

E.  The risks assumed by ICON in providing investment advisory services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust, is made with the recognition that shareholders may redeem their shares at any time without notice and the Trust’s advisory relationship with ICON may be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the SI Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such

60	OTHER INFORMATION

analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the SI Report. It was noted that SI was selected at the May Board meeting to prepare its report, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A.  the advisory fee structures of the Funds are within the range of funds considered in the comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B.  ICON has contractually agreed to impose expense limitations on each and every Fund at a cost to ICON;

OTHER INFORMATION	61

C.  ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees noted that certain ICON institutional/sub-advised type accounts have lower fees than the fees paid by the Funds for a number of reasons, including but not limited to, those clients call for different commitments of time, institutional clients have low and predictable turnover of assets, in competition joint costs are apportioned among paying customers according to elasticity of demand and the Adviser has a limited level of responsibility in sub-managed accounts, or accounts with an investor agent/advisor.

The Board noted that the Funds’ redemptions were similar to industry averages which showed two things: 1) that the Funds’ Performance was not adversely impacting fund redemptions, and 2) that the fees and costs were competitive when compared to size. The Board noted that there are thousands of mutual funds competing; that investors can search and trade funds on the internet or on platforms at very little or no cost; and that if the Adviser were overcharging for its services, with its performance being what it is, the Board would have expected redemptions in excess of industry norms.

The Board concluded that the Adviser is providing the Funds with professional management at a fair, reasonable and competitive price.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that IDI does not charge a fee to the Funds for its services and that ICON’s fee for administrative services appears to be consistent with such fees in other fund groups. The Board noted that ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the

62	OTHER INFORMATION

operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its affiliates, were consistent with fees paid by similar funds and other clients of ICON, and were reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

Supplemental Tax Information

For the fiscal year ended September 30, 2015, the following funds paid qualified dividend income:

Fund	Amount
ICON Emerging Markets Fund	100%

The Funds had no long-term capital gain distributions qualifying for the maximum 20% income tax rate for individuals.

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

OTHER INFORMATION	63

Cost Basis Information

Effective January 1, 2012, federal law requires mutual fund companies to maintain and report a shareholder’s cost basis by tax lot, gain/loss information and holding period of covered shares to the Internal Revenue Service on Form 1099. Covered shares are mutual fund shares acquired on or after January 1, 2012. A fund is not required to maintain and report information for shares not deemed as covered.

The new law requires each fund to elect a default tax identification methodology in order to perform the required reporting. As a result, the Trust has chosen Average Cost as its default tax identification methodology. This is the method each Fund will use. However, at the time of purchase or upon the sale of covered shares, shareholders may choose a different tax identification method. Furthermore, if you purchase shares through a financial intermediary, please contact the intermediary to find out what default tax identification method they will use. We recommend that you consult your tax adviser to determine which tax identification methodology best suits your individual tax situation.

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

64	OTHER INFORMATION

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  income and transaction history

■  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

FUNDS PRIVACY INFORMATION	65

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

■  open an account or enter into an investment advisory contract

■  provide account information or give us your contact information

■  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■  Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ ICON doesn’t jointly market

66	FUNDS PRIVACY INFORMATION

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For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

2015 ANNUAL REPORT

ICON SECTOR FUNDS

INVESTMENT UPDATE

ICON Consumer Discretionary Fund

ICON Consumer Staples Fund

ICON Energy Fund

ICON Financial Fund

ICON Healthcare Fund

ICON Industrials Fund

ICON Information Technology Fund

ICON Materials Fund

ICON Utilities Fund

1-800-764-0442 | www.iconfunds.com

You can now sign up for electronic delivery of ICON Fund shareholder reports, including prospectuses, annual reports, semiannual reports and proxy statements.

When these materials are available, you will receive an email from ICON with instructions on how to view the documents. Statements, transaction confirmations and other documents that are not available online will continue to be sent to you by U.S. mail.

Visit ICON’s website at www.iconfunds.com to learn more and sign up.

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1-800-764-0442     •     www.iconfunds.com

ABOUT THIS REPORT (UNAUDITED)

Historical Returns

All total returns mentioned in this Report account for the change in a Fund’s per-share price and the reinvestment of any dividends, capital gain distributions and adjustments for financial statement purposes. If your account is set up to receive Fund distributions in cash rather than to reinvest them, your actual return may differ from these figures. The Funds’ performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. The Adviser may have reimbursed certain fees or expenses of some of the Funds. If not for these reimbursements, performance would have been lower. Fund results shown, unless otherwise indicated, are at net asset value. If a sales charge (maximum 5.75%) had been deducted, results would have been lower.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance results represent past performance, and current performance may be higher or lower. Please call 1-800-764-0442 or visit www.iconfunds.com for performance results current to the most recent month-end.

Portfolio Data

This Report reflects ICON’s portfolio holdings as of September 30, 2015, the end of the reporting period. The information is not a complete analysis of every aspect of any sector, industry, security or the Funds.

There are risks associated with mutual fund investing, including the loss of principal. The likelihood of loss may be greater if you invest for a shorter period of time. There is no assurance that the investment process will consistently lead to successful results.

An investment concentrated in sectors and industries may involve greater risk and volatility than a more diversified investment. Investments in foreign securities may entail unique risks, including political, market, and currency risks. Financial statements of foreign companies are governed by different accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, do not exist in foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. The ICON system relies on the integrity of the financial statements released to the market as part of our analysis.

2	ABOUT THIS REPORT

The prospectus and statement of additional information contain this and other information about the Funds and are available by visiting www.iconfunds.com or calling 1-800-764-0442. Please read the prospectus and statement of additional information carefully.

Financial Intermediary

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may influence the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

ABOUT THIS REPORT	3

MANAGEMENT OVERVIEW (UNAUDITED) ICON CONSUMER DISCRETIONARY FUND

Q.	How did the Fund Perform relative to its benchmark?

A.	The ICON Consumer Discretionary Fund (the Fund) Class S returned 5.80% for the fiscal year ended September 30, 2015, while the benchmark S&P Composite 1500 Consumer Discretionary Index rose 12.57%. The broad market S&P Composite 1500 Index returned -0.30%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors influenced the Fund’s relative performance during the period?

A.	While the U.S. equity market was generally flat over the past year, the Consumer Discretionary sector rose, outperforming the broad market. After a brief selloff in October 2014 amidst Ebola outbreak fears, equity markets continued their rise into the summer months of 2015. Aided by a backdrop of a resilient U.S. economy as well as an accommodative monetary policy, companies were able to build upon positive results from past years. However, in mid-August 2015, fears about slowing global growth and uncertainty regarding interest rate increases brought forth a broad selloff. Over the course of the fiscal year, economic growth generally remained positive and stable, consumer confidence rose, unemployment fell, and inflation remained subdued by historical standards. All these factors could remain as tailwinds for the U.S. consumer and should be supportive for companies and industries in this sector of the economy.

Q.	How did the Fund’s Composition affect performance?

A.	The auto parts & equipment industry was the greatest contributor to the Fund’s performance over the period on the industry level. The Fund was able to outperform the benchmark in this industry based on strong stock selection over the period thanks to companies such as Johnson Controls and Gentherm contributing to the industry’s returns. The hotels resorts & cruise lines industry was another positive contributor, as holdings in Royal Caribbean Cruise Lines and Norwegian Cruise Lines contributed positively to the Fund’s performance.

The internet retail industry was the Fund’s largest detractor to relative performance on the industry level. An overweight position in laggard Zulily, as well as the Fund’s lack of exposure to Amazon.com and Netflix,

4	MANAGEMENT OVERVIEW

which posted large returns, ultimately contributed negatively to the performance of the Fund relative to the benchmark. The apparel accessories & luxury goods industry was another detractor to relative performance with Fund holdings in Michael Kors and Movado Group detracting from the Fund’s performance.

Q.	What is your investment outlook for the Consumer Discretionary sector?

A.	At the close of the fiscal year, our model indicates the Consumer Discretionary sector has an overall average value-to-price (V/P) ratio of 1.04; or in other words, we believe the fair value for the stocks in the Consumer Discretionary sector as a whole is approximately 4% higher than where the stocks are currently trading. We currently see bargains in the automotive related industries, specifically auto parts & equipment, as well as the movies & entertainment and home improvement retail industries. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

ICON Consumer Discretionary Fund

Sector Composition

September 30, 2015

Consumer Discretionary	87.4%
Leisure and Consumer Staples	3.1%
Industrials	1.7%
Information Technology	1.3%

93.5%

Percentages are based upon common stocks as a percentage of net assets.

ICON Consumer Discretionary Fund

Industry Composition

September 30, 2015

Movies & Entertainment	18.9%
Home Improvement Retail	13.3%
Auto Parts & Equipment	11.7%
Specialty Stores	10.0%
Apparel, Accessories & Luxury Goods	4.3%
Cable & Satellite	4.3%
Apparel Retail	4.1%
Hotels, Resorts & Cruise Lines	4.1%
Restaurants	3.6%
Household Appliances	3.4%
Consumer Electronics	3.1%

Broadcasting	2.6%
Airlines	1.7%
Automobile Manufacturers	1.7%
Household Products	1.6%
Drug Retail	1.5%
Footwear	1.4%
Internet Software & Services	1.3%
Computer & Electronics Retail	0.9%

93.5%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	5

ICON Consumer Discretionary Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Discretionary Fund - Class S	7/9/97	5.80%	15.79%	7.32%	5.86%	1.46%	1.46%
ICON Consumer Discretionary Fund - Class A	9/30/10	5.34%	15.18%	N/A	15.18%	1.76%	1.76%
ICON Consumer Discretionary Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-0.71%	13.83%	N/A	13.83%	1.76%	1.76%
S&P 1500 Consumer Discretionary Index		12.57%	19.00%	10.00%	8.64%	N/A	N/A
S&P Composite 1500 Index		-0.30%	13.34%	6.95%	6.53%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Discretionary Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

6	MANAGEMENT OVERVIEW

ICON Consumer Discretionary Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	7

ICON CONSUMER DISCRETIONARY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (93.5%)
Airlines (1.7%)
7,900	American Airlines Group, Inc.	$306,757
13,200	Southwest Airlines Co.	502,128

		808,885
Apparel Retail (4.1%)
21,200	TJX Cos., Inc.	1,514,104
15,400	Urban Outfitters, Inc.†	452,452

		1,966,556
Apparel, Accessories & Luxury Goods (4.3%)
29,000	Hanesbrands, Inc.	839,260
63,100	Kate Spade & Co.†	1,205,841

		2,045,101
Auto Parts & Equipment (11.7%)
25,700	Delphi Automotive PLC	1,954,228
11,600	Johnson Controls, Inc.	479,776
11,400	Lear Corp.	1,240,092
40,300	Magna International, Inc.	1,934,803

		5,608,899
Automobile Manufacturers (1.7%)
6,300	Daimler AG	458,955
15,000	Tata Motors, Ltd., ADR† (a)	337,500

		796,455
Broadcasting (2.6%)
26,400	CBS Corp., Class B	1,053,360
4,100	Scripps Networks Interactive, Inc., Class A	201,679

		1,255,039

Shares or Principal Amount		Value

Cable & Satellite (4.3%)
27,000	Comcast Corp., Class A	$1,535,760
14,100	Starz, Class A†	526,494

		2,062,254
Computer & Electronics Retail (0.9%)
10,292	GameStop Corp., Class A(a)	424,133

Consumer Electronics (3.1%)
47,300	GoPro, Inc., Class A†(a)	1,476,706

Drug Retail (1.5%)
7,300	CVS Health Corp.	704,304

Footwear (1.4%)
11,700	Deckers Outdoor Corp.†	679,302

Home Improvement Retail (13.3%)
24,900	Home Depot, Inc.	2,875,701
50,800	Lowe’s Cos., Inc.	3,501,136

		6,376,837
Hotels, Resorts & Cruise Lines (4.1%)
9,000	Diamond Resorts International, Inc.†	210,510
24,000	Norwegian Cruise Line Holdings, Ltd.†	1,375,200
4,200	Royal Caribbean Cruises, Ltd.	374,178

		1,959,888
Household Appliances (3.4%)
11,200	Whirlpool Corp.	1,649,312

Household Products (1.6%)
10,900	Procter & Gamble Co.	784,146

Internet Software & Services (1.3%)
10,500	Alibaba Group Holding, Ltd., ADR†	619,185

8	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value

Movies & Entertainment (18.9%)
43,300	Cinemark Holdings, Inc.	$1,406,817
21,200	Time Warner, Inc.	1,457,500
82,100	Twenty-First Century Fox, Inc., Class A	2,215,058
11,300	Viacom, Inc., Class B	487,595
34,100	Walt Disney Co.	3,485,020

		9,051,990
Restaurants (3.6%)
30,400	Starbucks Corp.	1,727,936

Specialty Stores (10.0%)
41,819	Party City Holdco, Inc.†(a)	667,849
26,800	Signet Jewelers, Ltd.	3,648,284
2,800	Tractor Supply Co.	236,096
1,400	Ulta Salon Cosmetics & Fragrance, Inc.†	228,690

		4,780,919

Total Common Stocks (Cost $46,876,298)		44,777,847

Shares or Principal Amount		Value

Collateral for Securities on Loan (6.0%)
2,880,504	State Street Navigator Prime Portfolio, 0.20%	$2,880,504

Total Collateral for Securities on Loan (Cost $2,880,504)		2,880,504
Short-Term Investments (10.1%)
$4,865,359	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	4,865,359

Total Short-Term Investments (Cost $4,865,359)		4,865,359
Total Investments 109.6% (Cost $54,622,161)		52,523,710
Liabilities Less Other Assets (9.6)%		(4,611,655)

Net Assets 100.0%		$47,912,055

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2015.

ADR	American Depositary Receipt

SCHEDULE OF INVESTMENTS	9

MANAGEMENT OVERVIEW (UNAUDITED) ICON CONSUMER STAPLES FUND

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Consumer Staples Fund (the Fund) Class S returned 8.66% for the fiscal year ended September 30, 2015, while its sector-specific benchmark, the S&P Composite 1500 Consumer Staples Index, returned 7.10%, and the S&P Composite 1500 Index returned -0.30%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	In contrast to recent fiscal years, the broad U.S. market experienced slower growth over the course of fiscal year 2015. Investors faced several headwinds during the period including economic growth concerns internationally, especially with respect to that of China and Europe, and the prospect of the Federal Reserve raising rates for the first time since 2006. However, in general, interest rates remained relatively low, monetary policy was accommodative and the U.S. economy continued to show signs of improvement relative to the rest of the world. Having lagged during the previous fiscal year, the Consumer Staples sector outperformed the broad U.S. market during fiscal year 2015.

From a valuation standpoint, according to our system, we began the period with an overall average value-to-price (V/P) ratio for the sector of 1.05. Industry leadership included the drug retail industry, in which the Fund was overweight relative to the benchmark, and the distillers & vintners industry, in which the Fund was underweight relative to the benchmark. Both industries had returns in excess of 26%. While the Fund participated in the upside move in the drug retail industry, the Fund’s underweight positioning in the distillers & vintners industry relative to the benchmark detracted from Fund performance on a relative basis.

Q.	How did the Fund’s composition affect performance?

A.	The household products industry was the greatest contributor to the Fund’s performance over the period on the industry level. The Fund was able to outperform the benchmark in this industry in part due to an underweight position relative to the benchmark in laggard Procter & Gamble and an overweight position relative to the benchmark in Church & Dwight. The tobacco industry was another positive contributor as a position in Reynolds American contributed positively to the Fund’s performance relative to the benchmark.

10	MANAGEMENT OVERVIEW

The food distributors industry was the Fund’s largest detractor to relative performance on the industry level. Overweight positions relative to the benchmark in laggards Andersons and United Natural Foods contributed negatively to the performance of the Fund relative to the benchmark. The food retail industry also detracted from relative performance due to an underweight position in Kroger, a well performing stock in the industry during the period.

Q.	What is your investment outlook for the Consumer Staples sector?

A.	At the close of the fiscal year, our model indicates the Consumer Staples sector has an overall average V/P ratio of 1.03, meaning we believe the fair value for the stocks in the Consumer Staples sector as a whole is approximately 3% higher than where the stocks are currently trading. Our system currently sees value in the tobacco, agricultural products, and packaged foods & meats industries. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

ICON Consumer Staples Fund

Sector Composition

September 30, 2015

Leisure and Consumer Staples	92.6%

92.6%

Percentages are based upon common stocks as a percentage of net assets.

ICON Consumer Staples Fund

Industry Composition

September 30, 2015

Packaged Foods & Meats	18.0%
Soft Drinks	15.0%
Drug Retail	13.1%
Tobacco	11.7%
Household Products	10.9%
Agricultural Products	6.3%
Food Distributors	5.2%
Hypermarkets & Super Centers	5.1%
Food Retail	4.4%
Brewers	2.9%

92.6%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	11

ICON Consumer Staples Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Consumer Staples Fund - Class S	5/9/97	8.66%	12.47%	6.67%	8.53%	1.45%	1.45%
ICON Consumer Staples Fund - Class A	9/30/10	8.32%	12.37%	N/A	12.37%	2.04%	1.75%
ICON Consumer Staples Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	2.06%	11.05%	N/A	11.05%	2.04%	1.75%
S&P 1500 Consumer Staples Index		7.10%	14.51%	10.47%	7.99%	N/A	N/A
S&P Composite 1500 Index		-0.30%	13.34%	6.95%	7.04%	N/A	N/A

Past performance is not a guarantee of future results. The performance of the S&P 1500 Consumer Staples Index includes the reinvestment of the dividends and capital gain distributions beginning on January 1, 2002. Additional information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

12	MANAGEMENT OVERVIEW

ICON Consumer Staples Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	13

ICON CONSUMER STAPLES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (92.6%)
Agricultural Products (6.3%)
5,700	Bunge, Ltd.	$417,810
4,100	Ingredion, Inc.	357,971

		775,781
Brewers (2.9%)
1,700	Boston Beer Co., Inc., Class A†	358,037

Drug Retail (13.1%)
10,500	CVS Health Corp.	1,013,040
7,100	Walgreens Boots Alliance, Inc.	590,010

		1,603,050
Food Distributors (5.2%)
11,700	Andersons, Inc.	398,502
9,000	SpartanNash Co.	232,650

		631,152
Food Retail (4.4%)
12,000	Kroger Co.	432,840
3,500	Whole Foods Market, Inc.	110,775

		543,615
Household Products (10.9%)
5,400	Church & Dwight Co., Inc.	453,060
6,400	Colgate-Palmolive Co.	406,144
6,600	Procter & Gamble Co.	474,804

		1,334,008
Hypermarkets & Super Centers (5.1%)
4,300	Costco Wholesale Corp.	621,651

Shares or Principal Amount		Value
Packaged Foods & Meats (18.0%)
15,100	Flowers Foods, Inc.	$373,574
5,300	Hershey Co.	486,964
4,300	J.M. Smucker Co.	490,587
19,800	Tyson Foods, Inc., Class A	853,380

		2,204,505
Soft Drinks (15.0%)
13,100	Coca-Cola Co.	525,572
6,300	Dr. Pepper Snapple Group, Inc.	498,015
1,900	Monster Beverage Corp.†	256,766
5,900	PepsiCo, Inc.	556,370

		1,836,723
Tobacco (11.7%)
10,000	Altria Group, Inc.	544,000
20,200	Reynolds American, Inc.	894,254

		1,438,254

Total Common Stocks (Cost $10,243,330)		11,346,776
Short-Term Investments (7.2%)
$880,305	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	880,305

Total Short-Term Investments (Cost $880,305)		880,305
Total Investments 99.8% (Cost $11,123,635)		12,227,081
Other Assets Less Liabilities 0.2%		26,350

Net Assets 100.0%		$12,253,431

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

14	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON ENERGY FUND

Q.	How did the Fund perform relative to its benchmarks?

A.	For the fiscal year ending September 30, 2015, the ICON Energy Fund (the Fund) Class S returned -36.37%, underperforming its sector-specific benchmark, the S&P Composite 1500 Energy Index, which returned -31.01%. The Fund also lagged the broad benchmark, the S&P Composite 1500 Index, which returned -.30%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Energy sector’s underperformance relative to the broader equities market for the fiscal year ending September 30, 2015, came as oil prices continued the decline that began in June 2014. During the period, the strengthening U.S. dollar created a headwind for commodities in general. Despite declining oil prices, U.S. oil production continued to rise with the aid of improved efficiencies and the development of unconventional resources. On September 26, 2014, the U.S. Department of Energy reported domestic oil production of 8,837 (thousands) barrels per day. By June 2015, oil production reached 9,610 (thousands) barrels per day. This increase in supply added additional pricing pressure. Further, on September 30, 2014, the ICE Brent Futures Contract (1-month) as reported by Bloomberg closed at 94.67 per barrel. By August 24, 2015, the same contract reached a low of 42.69, and by the end of fiscal year it closed at 48.37. Over the same period, the CME Natural Gas Futures Contract (1-month) as reported by Bloomberg fell from 4.21 to 2.52. Industries in the Energy sector with the most exposure to commodity pricing were among the worst performing industries in the sector. For example, during the fiscal year 2015, the oil & gas exploration & production industry returned -43.3%, the oil & gas equipment & service industry returned -36.1% and the oil & gas drilling industry returned -56.6%.

Q.	How did the Fund’s composition affect performance?

A.

In general, the Fund’s exposure to commodity sensitive industries detracted from the Fund’s performance relative to the benchmark. The oil & gas equipment & services industry, the Fund’s largest overweight relative to the benchmark during the fiscal year, was the largest detractor to Fund performance relative to the benchmark. Not only did

MANAGEMENT OVERVIEW	15

this industry, as measured by the S&P 1500 Oil & Gas Equipment & Services Index, lag behind the broader S&P Energy Index, the stocks the Fund held in the industry lagged even further. Specifically, while the oil & gas equipment & services industry as a whole was down approximately 36% for the period, the stocks held by the Fund within the industry were down around 43%.

The second largest detractor from the Fund’s performance from an attribution standpoint was its underweight position relative to the benchmark in the integrated oil & gas industry. The Fund’s average weight in this industry was about 8.5% over the fiscal year compared to an average weight of approximately 39.1% in the industry for the benchmark. The Fund’s integrated oil & gas industry holdings returned about -17.1%, while the benchmark’s integrated oil & gas industry holdings returned about -23.3%. The outperformance of the Fund’s holdings relative to the benchmark was not enough to overcome the large underweighting the Fund had in this industry.

The oil & gas refining & marketing industry was the second largest overweight industry in the Fund compared to the benchmark during the fiscal year. On average, the Fund’s holdings in this industry returned about 12.1%, and had a positive impact on the Fund’s performance compared to the benchmark. Additionally, the Fund held stocks from the Utilities sector that also had a positive effect on the Fund’s performance relative to the benchmark. However, the positive impact of these holdings was not enough to overcome the negative impacts discussed above.

Q.	What is your investment outlook for the Energy sector?

A.	At the end of the fiscal year, the overall average value-to-price (V/P) ratio for the Energy sector was 1.03 while the V/P ratio for the overall market was 1.09. As discussed earlier, the last quarter of the fiscal year saw a large drop in commodity pricing, which, in turn, lead to downward pressure on forward looking earnings per share for companies with the most exposure to oil pricing. As a result of this negative pressure on a key component of our valuation equation in the Energy sector, the Fund has taken advantage of its ability to hold securities outside of the Energy sector. As of the end of the fiscal year, the Fund had holdings in both the gas utilities and multi-utilities industries in the Utilities sector. Additionally, the selloff of the oil & gas storage & transportation industry has provided an entry point to establish an overweight position in this industry. Over the course of the upcoming fiscal year we are looking for signs of stabilization in forward looking earnings within the Energy sector and will reposition the Fund as our valuation methodology dictates.

16	MANAGEMENT OVERVIEW

ICON Energy Fund

Sector Composition

September 30, 2015

Energy	86.9%
Utilities	8.9%

95.8%

Percentages are based upon common stocks as a percentage of net assets.
ICON Energy Fund

Industry Composition

September 30, 2015

Integrated Oil & Gas	22.8%
Oil & Gas Refining & Marketing	17.5%
Oil & Gas Exploration & Production	17.3%
Oil & Gas Equipment & Services	14.4%
Oil & Gas Storage & Transportation	11.7%
Multi-Utilities	6.9%
Coal & Consumable Fuels	3.2%
Gas Utilities	2.0%

95.8%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	17

ICON Energy Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Energy Fund - Class S	11/5/97	-36.37%	-1.46%	0.83%	8.14%	1.28%	1.28%
ICON Energy Fund - Class C	9/30/10	-36.99%	-2.50%	N/A	-2.50%	2.38%	2.38%
ICON Energy Fund - Class A	9/30/10	-36.55%	-1.75%	N/A	-1.75%	1.55%	1.55%
ICON Energy Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-40.19%	-2.91%	N/A	-2.91%	1.55%	1.55%
S&P 1500 Energy Index		-31.01%	3.29%	2.96%	6.90%	N/A	N/A
S&P Composite 1500 Index		-0.30%	13.34%	6.95%	6.33%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

18	MANAGEMENT OVERVIEW

ICON Energy Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 11/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	19

ICON ENERGY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (95.8%)
Coal & Consumable Fuels (3.2%)
284,200	Alliance Resource Partners L.P.	$6,326,292
471,900	Consol Energy, Inc.(a)	4,624,620

		10,950,912
Gas Utilities (2.0%)
120,600	Southwest Gas Corp.	7,033,392

Integrated Oil & Gas (22.8%)
369,700	Chevron Corp.	29,161,936
568,700	Exxon Mobil Corp.	42,282,845
151,700	Royal Dutch Shell PLC, ADR	7,189,063

		78,633,844
Multi-Utilities (6.9%)
166,800	Ameren Corp.	7,050,636
153,700	Black Hills Corp.	6,353,958
324,400	CenterPoint Energy, Inc.	5,852,176
127,600	CMS Energy Corp.	4,506,832

		23,763,602
Oil & Gas Equipment & Services (14.4%)
314,100	Bristow Group, Inc.	8,216,856
181,200	Dril-Quip, Inc.†	10,549,464
172,300	National Oilwell Varco, Inc.	6,487,095
271,300	Oceaneering International, Inc.	10,656,664
197,600	Schlumberger, Ltd.	13,628,472

		49,538,551

Shares or Principal Amount		Value

Oil & Gas Exploration & Production (17.3%)
229,000	Cabot Oil & Gas Corp.	$5,005,940
121,300	Continental Resources, Inc.†	3,514,061
1,239,800	Encana Corp.	7,984,312
199,700	EOG Resources, Inc.	14,538,160
190,900	EQT Corp.	12,364,593
260,300	Southwestern Energy Co.†	3,303,207
586,947	Stone Energy Corp.†	2,911,257
1,126,100	Ultra Petroleum Corp.†(a)	7,195,779
201,134	Whiting Petroleum Corp.†	3,071,316

		59,888,625
Oil & Gas Refining & Marketing (17.5%)
321,600	Marathon Petroleum Corp.	14,899,728
258,200	PBF Energy, Inc., Class A	7,288,986
246,350	Phillips 66	18,929,534
100,200	Tesoro Corp.	9,743,448
159,900	Valero Energy Corp.	9,609,990

		60,471,686
Oil & Gas Storage & Transportation (11.7%)
144,600	Energy Transfer Partners L.P.	5,938,722
168,000	Magellan Midstream Partners L.P.	10,098,480
281,500	Plains All American Pipeline L.P.	8,551,970
287,300	Spectra Energy Corp.	7,547,371

20	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value
258,600	TransCanada Corp.(a)	$8,166,588

		40,303,131

Total Common Stocks (Cost $428,806,378)		330,583,743
Collateral for Securities on Loan (5.5%)
19,134,404	State Street Navigator Prime Portfolio, 0.20%	19,134,404

Total Collateral for Securities on Loan (Cost $19,134,404)		19,134,404

Shares or Principal Amount		Value
Short-Term Investments (4.3%)
$14,701,520	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	$14,701,520

Total Short-Term Investments (Cost $14,701,520)		14,701,520
Total Investments 105.6% (Cost $462,642,302)		364,419,667
Liabilities Less Other Assets (5.6)%		(19,373,477)

Net Assets 100.0%		$345,046,190

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2015.

ADR	American Depositary Receipt

SCHEDULE OF INVESTMENTS	21

MANAGEMENT OVERVIEW (UNAUDITED) ICON FINANCIAL FUND

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Financial Fund (the Fund) Class S returned -.55% for the fiscal year ending September 30, 2015, lagging both its sector-specific benchmark, the S&P Composite 1500 Financial Index, which returned 1.31%, and its broad benchmark, the S&P Composite 1500 Index, which returned -.30%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	The Financial sector is heavily influenced by interest rates. For banking stocks, the difference between short-term interest rates and long-term interest rates can be particularly influential. Over the course of the fiscal year ending September 30, 2015, rates on the long-end of the yield curve declined from 3.20% to 2.85 % as measured by the 30-year U.S. Treasury Note. On the short-end, the 3-month U.S. Treasury Bill closed September 30, 2015, at -.02%. The difference between long-term and short-term rates created headwinds for large banks on two fronts. First, the low short-term rates can make attracting deposits difficult for banks. Second, the flattening yield curve reduces the revenue generated from both borrowing at the short-term end of the yield curve and issuing loans at the long-term end of the yield curve.

By the end of the fiscal year 2015, year-over-year construction spending accelerated to an increase of about 13.7%, with residential construction being an important component of the increase. The increase in construction spending had a positive impact for both the property & casualty insurance and real estate services industries. The banks in the regional banks industry, which have less regulatory constrictions than larger banks, were able to make gains from the positive mortgage environment created by the increase in residential construction activity. Overall, while positive returns in the property & casualty insurance, real estate services, and regional banks industries helped the Financial sector outpace the broader market, the headwinds discussed above minimized the amount of outperformance.

22	MANAGEMENT OVERVIEW

Q.	How did the Fund’s composition affect performance?

A.	One stock in the asset management & custody banks industry, SEI Investments Co., returned about 34.8% over the course of the fiscal year 2015. Despite the Fund’s overweight position relative to the benchmark in this security, the management & custody banks industry was one of the largest detractors from the Fund’s performance relative to the benchmark. The consumer finance industry was also a large detractor from the Fund’s relative performance. The Fund was overweight in the consumer finance industry relative to the benchmark and the Fund’s holdings in the industry returned about -9.2%, whereas the benchmark returned about -14.5% in the industry. Despite the Fund’s overweight and relative outperformance, the negative returns were still far below the Financial sector’s overall return of 1.31%.

The Fund’s largest contributor to performance came from its overweight in the real estate services industry. One security, Jones Lang LaSalle Inc., was particularly helpful in this industry’s performance returning 14.18% for the fiscal year 2015. The regional banks and life & health insurance industries were the next biggest contributors to the Fund’s performance. However, the positive impact of holdings in these industries was not enough to overcome the underperformance of the consumer finance industry discussed above.

Q.	What is your investment outlook for the Financials sector?

A.	As of September 30, 2015, the average value-to-price (V/P) ratio for the Financial sector was 1.28 while the average V/P ratio for the overall market was 1.09. Based on our valuation methodology, 20 of the 27 seven industries in the Financial sector had valuations above 1.10, eight of which had a V/P ratio greater than 1.20. As such, the Fund is heavily tilted towards these industries. We will continue to look for opportunities in the Financial sector over the year as guided by value.

MANAGEMENT OVERVIEW	23

ICON Financial Fund

Sector Composition

September 30, 2015

Real Estate Investment Trusts	98.1%

98.1%

Percentages are based upon common stocks as a percentage of net assets.

ICON Financial Fund

Industry Composition

September 30, 2015

Diversified Banks	22.9%
Multi-line Insurance	13.2%
Regional Banks	10.6%
Consumer Finance	9.8%
Asset Management & Custody Banks	9.2%
Life & Health Insurance	7.6%
Real Estate Services	5.9%
Investment Banking & Brokerage	4.2%
Insurance Brokers	4.1%
Property & Casualty Insurance	2.7%
Diversified Capital Markets	2.6%
Specialized Finance	2.3%
Mortgage REIT’s	1.8%
Specialized REIT’s	1.2%

98.1%

Percentages are based upon common stocks as a percentage of net assets.

24	MANAGEMENT OVERVIEW

ICON Financial Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Financial Fund - Class S	7/1/97	-0.55%	7.88%	-1.86%	3.55%	1.64%	1.50%
ICON Financial Fund - Class A	9/30/10	-0.69%	7.56%	N/A	7.56%	2.35%	1.75%
ICON Financial Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-6.38%	6.29%	N/A	6.29%	2.35%	1.75%
S&P 1500 Financials Index		1.31%	11.74%	0.22%	3.98%	N/A	N/A
S&P Composite 1500 Index		-0.30%	13.34%	6.95%	6.63%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

MANAGEMENT OVERVIEW	25

ICON Financial Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/1/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

26	MANAGEMENT OVERVIEW

ICON FINANCIAL FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (98.1%)
Asset Management & Custody Banks (9.2%)
3,700	Affiliated Managers Group, Inc.†	$632,663
15,700	GAMCO Investors, Inc., Class A	861,930
25,600	Invesco, Ltd.	799,488
65,500	Janus Capital Group, Inc.	890,800
28,200	Main Street Capital Corp.(a)	751,812
22,400	Waddell & Reed Financial, Inc., Class A	778,848

		4,715,541
Consumer Finance (9.8%)
43,200	Ally Financial, Inc.†	880,416
18,200	American Express Co.	1,349,166
19,900	Discover Financial Services	1,034,601
25,800	Encore Capital Group, Inc.† (a)	954,600
14,500	PRA Group, Inc.† (a)	767,340

		4,986,123
Diversified Banks (22.9%)
166,300	Bank of America Corp.	2,590,954
46,400	Citigroup, Inc.	2,301,904
10,100	Credicorp, Ltd.	1,074,236
42,600	JPMorgan Chase & Co.	2,597,322
38,800	U.S. Bancorp	1,591,188
30,600	Wells Fargo & Co.	1,571,310

		11,726,914
Diversified Capital Markets (2.6%)
48,600	Deutsche Bank AG(a)	1,310,256

Shares or Principal Amount		Value

Insurance Brokers (4.1%)
11,400	Aon PLC	$1,010,154
26,100	Arthur J Gallagher & Co.	1,077,408

		2,087,562
Investment Banking & Brokerage (4.2%)
40,900	Charles Schwab Corp.	1,168,104
36,700	E*TRADE Financial Corp.†	966,311

		2,134,415
Life & Health Insurance (7.6%)
78,400	CNO Financial Group, Inc.	1,474,704
13,800	Lincoln National Corp.	654,948
34,000	Sun Life Financial, Inc.	1,096,840
21,400	Unum Group	686,512

		3,913,004
Mortgage REIT’s (1.8%)
92,500	Annaly Capital Management, Inc., REIT	912,975

Multi-line Insurance (13.2%)
17,500	American Financial Group, Inc.	1,205,925
36,200	American International Group, Inc.	2,056,884
165,100	Genworth Financial, Inc., Class A†	762,762
35,824	Horace Mann Educators Corp.	1,190,073
43,810	Kemper Corp.	1,549,560

		6,765,204
Property & Casualty Insurance (2.7%)
37,700	XL Group PLC	1,369,264

SCHEDULE OF INVESTMENTS	27

Shares or Principal Amount		Value

Real Estate Services (5.9%)
44,200	CBRE Group, Inc., Class A†	$1,414,400
11,000	Jones Lang LaSalle, Inc.	1,581,470

		2,995,870
Regional Banks (10.6%)
24,400	BancorpSouth, Inc.	579,988
85,200	Boston Private Financial Holdings, Inc.	996,840
46,500	Fifth Third Bancorp	879,315
121,600	First Commonwealth Financial Corp.	1,105,344
10,200	Signature Bank†	1,403,112
3,800	SVB Financial Group†	439,052

		5,403,651
Specialized Finance (2.3%)
12,700	MarketAxess Holdings, Inc.	1,179,576

Shares or Principal Amount		Value

Specialized REIT’s (1.2%)
24,700	Hospitality Properties Trust, REIT	$631,826

Total Common Stocks (Cost $54,288,295)		50,132,181
Collateral for Securities on Loan (5.8%)
2,940,646	State Street Navigator Prime Portfolio, 0.20%	2,940,646

Total Collateral for Securities on Loan (Cost $2,940,646)		2,940,646
Short-Term Investments (1.0%)
$520,335	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	520,335

Total Short-Term Investments (Cost $520,335)		520,335
Total Investments 104.9% (Cost $57,749,276)		53,593,162
Liabilities Less Other Assets (4.9)%		(2,513,105)

Net Assets 100.0%		$51,080,057

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2015.

REIT	Real Estate Investment Trust

28	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON HEALTHCARE FUND

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Healthcare Fund (the Fund) Class S returned 2.55% for the fiscal year ended September 30, 2015, under-performing its sector-specific benchmark, the S&P Composite 1500 Health Care Index, which returned 6.22%, but outperforming its broad benchmark, the S&P Composite 1500 Index, which returned -0.30%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	While U.S. equity market was flat for much of the fiscal year ended September 30, 2015, the period wasn’t without its turbulence. After a brief selloff in October 2014 amidst Ebola outbreak fears, equity markets continued their rise into the summer months of 2015. Aided by a backdrop of a resilient U.S. economy as well as an accommodative monetary policy, companies were able to build upon positive results from past years. However, in mid-August 2015, fears about slowing global growth and uncertainty regarding interest rate increases brought forth a broad selloff. Despite finishing the fiscal year 2015 with positive returns, the Health Care sector was not immune from the selling pressure. After years of strong performance relative to the broad market, investors seemed willing to take their gains in this sector. Further complicating matters, the sector saw concerns about the regulation of pharmaceutical pricing practices weigh on investor sentiment as the fiscal year ended. The Health Care sector spent much of the year at or near our estimation of fair value. As the selling pressure took hold in the summer months 2015, we saw a gradual increase in value as the corresponding equity prices fell.

Q.	What were the Fund’s greatest contributors/detractors?

A.

Life sciences tools & services was the greatest industry contributor to the Fund’s performance relative to the benchmark during the fiscal year. Despite being underweight in the industry relative to the benchmark, the Fund outperformed based on individual stock selection within the industry over the period. Companies within the industry such as Covance and Cambrex were strong contributors to the Fund’s relative performance. Additionally, the health care services industry was a positive contributor to the Fund’s relative performance. Despite being

MANAGEMENT OVERVIEW	29

underweight in the industry relative to the benchmark, the Fund outperformed based on individual stock selection within the industry over the period. Companies like BioTelemetry and Omnicare were strong contributors to relative performance.

The managed health care industry was the Fund’s largest detractor to relative performance on an industry level, as the Fund was underweight this top performing industry relative to the benchmark. The pharmaceuticals industry was also a detractor to relative performance with holdings in Mallinckrodt and Jazz Pharmaceuticals contributing negative returns to the Fund’s performance. Additionally, as our value metrics indicated over-priced conditions for the Health Care stocks as whole for periods during the year, cash was held for temporary defensive reasons. The cash position was a detractor to performance during the period.

Q.	What is your investment outlook for the Health Care sector?

A.	After positive returns for most of the past fiscal year, the Health Care sector has an overall average value-to-price (V/P) ratio of 1.05 according to our methodology; or in other words, we believe the fair value for the stocks in the Health Care sector as a whole is approximately 5% higher than where the stocks are currently trading. We currently see bargains in the biotechnology, health care distributors and pharmaceuticals industries. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

ICON Healthcare Fund

Sector Composition

September 30, 2015

Health Care	99.2%

99.2%

Percentages are based upon common stocks as a percentage of net assets.

ICON Healthcare Fund

Industry Composition

September 30, 2015

Biotechnology	28.5%
Pharmaceuticals	27.9%
Health Care Distributors	14.5%
Managed Health Care	10.1%
Health Care Services	5.9%
Health Care Facilities	5.8%
Health Care Equipment	5.7%
Health Care Technology	0.8%

99.2%

Percentages are based upon common stocks as a percentage of net assets.

30	MANAGEMENT OVERVIEW

ICON Healthcare Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Healthcare Fund - Class S	2/24/97	2.55%	19.25%	7.73%	10.51%	1.36%	1.36%
ICON Healthcare Fund - Class A	9/30/10	2.33%	18.84%	N/A	18.84%	1.62%	1.62%
ICON Healthcare Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-3.54%	17.44%	N/A	17.44%	1.62%	1.62%
S&P 1500 Health Care Index		6.22%	19.33%	10.15%	9.29%	N/A	N/A
S&P Composite 1500 Index		-0.30%	13.34%	6.95%	7.08%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

MANAGEMENT OVERVIEW	31

ICON Healthcare Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/24/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

32	MANAGEMENT OVERVIEW

ICON HEALTHCARE FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (99.2%)
Biotechnology (28.5%)
128,000	AbbVie, Inc.	$6,964,480
11,800	Alexion Pharmaceuticals, Inc.†	1,845,402
9,512	AMAG Pharmaceuticals, Inc.†	377,912
30,000	Amgen, Inc.	4,149,600
24,700	Biogen, Inc.†	7,207,707
76,300	Celgene Corp.†	8,253,371
26,782	Gilead Sciences, Inc.	2,629,724

		31,428,196
Health Care Services (5.9%)
332,423	BioTelemetry, Inc.†	4,068,858
11,000	Express Scripts Holding Co.†	890,560
14,200	Laboratory Corp. of America Holdings†	1,540,274

		6,499,692
Health Care Distributors (14.5%)
43,000	AmerisourceBergen Corp.	4,084,570
85,400	Cardinal Health, Inc.	6,560,428
29,100	McKesson Corp.	5,384,373

		16,029,371
Health Care Equipment (5.7%)
36,400	Becton, Dickinson & Co.	4,828,824
15,000	Zimmer Biomet Holdings, Inc.	1,408,950

		6,237,774
Health Care Facilities (5.8%)
55,500	Community Health Systems, Inc.†	2,373,735

Shares or Principal Amount		Value

44,200	HCA Holdings, Inc.†	$3,419,312
17,000	HealthSouth Corp.	652,290

		6,445,337
Health Care Technology (0.8%)
15,600	Cerner Corp.†	935,376

Managed Health Care (10.1%)
20,500	Anthem, Inc.	2,870,000
13,300	CIGNA Corp.	1,795,766
56,200	UnitedHealth Group, Inc.	6,519,762

		11,185,528
Pharmaceuticals (27.9%)
28,731	Allergan PLC†	7,809,373
68,000	Bristol-Myers Squibb Co.	4,025,600
32,000	Eli Lilly & Co.	2,678,080
35,800	Jazz Pharmaceuticals PLC†	4,754,598
28,700	Johnson & Johnson	2,679,145
44,001	Mallinckrodt PLC†	2,813,424
49,000	Merck & Co., Inc.	2,420,110
35,000	Mylan N.V.†	1,409,100
12,300	Valeant Pharmaceuticals International, Inc.†	2,194,074

		30,783,504

Total Common Stocks (Cost $117,643,272)		109,544,778
Total Investments 99.2% (Cost $117,643,272)		109,544,778
Other Assets Less Liabilities 0.8%		881,440

Net Assets 100.0%		$110,426,218

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

SCHEDULE OF INVESTMENTS	33

MANAGEMENT OVERVIEW (UNAUDITED) ICON INDUSTRIALS FUND

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Industrials Fund (the Fund) Class S shares returned -6.15% for the fiscal year ended September 30, 2015, while its sector-specific benchmark, the S&P Composite 1500 Industrials Index, returned -3.58%, and the S&P Composite 1500 Index returned -.30%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	In contrast to recent fiscal years, the broad U.S. market experienced slower growth over the course of fiscal year 2015. Investors faced several headwinds during the period including economic growth concerns internationally, especially with respect to that of China and Europe, and the prospect of the Federal Reserve raising rates for the first time since 2006. However, in general, interest rates remained relatively low, monetary policy was accommodative and the U.S. economy continued to show signs of improvement relative to the rest of the world. The Industrials sector, however, again lagged the broad U.S. market during the period as it did in fiscal year 2014.

From a valuation standpoint, according to our system, we began the period with an overall average value-to-price (V/P) ratio of 1.09 for the Industrials sector. Industry leadership during the period included the building products and airlines industries. The Fund had no position in the building products industry during the period, which detracted from performance relative to the benchmark. However, the Fund, on average, had an overweight position in the airlines industry, which contributed to Fund performance relative to the benchmark, primarily driven by overweight positions in Alaska Air Group and JetBlue Airways.

The Fund’s overweight position in the construction & engineering industry detracted the most from relative performance due in large part to positions in Fluor Corporation and Tutor Perini.

Q.	How did the Fund’s composition affect performance?

A.	Industry-level returns within the Industrials sectors varied significantly, from 21% to -25%, demonstrating the large role that industry rotation can play in sector investing.

34	MANAGEMENT OVERVIEW

Industries that detracted the most from absolute performance included positions in the construction & engineering, railroads and trading companies & distributors industries. The airlines industry was the largest contributor to performance followed by the industrial conglomerates and electrical components & equipment industries.

From a total effect standpoint, in addition to the construction & engineering industry, industries that detracted the most from benchmark relative performance included railroads and aerospace & defense. In the railroads industry, an overweight position in one security, Genesee & Wyoming, was a large detractor from relative performance. A position in Precision Castparts and having no position in Northrup Grumman were key drivers of relative underperformance in the aerospace & defense industry. In addition to airlines, industries that added the most to relative performance included electrical components & equipment and industrial machinery. Emerson Electric, a stock the Fund did not have a position in, was the largest driver of relative performance in the electrical components & equipment industry while an overweight position in Snap-on contributed the most to relative performance in the industrial machinery industry.

Q.	What is your investment outlook for the Industrials sector?

A.	At the close of the fiscal year, the Industrials sector had an average overall V/P ratio of 1.09, an indication that our system still sees upside potential for the sector. Specific industries that are demonstrating value according to our system and where the Fund is overweight include airlines, trucking, and construction machinery & heavy trucks. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

MANAGEMENT OVERVIEW	35

ICON Industrials Fund

Sector Composition

September 30, 2015

Industrials	97.5%

97.5%

Percentages are based upon common stocks as a percentage of net assets.

ICON Industrials Fund

Industry Composition

September 30, 2015

Aerospace & Defense	27.0%
Airlines	18.4%
Railroads	10.3%
Industrial Machinery	8.7%
Trucking	8.6%
Construction & Farm Machinery & Heavy Trucks	7.0%
Construction & Engineering	5.3%
Air Freight & Logistics	4.2%
Industrial Conglomerates	4.1%
Trading Companies & Distributors	3.9%

97.5%

Percentages are based upon common stocks as a percentage of net assets.

36	MANAGEMENT OVERVIEW

ICON Industrials Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Industrials Fund - Class S	5/9/97	-6.15%	8.81%	4.50%	4.77%	1.41%	1.41%
ICON Industrials Fund - Class A	9/30/10	-6.22%	8.23%	N/A	8.23%	2.02%	1.75%
ICON Industrials Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-11.64%	6.94%	N/A	6.94%	2.02%	1.75%
S&P 1500 Industrials Index		-3.58%	12.59%	7.36%	7.24%	N/A	N/A
S&P Composite 1500 Index		-0.30%	13.34%	6.95%	7.04%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

MANAGEMENT OVERVIEW	37

ICON Industrials Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

38	MANAGEMENT OVERVIEW

ICON INDUSTRIALS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (97.5%)
Aerospace & Defense (27.0%)
5,000	Boeing Co.	$654,750
11,000	Curtiss-Wright Corp.	686,620
5,900	General Dynamics Corp.	813,905
6,200	Honeywell International, Inc.	587,078
2,600	Raytheon Co.	284,076
3,000	Spirit Aerosystems Holdings, Inc., Class A†	145,020
9,400	United Technologies Corp.	836,506

		4,007,955
Air Freight & Logistics (4.2%)
4,300	FedEx Corp.	619,114

Airlines (18.4%)
9,600	Alaska Air Group, Inc.	762,720
26,600	Delta Air Lines, Inc.	1,193,542
29,900	JetBlue Airways Corp.†	770,523

		2,726,785
Construction & Engineering (5.3%)
9,900	Fluor Corp.	419,265
22,900	Tutor Perini Corp.†	376,934

		796,199
Construction & Farm Machinery & Heavy Trucks (7.0%)
4,900	Caterpillar, Inc.	320,264
2,500	Cummins, Inc.	271,450
12,600	Meritor, Inc.†	133,938
3,500	Wabtec Corp.	308,175

		1,033,827
Industrial Conglomerates (4.1%)
7,200	Danaher Corp.	613,512

Industrial Machinery (8.7%)
5,700	Crane Co.	265,677
3,000	Middleby Corp.†	315,570

Shares or Principal Amount		Value

4,700	Snap-on, Inc.	$709,418

		1,290,665
Railroads (10.3%)
9,900	Genesee & Wyoming, Inc., Class A†	584,892
10,700	Union Pacific Corp.	945,987

		1,530,879
Trading Companies & Distributors (3.9%)
11,700	Fastenal Co.(a)	428,337
2,600	United Rentals, Inc.†	156,130

		584,467
Trucking (8.6%)
3,600	JB Hunt Transport Services, Inc.	257,040
7,300	Landstar System, Inc.	463,331
7,500	Ryder System, Inc.	555,300

		1,275,671

Total Common Stocks (Cost $13,349,263)		14,479,074
Collateral for Securities on Loan (2.9%)
435,825	State Street Navigator Prime Portfolio, 0.20%	435,825

Total Collateral for Securities on Loan (Cost $435,825)		435,825
Short-Term Investments (2.7%)
$389,876	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	389,876

Total Short-Term Investments (Cost $389,876)		389,876
Total Investments 103.1% (Cost $14,174,964)		15,304,775
Liabilities Less Other Assets (3.1)%		(457,723)

Net Assets 100.0%		$14,847,052

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2015.

SCHEDULE OF INVESTMENTS	39

MANAGEMENT OVERVIEW (UNAUDITED) ICON INFORMATION TECHNOLOGY FUND

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Information Technology Fund (the Fund) Class S shares returned 10.33% for the fiscal year ended September 30, 2015, while its sector-specific benchmark, the S&P Composite 1500 Information Technology Index, returned 2.44%, and the S&P Composite 1500 Index gained -.30%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	In contrast to recent fiscal years, the broad U.S. market experienced slower growth over the course of fiscal year 2015. Investors faced several headwinds during the period including economic growth concerns internationally, especially with respect to that of China and Europe, and the prospect of the Federal Reserve raising rates for the first time since 2006. However, in general, interest rates remained relatively low, monetary policy was accommodative and the U.S. economy continued to show signs of improvement relative to the rest of the world. The Information Technology sector outperformed the broad U.S. market during the period.

From a valuation standpoint, according to our system, we began the period with an overall average value-to-price (V/P) ratio of 1.08 for the Information Technology sector. Industry leadership during the period included the home entertainment, data processing & outsourced services, application software, and internet software & services industries. The Fund was overweight relative to the benchmark in each of these industries and participated in their gains. The Fund’s holdings in the data processing & outsourced services industry contributed the most to performance relative to the benchmark during the period, where positions in Total Systems and Visa led the way. The next biggest contributor to performance relative to the benchmark was the home entertainment software industry, driven in large part by positions in Electronic Arts and Activision Blizzard. The largest detractor to relative performance was the technology hardware storage & peripherals industry, primarily due to a position in Stratasys and an underweight position in Apple.

40	MANAGEMENT OVERVIEW

Q.	How did the Fund’s composition affect performance?

A.	Industry returns within the sector varied significantly, from about 85% for the best performing industry to -25% for the worst performing industry, highlighting the significant role that industry rotation can play in sector investing.

The top industry contributors to Fund performance during fiscal year 2015 were the data processing & outsourced services, internet software & services and home entertainment services industries. Industries that detracted the most from Fund performance included semiconductor equipment, electronic manufacturing services, and electronic equipment & instruments.

From a total effect standpoint, in addition to data processing & outsourced services industry, industries that contributed to Fund performance relative to the benchmark included home entertainment software and semiconductors. In addition to technology hardware storage & peripherals, industries that hurt the Fund relative to the benchmark included semiconductor equipment and electronic manufacturing services.

Q.	What is your investment outlook for the Information Technology sector?

A.	Similar to where we started the period, at the close of the fiscal year the Information Technology sector had an average overall V/P ratio of 1.08, an indication that our system still sees upside potential for the sector. Specific industries that are demonstrating value according to our system and where the Fund is overweight include electronic manufacturing services, data processing & outsourced services, and semiconductors. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

MANAGEMENT OVERVIEW	41

ICON Information Technology Fund

Sector Composition

September 30, 2015

Information Technology	93.8%

93.8%

Percentages are based upon common stocks as a percentage of net assets.

ICON Information Technology Fund

Industry Composition

September 30, 2015

Internet Software & Services	20.0%
Data Processing & Outsourced Services	17.6%
Semiconductors	13.6%
Technology Hardware, Storage & Peripherals	7.0%
Systems Software	5.9%
Electronic Manufacturing Services	5.6%
Semiconductor Equipment	5.2%
IT Consulting & Other Services	4.4%

Application Software	4.2%
Home Entertainment Software	3.7%
Electronic Equipment & Instruments	2.8%
Technology Distributors	2.6%
Electronic Components	1.2%

93.8%

Percentages are based upon common stocks as a percentage of net assets.

42	MANAGEMENT OVERVIEW

ICON Information Technology Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Information Technology Fund - Class S	2/19/97	10.33%	13.18%	5.62%	8.19%	1.40%	1.40%
ICON Information Technology Fund - Class A	9/30/10	9.99%	12.72%	N/A	12.72%	1.94%	1.75%
ICON Information Technology Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	3.68%	11.40%	N/A	11.40%	1.94%	1.75%
S&P 1500 Information Technology Index		2.44%	13.90%	8.58%	7.13%	N/A	N/A
NASDAQ Composite Index		2.82%	14.30%	7.94%	6.77%	N/A	N/A
S&P Composite 1500 Index		-0.30%	13.34%	6.95%	7.05%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

MANAGEMENT OVERVIEW	43

ICON Information Technology Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 2/19/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

44	MANAGEMENT OVERVIEW

ICON INFORMATION TECHNOLOGY FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (93.8%)
Application Software (4.2%)
45,300	Mentor Graphics Corp.	$1,115,739
13,300	salesforce.com, Inc.†	923,419

		2,039,158
Data Processing & Outsourced Services (17.6%)
4,200	Alliance Data Systems Corp.†	1,087,716
9,500	DST Systems, Inc.	998,830
135,800	Everi Holdings, Inc.†	696,654
19,200	Mastercard, Inc., Class A	1,730,304
16,100	MAXIMUS, Inc.	958,916
44,280	Visa, Inc., Class A	3,084,545

		8,556,965
Electronic Components (1.2%)
10,600	Rogers Corp.†	563,708

Electronic Equipment & Instruments (2.8%)
18,300	FEI Co.	1,336,632

Electronic Manufacturing Services (5.6%)
12,535	IPG Photonics Corp.†	952,284
17,400	Methode Electronics, Inc.	555,060
20,400	TE Connectivity, Ltd.	1,221,756

		2,729,100
Home Entertainment Software (3.7%)
15,300	Activision Blizzard, Inc.	472,617
19,300	Electronic Arts, Inc.†	1,307,575

		1,780,192
Internet Software & Services (20.0%)
32,400	Facebook, Inc., Class A†	2,912,760
3,925	Google, Inc., Class A†	2,505,602

Shares or Principal Amount		Value

4,139	Google, Inc., Class C†	$2,518,251
25,200	j2 Global, Inc.	1,785,420

		9,722,033
IT Consulting & Other Services (4.4%)
21,500	Accenture PLC, Class A	2,112,590

Semiconductor Equipment (5.2%)
19,600	Advanced Energy Industries, Inc.†	515,480
67,200	Applied Materials, Inc.	987,168
57,400	Teradyne, Inc.	1,033,774

		2,536,422
Semiconductors (13.6%)
8,800	Avago Technologies, Ltd.	1,100,088
22,900	Microsemi Corp.†	751,578
29,400	Skyworks Solutions, Inc.	2,475,774
27,500	Synaptics, Inc.†	2,267,650

		6,595,090
Systems Software (5.9%)
29,500	Microsoft Corp.	1,305,670
43,300	Oracle Corp.	1,563,996

		2,869,666
Technology Distributors (2.6%)
35,277	ScanSource, Inc.†	1,250,922

Technology Hardware, Storage & Peripherals (7.0%)
31,000	Apple, Inc.	3,419,300

Total Common Stocks (Cost $34,511,387)		45,511,778

SCHEDULE OF INVESTMENTS	45

Shares or Principal Amount		Value
Short-Term Investments (5.3%)
$2,551,695	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	$2,551,695

Total Short-Term Investments (Cost $2,551,695)		2,551,695
Total Investments 99.1% (Cost $37,063,082)		48,063,473
Other Assets Less Liabilities 0.9%		449,028

Net Assets 100.0%		$48,512,501

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

46	SCHEDULE OF INVESTMENTS

MANAGEMENT OVERVIEW (UNAUDITED) ICON MATERIALS FUND

Q.	How did the Fund perform relative to its benchmarks?

A.	The ICON Materials Fund (the Fund) Class S shares returned -21.22% for the fiscal year ended September 30, 2015, while its sector-specific benchmark, the S&P Composite 1500 Materials Index, returned -17.93%, and the S&P Composite 1500 Index returned -0.30%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	Fiscal year 2015 was a very tough year for all types of commodities and commodity related equities. The combination of a strengthening U.S. dollar and declining emerging market growth proved to be too much of a headwind for the sector, resulting in a large sell-off. Utilizing the Thomson Reuters/CoreCommodity CRB Commodity Index (CRB) as a proxy, commodities as a whole fell by over 30% during the fiscal year 2015. Further, while many investors focused on the decline in crude oil, metals as a whole also fell by approximately 30%, illustrating that the weak performance in commodities was not isolated to Energy sector commodities alone. Ultimately, the commodity and growth weakness bled through into the globally exposed Materials sector, generally resulting in revenue declines and falling equity prices. Over the course of the fiscal year only two industries within the Materials sector produced positive returns.

According to our valuation methodology, we began fiscal year 2015 with an average value-to-price (V/P) ratio for the Materials Sector of 1.11, indicating we anticipated approximately 11% of upside in the sector over the next 9 to 12 months. However, due to the combination of falling forward looking growth rates and widening credit spreads within the Materials sector, we generally saw value decline in spite of dropping equity prices over the course of the fiscal year. This parallel downward shift in both value and price proved to be tough to navigate and the net result was an underperforming year for the Materials sector and the Fund.

Q.	How did the Fund’s composition affect performance?

A.	Individual industry returns for the industries in the Materials sector varied wildly over the course of fiscal year 2015. The best performing

MANAGEMENT OVERVIEW	47

industry returned over 19% for the year while the worst performing industry returned about -61%. This divergence highlights why we believe industry rotation is so important within a volatile sector such as Materials. Additionally, such a large variation in industry returns demonstrates how industry allocation can drive returns over the course of the year.

The paper packaging industry was the only positive contributor to the Fund’s performance on an industry level during fiscal year 2015. This industry also produced the highest total effect relative to the benchmark as an overweight position in this outperforming industry helped Fund performance.

The top industry detractors from the Fund’s performance during fiscal year 2015 included the diversified chemicals, commodity chemicals, diversified metals & mining, fertilizers & agricultural chemicals, and construction materials industries. Relative total effect detractors from the Fund’s performance were largely focused in both the diversified chemicals and commodity chemicals industries as the Fund’s stock selections in both industries were hurt by weakness in both commodities and overseas growth.

Q.	What is your investment outlook for the Materials sector?

A.	At the close of the fiscal year, the Materials sector had an overall average V/P ratio of 1.14, indicating that we see upside opportunity within the sector as a whole. While the volatility over the last 12 months has presented some opportunities due to depressed prices, we continue to remain cautious on commodity related securities as forward looking growth rates have yet to bottom out and reflect a turning of the current cycle. However, we do see opportunity in industries tied to domestic economic growth and those with decreased cyclical exposure.

48	MANAGEMENT OVERVIEW

ICON Materials Fund

Sector Composition

September 30, 2015

Materials	94.6%
Leisure and Consumer Staples	3.8%
Industrials	1.4%

99.8%

Percentages are based upon common stocks as a percentage of net assets.

ICON Materials Fund

Industry Composition

September 30, 2015

Construction Materials	19.5%
Diversified Chemicals	15.5%
Specialty Chemicals	14.3%
Fertilizers & Agricultural Chemicals	10.7%
Paper Products	8.4%
Commodity Chemicals	6.5%
Paper Packaging	6.2%
Aluminum	3.8%
Packaged Foods & Meats	3.8%
Steel	3.3%
Industrial Gases	2.4%
Precious Metals & Minerals	2.2%
Diversified Metals & Mining	1.8%
Railroads	1.4%

99.8%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	49

ICON Materials Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Materials Fund - Class S	5/5/97	-21.22%	4.14%	4.94%	3.70%	1.36%	1.36%
ICON Materials Fund - Class C	9/30/10	-22.07%	3.02%	N/A	3.02%	4.17%	2.50%
ICON Materials Fund - Class A	9/30/10	-21.46%	3.79%	N/A	3.79%	1.72%	1.72%
ICON Materials Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-25.96%	2.57%	N/A	2.57%	1.72%	1.72%
S&P 1500 Materials Index		-17.93%	6.97%	6.67%	5.83%	N/A	N/A
S&P Composite 1500 Index		-0.30%	13.34%	6.95%	7.00%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

Class C total returns exclude applicable sales charges. If sales charges were included returns would be lower.

50	MANAGEMENT OVERVIEW

ICON Materials Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 5/5/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	51

ICON MATERIALS FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (99.8%)
Aluminum (3.8%)
250,000	Alcoa, Inc.	$2,415,000

Commodity Chemicals (6.5%)
41,000	Cabot Corp.	1,293,960
90,702	Calgon Carbon Corp.	1,413,137
44,939	Methanex Corp.	1,490,178

		4,197,275
Construction Materials (19.5%)
93,000	Eagle Materials, Inc.	6,363,060
105,000	Headwaters, Inc.†	1,974,000
115,000	Lafarge S.A., ADR	1,923,950
15,000	Martin Marietta Materials, Inc.	2,279,250

		12,540,260
Diversified Chemicals (15.5%)
125,000	Dow Chemical Co.	5,300,000
26,800	E.I. du Pont de Nemours & Co.	1,291,760
15,000	Eastman Chemical Co.	970,800
250,000	Huntsman Corp.	2,422,500

		9,985,060
Diversified Metals & Mining (1.8%)
120,000	Freeport-McMoRan, Inc.	1,162,800

Fertilizers & Agricultural Chemicals (10.7%)
5,500	Agrium, Inc.(a)	492,250
40,000	FMC Corp.	1,356,400
43,300	Monsanto Co.	3,695,222
22,000	Scotts Miracle-Gro Co., Class A	1,338,040

		6,881,912
Industrial Gases (2.4%)
8,500	Airgas, Inc.	759,305
8,000	Praxair, Inc.	814,880

		1,574,185

Shares or Principal Amount		Value

Packaged Foods & Meats (3.8%)
209,300	Landec Corp.†	$2,442,531

Paper Packaging (6.2%)
7,200	Avery Dennison Corp.	407,304
165,000	Graphic Packaging Holding Co.	2,110,350
25,000	Packaging Corp. of America	1,504,000

		4,021,654
Paper Products (8.4%)
25,000	Clearwater Paper Corp.†	1,181,000
95,000	International Paper Co.	3,590,050
35,000	PH Glatfelter Co.	602,700

		5,373,750
Precious Metals & Minerals (2.2%)
135,000	Stillwater Mining Co.†	1,394,550

Railroads (1.4%)
10,000	Union Pacific Corp.	884,100

Specialty Chemicals (14.3%)
43,000	Ashland, Inc.	4,326,660
17,000	Celanese Corp.	1,005,890
20,000	HB Fuller Co.	678,800
60,000	PolyOne Corp.	1,760,400
20,000	Valspar Corp.	1,437,600

		9,209,350
Steel (3.3%)
20,000	Nucor Corp.	751,000
25,000	Reliance Steel & Aluminum Co.	1,350,250

		2,101,250

Total Common Stocks (Cost $79,201,312)		64,183,677

52	SCHEDULE OF INVESTMENTS

Shares or Principal Amount		Value
Collateral for Securities on Loan (0.8%)
495,000	State Street Navigator Prime Portfolio, 0.20%	$495,000

Total Collateral for Securities on Loan (Cost $495,000)		495,000

Shares or Principal Amount		Value
Short-Term Investments (0.2%)
$142,711	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	$142,711

Total Short-Term Investments (Cost $142,711)		142,711
Total Investments 100.8% (Cost $79,839,023)		64,821,388
Liabilities Less Other Assets (0.8)%		(505,067)

Net Assets 100.0%		$64,316,321

The accompanying notes are an integral part of the financial statements.

†	Non-income producing security.

(a)	All or a portion of the security was on loan as of September 30, 2015.

ADR	American Depositary Receipt

SCHEDULE OF INVESTMENTS	53

MANAGEMENT OVERVIEW (UNAUDITED) ICON UTILITIES FUND

Q.	How did the Fund perform relative to its benchmarks?

A.	For the fiscal year ending September 30, 2015, the ICON Utilities Fund (the Fund) Class S returned 4.93%, underperforming its sector-specific benchmark, the S&P Composite 1500 Utilities Index, which returned 6.47%. The broad benchmark, the S&P Composite 1500 Index, returned -.30%. Total returns for other periods and additional Class shares as of September 30, 2015, appear in the subsequent pages of this Fund’s Management Overview.

Q.	What primary factors were behind the Fund’s relative performance?

A.	According to our system, at the end of the prior fiscal year the Utility Sector had a value-to-price (V/P) ratio of 1.12 while the overall equity market had a V/P ratio of 1.06. In the relatively low interest environment that has persisted over the past few years some investors have sought yield through dividend yielding stocks. As the interest rate on the 10-Year U.S. Treasury Note fell from 2.49% on September 30, 2014, to 2.04% on September 30, 2015, the number of investors seeking stocks with higher yields increased, helping drive demand for stocks in the Utilities sector.

In September 2015, many speculated that the Federal Reserve (the FED) would raise rates for the first time since 2006. Ultimately, the FED decided not to raise rates at that time and the yield on the 10-Year U.S. Treasury Note fell to 2.04% as of September 30, 2015. On average, as of the end of the fiscal year 2015, the dividend yield for stocks we track in the Utilities sector was 3.9%, making them an attractive alternative to treasuries from a yield standpoint.

Q.	How did the Fund’s composition affect performance?

A.

Over the course of the fiscal year 2015, stock selection within the Fund played a large role in the Fund’s performance relative to the benchmark, especially for the stocks held in gas utilities and multi-utilities industries which have some exposure to the Energy sector. Stocks the Fund held in the gas utilities industry only returned about 2.5% while the benchmark for this industry had a weighted average return closer to 11.0%. In addition to these industries, under performance came from the Fund’s exposure to the Energy sector directly. While direct holdings in the Energy sector only comprised about 6% of the Fund over the course of the

54	MANAGEMENT OVERVIEW

year, collectively they were the largest detractor from the Fund’s performance relative to the benchmark.

Stock selection within the electric utilities industry was the biggest contributor to the Fund on a relative basis. The stocks held by the Fund from this industry had an average return of about 12.5% versus only about a 6% return for the industry as a whole. Additionally, the Fund’s low exposure to the independent power producers & energy traders industry, which had a particularly bad year, contributed positively to Fund performance. However, these positive contributions were not enough to offset the negative factors discussed above.

Q.	What is your investment outlook for the Utilities sector?

A.	As of September 30, 2015, according to our valuation methodology, the Utilities sector had a V/P ratio of 1.12 while the average overall market V/P was 1.09. With V/P averages for the largest utilities industries between 1.14 and 1.17, the Fund currently has broad industry representation within the Fund. As always, we look to value as our primary guide and will adjust our positioning as market conditions dictate.

ICON Utilities Fund

Sector Composition

September 30, 2015

Utilities	86.5%
Telecommunication & Utilities	7.4%
Energy	2.8%
Telecommunication Services	1.8%

98.5%

Percentages are based upon common stocks as a percentage of net assets.

ICON Utilities Fund

Industry Composition

September 30, 2015

Electric Utilities	39.7%
Multi-Utilities	34.1%
Integrated Telecommunication Services	9.2%
Gas Utilities	8.4%
Oil & Gas Storage & Transportation	2.8%
Independent Power Producers & Energy Traders	2.3%
Water Utilities	2.0%

98.5%

Percentages are based upon common stocks as a percentage of net assets.

MANAGEMENT OVERVIEW	55

ICON Utilities Fund

Average Annual Total Return

as of September 30, 2015

	Inception Date	1 Year	5 Years	10 Years	Since Inception	Gross Expense Ratio*	Net Expense Ratio*
ICON Utilities Fund - Class S	7/9/97	4.93%	9.57%	6.23%	7.78%	1.52%	1.50%
ICON Utilities Fund - Class A	9/30/10	4.63%	9.24%	N/A	9.24%	1.81%	1.75%
ICON Utilities Fund - Class A (including maximum sales charge of 5.75%)	9/30/10	-1.43%	7.94%	N/A	7.94%	1.81%	1.75%
S&P 1500 Utilities Index		6.47%	11.31%	7.04%	7.82%	N/A	N/A
S&P Composite 1500 Index		-0.30%	13.34%	6.95%	6.53%	N/A	N/A

Past performance is not a guarantee of future results. Information about these performance results and the comparative indexes can be found in the About This Report section. The Adviser has agreed to limit certain Fund expenses; without these limitations, returns would have been lower. The limitation provisions may be terminated in the future.

*	Please see the most recent prospectus for details.

56	MANAGEMENT OVERVIEW

ICON Utilities Fund

Value of a $10,000 Investment

through September 30, 2015

Past performance is not a guarantee of future results. The above graph compares a $10,000 investment made in the Fund’s Class S shares on the Class’ inception date of 7/9/97 to a $10,000 investment made in unmanaged securities indexes on that date. The Fund’s performance in this chart and the performance table assumes the reinvestment of dividends and capital gain distributions but does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares.

MANAGEMENT OVERVIEW	57

ICON UTILITIES FUND

SCHEDULE OF INVESTMENTS

SEPTEMBER 30, 2015

Shares or Principal Amount		Value

Common Stocks (98.5%)
Electric Utilities (39.7%)
19,900	ALLETE, Inc.	$1,004,751
13,800	American Electric Power Co., Inc.	784,668
15,700	Duke Energy Corp.	1,129,458
14,800	Edison International	933,436
16,500	Eversource Energy	835,230
18,800	Great Plains Energy, Inc.	507,976
22,800	OGE Energy Corp.	623,808
26,600	Otter Tail Corp.	693,196
6,500	Pinnacle West Capital Corp.	416,910
29,300	UIL Holdings Corp.	1,472,911
37,600	Westar Energy, Inc.	1,445,344

		9,847,688
Gas Utilities (8.4%)
13,200	National Fuel Gas Co.	659,736
32,200	South Jersey Industries, Inc.	813,050
10,500	Southwest Gas Corp.	612,360

		2,085,146
Independent Power Producers & Energy Traders (2.3%)
57,400	AES Corp.	561,946

Integrated Telecommunication Services (9.2%)
20,400	BCE, Inc.	835,584
47,000	Spark New Zealand, Ltd., ADR	447,440
23,000	Verizon Communications, Inc.	1,000,730

		2,283,754
Multi-Utilities (34.1%)
32,700	Ameren Corp.	1,382,229

Shares or Principal Amount		Value
27,100	Black Hills Corp.	$1,120,314
52,900	CenterPoint Energy, Inc.	954,316
39,776	CMS Energy Corp.	1,404,888
15,100	DTE Energy Co.	1,213,587
47,700	MDU Resources Group, Inc.	820,440
37,000	Public Service Enterprise Group, Inc.	1,559,920

		8,455,694
Oil & Gas Storage & Transportation (2.8%)
8,900	Spectra Energy Corp.	233,803
14,400	TransCanada Corp.(a)	454,752

		688,555
Water Utilities (2.0%)
18,600	Aqua America, Inc.	492,342

Total Common Stocks (Cost $25,250,200)		24,415,125
Collateral for Securities on Loan (1.8%)
453,600	State Street Navigator Prime Portfolio, 0.20%	453,600

Total Collateral for Securities on Loan (Cost $453,600)		453,600
Short-Term Investments (0.6%)
$149,764	State Street Euro Dollar Time Deposit (USD), 0.01%, 10/01/15	149,764

Total Short-Term Investments (Cost $149,764)		149,764
Total Investments 100.9% (Cost $25,853,564)		25,018,489
Liabilities Less Other Assets (0.9)%		(232,201)

Net Assets 100.0%		$24,786,288

The accompanying notes are an integral part of the financial statements.

(a)	All or a portion of the security was on loan as of September 30, 2015.

ADR	American Depositary Receipt

58	SCHEDULE OF INVESTMENTS

(This page is intentionally left blank)

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Assets
Investments, at cost	$54,622,161	$11,123,635	$462,642,302

Investments, at value†	52,523,710	12,227,081	364,419,667
Receivables:
Fund shares sold	49,689	59,965	517,923
Dividends	22,371	24,207	171,955
Expense reimbursements due from Adviser	357	13,851	-
Foreign tax reclaims	-	-	14,319
Other assets	20,204	8,378	114,338

Total Assets	52,616,331	12,333,482	365,238,202

Liabilities
Payables:
Payable for collateral received on securities loaned	2,880,504	-	19,134,404
Investments purchased	1,718,138	-	-
Advisory fees	40,435	9,833	287,225
Transfer agent fees	17,869	9,269	190,660
Fund shares redeemed	7,414	33,507	403,698
Fund accounting fees	2,699	668	19,401
Trustee fees	2,277	628	18,062
Administration fees	2,022	492	14,361
Accrued distribution fees	976	1,551	11,776
Accrued expenses	31,942	24,103	112,425

Total Liabilities	4,704,276	80,051	20,192,012

Net Assets - all share classes	$47,912,055	$12,253,431	$345,046,190

Net Assets - Class S	$44,912,675	$8,651,448	$320,485,963

Net Assets - Class C	$-	$-	$9,972,319

Net Assets - Class A	$2,999,380	$3,601,983	$14,587,908

60	FINANCIAL STATEMENTS

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Net Assets Consist of
Paid-in capital	$45,543,213	$8,441,345	$547,443,247
Accumulated undistributed net investment income/(loss)	-	749	1,363,789
Accumulated undistributed net realized gain/(loss)	4,467,293	2,707,891	(105,538,371)
Unrealized appreciation/(depreciation)	(2,098,451)	1,103,446	(98,222,475)

Net Assets	$47,912,055	$12,253,431	$345,046,190

Shares outstanding (unlimited shares authorized, no par value)
Class S	3,146,557	940,168	28,684,681
Class C	-	-	926,067
Class A	216,170	391,942	1,312,640
Net asset value (offering and redemption price per share)
Class S	$14.27	$9.20	$11.17
Class C	$-	$-	$10.77
Class A	$13.88	$9.19	$11.11
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$14.73	$9.75	$11.79

† Includes securities on loan of	$2,906,189	$-	$19,050,378

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	61

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Assets
Investments, at cost	$57,749,276	$117,643,272	$14,174,964

Investments, at value†	53,593,162	109,544,778	15,304,775
Cash	332,447	-	-
Receivables:
Fund shares sold	117,337	26,917	13,523
Dividends	59,434	103,994	5,556
Expense reimbursements due from Adviser	1,155	1,541	10,910
Investments sold	-	6,434,970	-
Foreign tax reclaims	189	4,433	-
Other assets	15,330	32,494	9,747

Total Assets	54,119,054	116,149,127	15,344,511

Liabilities
Payables:
Payable for collateral received on securities loaned	2,940,646	-	435,825
Investments purchased	-	339,715	-
Advisory fees	42,947	105,834	12,696
Transfer agent fees	12,389	49,853	10,393
Fund shares redeemed	5,847	538,602	8,022
Fund accounting fees	2,795	7,399	976
Trustee fees	1,701	6,095	1,304
Administration fees	2,148	5,292	635
Accrued distribution fees	782	5,069	271
Due to custodian bank	-	4,618,341	-
Expense recoupment due to adviser	618	-	-
Accrued expenses	29,124	46,709	27,337

Total Liabilities	3,038,997	5,722,909	497,459

Net Assets - all share classes	$51,080,057	$110,426,218	$14,847,052

Net Assets - Class S	$49,105,617	$95,109,448	$14,251,111

Net Assets - Class A	$1,974,440	$15,316,770	$595,941

62	FINANCIAL STATEMENTS

	ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund
Net Assets Consist of
Paid-in capital	$141,706,322	$97,490,430	$33,173,843
Accumulated undistributed net investment income/(loss)	-	-	(2,188)
Accumulated undistributed net realized gain/(loss)	(86,470,055)	21,034,282	(19,454,414)
Unrealized appreciation/(depreciation)	(4,156,210)	(8,098,494)	1,129,811

Net Assets	$51,080,057	$110,426,218	$14,847,052

Shares outstanding (unlimited shares authorized, no par value)
Class S	6,340,785	5,334,042	1,302,366
Class A	252,618	881,995	54,883
Net asset value (offering and redemption price per share)
Class S	$7.74	$17.83	$10.94
Class A	$7.82	$17.37	$10.86
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$8.30	$18.43	$11.52

† Includes securities on loan of	$2,895,640	$-	$428,337

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	63

STATEMENTS OF ASSETS AND LIABILITIES

SEPTEMBER 30, 2015

	ICON Information Technology Fund	ICON Materials Fund	ICON Utilities Fund
Assets
Investments, at cost	$37,063,082	$79,839,023	$25,853,564

Investments, at value†	48,063,473	64,821,388	25,018,489
Receivables:
Fund shares sold	142,193	77,811	66,325
Dividends	2,470	115,145	120,210
Expense reimbursements due from Adviser	1,374	1,337	8,285
Investments sold	2,624,326	-	230,427
Foreign tax reclaims	-	-	1,257
Other assets	5,846	21,740	11,096

Total Assets	50,839,682	65,037,421	25,456,089

Liabilities
Payables:
Payable for collateral received on securities loaned	-	495,000	453,600
Investments purchased	2,103,456	-	146,651
Advisory fees	39,439	57,327	19,597
Transfer agent fees	20,059	30,553	7,668
Fund shares redeemed	125,478	88,456	11,145
Fund accounting fees	2,732	3,993	1,102
Trustee fees	2,177	3,456	775
Administration fees	1,972	2,866	980
Accrued distribution fees	959	1,427	2,586
Expense recoupment due to adviser	-	-	1,411
Accrued expenses	30,909	38,022	24,286

Total Liabilities	2,327,181	721,100	669,801

Net Assets - all share classes	$48,512,501	$64,316,321	$24,786,288

Net Assets - Class S	$45,342,508	$60,403,602	$19,107,499

Net Assets - Class C	$-	$834,251	$-

Net Assets - Class A	$3,169,993	$3,078,468	$5,678,789

64	FINANCIAL STATEMENTS

	ICON Information Technology Fund	ICON Materials Fund	ICON Utilities Fund
Net Assets Consist of
Paid-in capital	$38,156,532	$75,214,783	$25,760,494
Accumulated undistributed net investment income/(loss)	(286,389)	213,172	25,158
Accumulated undistributed net realized gain/(loss)	(358,033)	3,906,001	(164,211)
Unrealized appreciation/(depreciation)	11,000,391	(15,017,635)	(835,153)

Net Assets	$48,512,501	$64,316,321	$24,786,288

Shares outstanding (unlimited shares authorized, no par value)
Class S	3,032,033	5,093,072	2,378,043
Class C	-	72,459	-
Class A	216,404	262,076	717,011
Net asset value (offering and redemption price per share)
Class S	$14.95	$11.86	$8.03
Class C	$-	$11.51	$-
Class A	$14.65	$11.75	$7.92
Class A maximum offering price (100%/(100%-maximum sales charge)) of net asset value adjusted to the nearest cent per share	$15.54	$12.47	$8.40

† Includes securities on loan of	$-	$492,250	$454,752

The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS	65

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED SEPTEMBER 30, 2015

	ICON Consumer Discretionary Fund	ICON Consumer Staples Fund	ICON Energy Fund
Investment Income
Interest	$459	$95	$1,270
Dividends	531,852	298,475	8,769,312
Income from securities lending, net	45,613	1,226	1,111,806
Foreign taxes withheld	(3,689)	–	(58,388)

Total Investment Income	574,235	299,796	9,824,000

Expenses
Advisory fees	579,228	158,515	4,554,278
Transfer agent fees	101,988	46,782	986,536
Registration fees:
Class S	20,405	14,928	49,612
Class C*	3,694	2,593	7,422
Class A	5,443	4,528	4,354
Administration fees	28,961	7,926	228,127
Audit and tax service expense	27,706	26,802	44,752
Distribution fees:
Class C*	5,628	16,122	131,341
Class A	9,348	7,194	50,663
Fund accounting fees	13,444	3,817	108,278
Trustee fees and expenses	7,877	2,389	65,560
Custody fees	5,653	2,174	17,103
Insurance expense	4,750	4,037	79,738
Interest expense	543	1,391	2,350
Recoupment of previously reimbursed expenses	–	–	–
Other expenses	41,882	19,734	308,587

Total expenses before expense reimbursement	856,550	318,932	6,638,701
Expense reimbursement by Adviser due to expense limitation agreement	(2,426)	(56,452)	–

Net Expenses	854,124	262,480	6,638,701

Net Investment Income/(Loss)	(279,889)	37,316	3,185,299

Net Realized and Unrealized Gain/(Loss)
Net realized gain/(loss) on:
Investments	5,384,667	2,707,892	(91,275,818)
Foreign currency	–	–	–
Change in unrealized net appreciation/(depreciation) on:
Investments and foreign currency	(1,319,349)	(738,309)	(125,848,879)

Net realized and unrealized gain/(loss)	4,065,318	1,969,583	(217,124,697)

Net Increase/(Decrease) in Net Assets Resulting From Operations	$3,785,429	$2,006,899	$(213,939,398)

The accompanying notes are an integral part of the financial statements.

*	Class C shares merged into Class A shares on September 25, 2015, for each fund other than the ICON Energy Fund and ICON Materials Fund. The information presented is for expenses incurred before the merger.

66	FINANCIAL STATEMENTS

ICON Financial Fund	ICON Healthcare Fund	ICON Industrials Fund	ICON Information Technology Fund	ICON Materials Fund	ICON Utilities Fund

$59,513	$174,389	$319	$37,743	$284	$724
807,965	1,241,112	511,960	411,696	1,490,134	988,214
30,941	4,350	1,821	5,535	2,962	6,425
(2,074)	(6,341)	–	–	(9,304)	(16,443)

896,345	1,413,510	514,100	454,974	1,484,076	978,920

444,486	1,548,097	321,964	554,567	875,156	202,614
71,483	258,005	59,604	98,432	164,826	44,987

19,552	29,369	17,515	18,376	22,957	14,238
1,708	4,188	2,104	2,320	4,143	4,422
2,948	4,907	2,900	2,270	4,432	3,627
22,224	77,404	16,098	27,728	43,757	10,131
26,992	30,467	27,207	27,885	28,883	26,810

2,205	18,492	3,054	5,570	8,050	20,654
2,082	37,062	883	2,806	12,363	7,403
10,318	35,943	7,453	12,996	20,476	4,808
5,373	20,640	4,871	7,203	12,088	2,678
4,180	7,237	2,898	3,010	4,174	4,431
2,041	12,975	4,092	7,357	9,672	3,691
430	4,401	191	678	817	598

23,714	230	–	806	–	1,411
33,726	83,861	30,974	40,182	63,006	18,258

673,462	2,173,278	501,808	812,186	1,274,800	370,761

(5,455)	(2,687)	(14,732)	(3,495)	(3,897)	(38,184)

668,007	2,170,591	487,076	808,691	1,270,903	332,577

228,338	(757,081)	27,024	(353,717)	213,173	646,343

2,241,254	24,437,743	6,859,443	6,605,486	13,500,660	941,384
–	–	–	–	–	(882)

(4,690,498)	(16,999,189)	(7,128,021)	(1,368,701)	(32,304,609)	(758,094)

(2,449,244)	7,438,554	(268,578)	5,236,785	(18,803,949)	182,408

$(2,220,906)	$6,681,473	$(241,554)	$4,883,068	$(18,590,776)	$828,751

FINANCIAL STATEMENTS	67

STATEMENTS OF CHANGES IN NET ASSETS

	ICON Consumer Discretionary Fund		ICON Consumer Staples Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
Operations
Net investment income/(loss)	$(279,889)	$(219,047)	$37,316	$323,098
Net realized gain/(loss)	5,384,667	8,557,188	2,707,892	4,345,596
Change in net unrealized appreciation/(depreciation)	(1,319,349)	(6,120,506)	(738,309)	(319,405)

Net increase/(decrease) in net assets resulting from operations	3,785,429	2,217,635	2,006,899	4,349,289

Dividends and Distributions to Shareholders
Net investment income
Class S	–	–	(182,080)	(90,346)
Class C*	–	–	(27,681)	–
Class A*	–	–	(55,273)	(4,612)
Net realized gains
Class S	(7,437,716)	–	(2,549,485)	(3,012,548)
Class C*	(61,165)	–	(526,066)	(170,527)
Class A*	(598,384)	–	(758,214)	(227,301)

Net decrease from dividends and distributions	(8,097,265)	–	(4,098,799)	(3,505,334)

Fund Share Transactions
Shares sold
Class S	21,689,352	41,907,118	9,344,934	10,374,445
Class C*	409,813	145,190	1,255,133	509,133
Class A*	3,370,795	940,301	2,230,956	453,023
Reinvested dividends and distributions
Class S	7,360,142	–	2,554,153	3,053,902
Class C*	52,431	–	201,008	44,192
Class A*	539,623	–	688,039	194,753
Shares repurchased
Class S	(35,671,860)	(28,297,795)	(27,906,883)	(22,245,087)
Class C*	(952,038)	(106,466)	(2,486,008)	(839,836)
Class A*	(3,081,029)	(3,354,387)	(1,473,943)	(745,674)

Net increase/(decrease) from fund share transactions	(6,282,771)	11,233,961	(15,592,611)	(9,201,149)

Total net increase/(decrease) in net assets	(10,594,607)	13,451,596	(17,684,511)	(8,357,194)
Net Assets
Beginning of year	58,506,662	45,055,066	29,937,942	38,295,136

End of year	$47,912,055	$58,506,662	$12,253,431	$29,937,942

*	Class C shares merged into Class A shares on September 25, 2015, for each fund other than the ICON Energy Fund and ICON Materials Fund. The information presented includes the activity for Class C prior to the merger as well as Class C shares redeemed and Class A shares issued in connection with the merger.
**	The ICON Financial Fund had a distribution in excess of net investment income during the fiscal year ending September 30, 2015.

68	FINANCIAL STATEMENTS

ICON Energy Fund		ICON Financial Fund		ICON Healthcare Fund
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$3,185,299	$3,085,543	$228,338	$(12,681)	$(757,081)	$(620,050)
(91,275,818)	92,771,342	2,241,254	1,405,808	24,437,743	35,568,937

(125,848,879)	(79,071,399)	(4,690,498)	(493,598)	(16,999,189)	(5,261,635)

(213,939,398)	16,785,486	(2,220,906)	899,529	6,681,473	29,687,252

(2,185,262)	(1,893,617)	(297,167)**	(278,278)	–	(127,305)
–	–	(1,205)**	–	–	–
(46,508)	(21,999)	(2,530)**	–	–	(3,215)

(91,546,420)	(19,835,437)	–	–	(29,325,742)	(28,562,135)
(2,566,539)	(474,214)	–	–	(255,243)	(77,969)
(4,344,666)	(826,812)	–	–	(3,330,588)	(1,764,297)

(100,689,395)	(23,052,079)	(300,902)	(278,278)	(32,911,573)	(30,534,921)

155,430,206	167,382,750	33,196,366	25,626,071	82,146,215	103,467,905
6,608,035	5,878,324	710,046	76,434	2,116,107	472,054
9,095,784	10,311,595	2,012,530	232,046	12,844,606	17,798,680

89,035,364	20,337,410	294,149	264,618	27,557,080	26,680,676
2,100,297	353,636	1,038	–	226,826	56,771
3,519,414	691,659	1,970	–	3,195,114	1,607,097

(246,946,411)	(226,299,050)	(14,305,860)	(5,998,164)	(140,472,115)	(74,118,289)
(7,362,690)	(3,329,355)	(716,985)	(314,733)	(2,684,340)	(88,793)
(11,211,290)	(10,095,019)	(489,118)	(695,372)	(8,127,702)	(11,351,623)

268,709	(34,768,050)	20,704,136	19,190,900	(23,198,209)	64,524,478

(314,360,084)	(41,034,643)	18,182,328	19,812,151	(49,428,309)	63,676,809

659,406,274	700,440,917	32,897,729	13,085,578	159,854,527	96,177,718

$345,046,190	$659,406,274	$51,080,057	$32,897,729	$110,426,218	$159,854,527

FINANCIAL STATEMENTS	69

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Consumer Discretionary Fund		ICON Consumer Staples Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
Transactions in Fund Shares
Shares sold
Class S	1,413,797	2,651,639	914,672	915,468
Class C*	29,106	9,556	124,315	45,827
Class A*	218,030	61,458	234,942	39,755
Reinvested dividends and distributions
Class S	502,056	–	275,267	282,148
Class C*	3,777	–	22,384	4,161
Class A*	37,710	–	74,225	17,945
Shares repurchased
Class S	(2,336,434)	(1,835,870)	(2,476,966)	(1,993,855)
Class C*	(69,108)	(7,003)	(276,761)	(77,614)
Class A*	(203,013)	(227,736)	(153,867)	(65,428)

Net increase/(decrease)	(404,079)	652,044	(1,261,789)	(831,593)

Shares outstanding, beginning of year	3,766,806	3,114,762	2,593,899	3,425,492

Shares outstanding, end of year	3,362,727	3,766,806	1,332,110	2,593,899

Accumulated undistributed net investment income/(loss)	$–	$–	$749	$228,467

*	Class C shares merged into Class A shares on September 25, 2015, for each fund other than the ICON Energy Fund and ICON Materials Fund. The information presented includes the activity for Class C prior to the merger as well as Class C shares redeemed and Class A shares issued in connection with the merger.

The accompanying notes are an integral part of the financial statements.

70	FINANCIAL STATEMENTS

ICON Energy Fund		ICON Financial Fund		ICON Healthcare Fund
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

11,026,018	7,232,880	3,898,005	3,271,278	3,948,413	4,720,711
467,829	259,250	83,078	9,829	110,698	22,892
602,723	444,640	244,185	29,716	646,369	782,634

6,310,086	893,167	37,808	34,681	1,445,049	1,412,423
153,195	15,794	135	–	12,714	3,126
250,314	30,456	251	–	171,688	86,357

(16,249,675)	(9,726,177)	(1,717,118)	(771,690)	(6,673,617)	(3,675,631)
(484,637)	(146,695)	(92,318)	(41,878)	(156,937)	(4,505)
(743,141)	(435,607)	(60,426)	(88,044)	(430,358)	(545,685)

1,332,712	(1,432,292)	2,393,600	2,443,892	(925,981)	2,802,322

29,590,676	31,022,968	4,199,803	1,755,911	7,142,018	4,339,696

30,923,388	29,590,676	6,593,403	4,199,803	6,216,037	7,142,018

$1,363,789	$2,197,918	$–	$(14,823)	$–	$–

FINANCIAL STATEMENTS	71

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Industrials Fund		ICON Information Technology Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
Operations
Net investment income/(loss)	$27,024	$22,895	$(353,717)	$(375,221)
Net realized gain/(loss)	6,859,443	4,402,315	6,605,486	17,646,371
Change in net unrealized appreciation/(depreciation)	(7,128,021)	(368,853)	(1,368,701)	(6,490,713)

Net increase/(decrease) in net assets resulting from operations	(241,554)	4,056,357	4,883,068	10,780,437

Dividends and Distributions to Shareholders
Net investment income
Class S	(26,242)	(197,919)	–	–
Class C*	–	(974)	–	–
Class A*	–	–	–	–
Net realized gains

Net decrease from dividends and distributions	(26,242)	(198,893)	–	–

Fund Share Transactions
Shares sold
Class S	7,116,799	11,135,221	21,010,894	8,709,140
Class C*	136,307	221,178	499,734	92,744
Class A*	520,264	212,076	4,813,274	248,732
Reinvested dividends and distributions
Class S	25,951	194,267	–	–
Class C*	–	803	–	–
Class A*	–	–	–	–
Shares repurchased
Class S	(28,551,022)	(13,559,727)	(30,795,176)	(42,697,099)
Class C*	(389,916)	(43,871)	(929,352)	(63,858)
Class A*	(199,180)	(4,380,352)	(2,189,088)	(2,347,174)

Net increase/(decrease) from fund share transactions	(21,340,797)	(6,220,405)	(7,589,714)	(36,057,515)

Total net increase/(decrease) in net assets	(21,608,593)	(2,362,941)	(2,706,646)	(25,277,078)
Net Assets
Beginning of year	36,455,645	38,818,586	51,219,147	76,496,225

End of year	$14,847,052	$36,455,645	$48,512,501	$51,219,147

*	Class C shares merged into Class A shares on September 25, 2015, for each fund other than the ICON Energy Fund and ICON Materials Fund. The information presented includes the activity for Class C prior to the merger as well as Class C shares redeemed and Class A shares issued in connection with the merger.

72	FINANCIAL STATEMENTS

ICON Materials Fund		ICON Utilities Fund
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

$213,173	$208,264	$646,343	$932,643
13,500,660	5,734,068	940,502	3,460,870

(32,304,609)	3,387,627	(758,094)	(41,712)

(18,590,776)	9,329,959	828,751	4,351,801

(208,262)	(335,560)	(485,422)	(783,820)
–	–	(44,880)	(49,984)
–	(12,325)	(92,640)	(65,419)

(208,262)	(347,885)	(622,942)	(899,223)

21,981,237	43,480,999	12,850,414	3,908,224
609,433	465,892	1,076,770	105,014
1,846,097	6,611,987	4,507,405	1,191,616

200,552	301,996	455,862	748,212
–	–	7,444	11,949
–	11,008	80,869	52,883

(37,934,905)	(24,468,828)	(12,269,919)	(18,863,423)
(216,420)	(48,417)	(3,353,179)	(957,637)
(5,884,751)	(705,580)	(1,458,476)	(1,319,199)

(19,398,757)	25,649,057	1,897,190	(15,122,361)

(38,197,795)	34,631,131	2,102,999	(11,669,783)

102,514,116	67,882,985	22,683,289	34,353,072

$64,316,321	$102,514,116	$24,786,288	$22,683,289

FINANCIAL STATEMENTS	73

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

	ICON Industrials Fund		ICON Information Technology Fund
	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014
Transactions in Fund Shares
Shares sold
Class S	581,655	968,544	1,431,875	675,116
Class C*	11,363	19,526	34,317	7,757
Class A*	45,927	17,942	324,948	19,562
Reinvested dividends and distributions
Class S	2,223	17,330	–	–
Class C*	–	73	–	–
Class A*	–	–	–	–
Shares repurchased
Class S	(2,357,106)	(1,168,317)	(2,116,872)	(3,413,938)
Class C*	(35,500)	(3,813)	(65,286)	(5,246)
Class A*	(16,775)	(405,848)	(142,668)	(191,533)

Net increase/(decrease)	(1,768,213)	(554,563)	(533,686)	(2,908,282)

Shares outstanding, beginning of year	3,125,462	3,680,025	3,782,123	6,690,405

Shares outstanding, end of year	1,357,249	3,125,462	3,248,437	3,782,123

Accumulated undistributed net investment income/(loss)	$(2,188)	$16,629	$(286,389)	$(288,745)

*	Class C shares merged into Class A shares on September 25, 2015, for each fund other than the ICON Energy Fund and ICON Materials Fund. The information presented includes the activity for Class C prior to the merger as well as Class C shares redeemed and Class A shares issued in connection with the merger.

The accompanying notes are an integral part of the financial statements.

74	FINANCIAL STATEMENTS

ICON Materials Fund		ICON Utilities Fund
Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2015	Year Ended September 30, 2014

1,483,591	2,950,323	1,524,522	507,380
41,945	32,505	132,246	13,552
125,254	455,567	563,149	152,325

13,699	21,282	55,665	94,392
–	–	929	1,526
–	780	9,994	6,726

(2,608,199)	(1,667,011)	(1,469,244)	(2,368,098)
(15,147)	(3,294)	(421,473)	(124,852)
(413,339)	(47,170)	(178,414)	(173,414)

(1,372,196)	1,742,982	217,374	(1,890,463)

6,799,803	5,056,821	2,877,680	4,768,143

5,427,607	6,799,803	3,095,054	2,877,680

$213,172	$208,261	$25,158	$36,466

FINANCIAL STATEMENTS	75

FINANCIAL HIGHLIGHTS

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Consumer Discretionary Fund
Class S
Year ended September 30, 2015	$15.55	$(0.07)	$1.03	$0.96	$–	$(2.24)
Year ended September 30, 2014	14.50	(0.07)	1.12	1.05	–	–
Year ended September 30, 2013	11.82	(0.03)	2.73	2.70	(0.02)	–
Year ended September 30, 2012	8.79	0.03	3.00	3.03	–	–
Year ended September 30, 2011	7.92	(0.02)	0.89	0.87	–	–
Class A**
Year ended September 30, 2015	15.24	(0.14)	1.02	0.88	–	(2.24)
Year ended September 30, 2014	14.25	(0.12)	1.11	0.99	–	–
Year ended September 30, 2013	11.65	(0.09)	2.69	2.60	–	–
Year ended September 30, 2012	8.75	(0.02)	2.92	2.90	–	–
Year ended September 30, 2011	7.92	(0.06)	0.89	0.83	–	–
ICON Consumer Staples Fund
Class S
Year ended September 30, 2015	11.55	0.04	0.98	1.02	(0.22)	(3.15)
Year ended September 30, 2014	11.18	0.11	1.31	1.42	(0.03)	(1.02)
Year ended September 30, 2013	10.20	0.21	0.98	1.19	(0.21)	–
Year ended September 30, 2012	8.61	0.14	1.69	1.83	(0.24)	–
Year ended September 30, 2011	8.08	0.10	0.52	0.62	(0.09)	–
Class A**
Year ended September 30, 2015	11.58	0.02	0.97	0.99	(0.23)	(3.15)
Year ended September 30, 2014	11.23	0.07	1.32	1.39	(0.02)	(1.02)
Year ended September 30, 2013	10.24	0.14	1.03	1.17	(0.18)	–
Year ended September 30, 2012	8.68	0.11	1.68	1.79	(0.23)	–
Year ended September 30, 2011	8.08	0.11	0.58	0.69	(0.09)	–

76	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits		Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$(2.24)	$14.27	5.80%	$44,913	1.43%	1.43	%(b)	(0.44)%	(0.44)%	200.66%
–	15.55	7.24%	55,476	1.46%	1.46	%(b)	(0.47)%	(0.47)%	202.10%
(0.02)	14.50	22.91%	39,883	1.38%	1.38	%(b)	(0.21)%	(0.21)%	87.00%
–	11.82	34.47%	58,314	1.40%	1.40	%(b)	0.26%	0.26%	91.24%
–	8.79	10.98%	34,123	1.54%	1.54	%(b)	(0.23)%	(0.23)%	107.57%

(2.24)	13.88	5.34%	2,999	1.91%	1.91	%(b)	(0.97)%	(0.97)%	200.66%
–	15.24	6.95%	2,492	1.76%	1.76	%(b)	(0.80)%	(0.80)%	202.10%
–	14.25	22.42%	4,699	1.78%	1.78	%(b)	(0.66)%	(0.66)%	87.00%
–	11.65	33.03%	1,542	1.78%	1.78	%(b)	(0.20)%	(0.20)%	91.24%
–	8.75	10.48%	11	18.49%	1.98	%(b)	(17.17)%	(0.66)%	107.57%

(3.37)	9.20	8.66%	8,651	1.87%	1.51	%(b)	(0.01)%	0.35%	16.07%
(1.05)	11.55	13.32%	25,731	1.45%	1.45	%(b)	0.94%	0.94%	52.38%
(0.21)	11.18	11.75%	33,813	1.51%	1.51	%(b)	1.92%	1.92%	90.51%
(0.24)	10.20	21.50%	37,567	1.55%	1.51	%(b)	1.40%	1.44%	81.81%
(0.09)	8.61	7.64%	20,614	1.57%	1.50	%(b)	1.03%	1.10%	109.56%

(3.38)	9.19	8.32%	3,602	2.12%	1.76	%(b)	(0.15)%	0.21%	16.07%
(1.04)	11.58	12.99%	2,740	2.04%	1.75	%(b)	0.35%	0.64%	52.38%
(0.18)	11.23	11.52%	2,744	1.84%	1.75	%(b)	1.20%	1.29%	90.51%
(0.23)	10.24	20.94%	1,499	2.05%	1.77	%(b)	0.82%	1.10%	81.81%
(0.09)	8.68	8.52%	24	7.60%	1.75	%(b)	(4.60)%	1.25%	109.56%

FINANCIAL HIGHLIGHTS	77

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Energy Fund
Class S
Year ended September 30, 2015	$22.30	$0.11	$(7.42)	$(7.31)	$(0.09)	$(3.73)
Year ended September 30, 2014	22.59	0.11	0.33	0.44	(0.06)	(0.67)
Year ended September 30, 2013	19.18	0.18	3.51	3.69	(0.28)	–
Year ended September 30, 2012	16.64	0.16	2.93	3.09	(0.15)	(0.40)
Year ended September 30, 2011	16.69	0.16	–	0.16	(0.21)	–
Class C
Year ended September 30, 2015	21.74	(0.04)	(7.20)	(7.24)	–	(3.73)
Year ended September 30, 2014	22.21	(0.15)	0.35	0.20	–	(0.67)
Year ended September 30, 2013	18.87	(0.05)	3.48	3.43	(0.09)	–
Year ended September 30, 2012	16.47	(0.04)	2.88	2.84	(0.04)	(0.40)
Year ended September 30, 2011	16.69	(0.10)	0.09	(0.01)	(0.21)	–
Class A
Year ended September 30, 2015	22.20	0.07	(7.39)	(7.32)	(0.04)	(3.73)
Year ended September 30, 2014	22.50	0.04	0.35	0.39	(0.02)	(0.67)
Year ended September 30, 2013	19.12	0.11	3.51	3.62	(0.24)	–
Year ended September 30, 2012	16.59	0.11	2.91	3.02	(0.09)	(0.40)
Year ended September 30, 2011	16.69	0.08	0.03	0.11	(0.21)	–
ICON Financial Fund
Class S
Year ended September 30, 2015	7.83	0.04	(0.08)	(0.04)	(0.05)	–
Year ended September 30, 2014	7.47	– (c)	0.54	0.54	(0.18)	–
Year ended September 30, 2013	6.04	0.04	1.44	1.48	(0.05)	–
Year ended September 30, 2012	4.69	0.04	1.34	1.38	(0.03)	–
Year ended September 30, 2011	5.55	0.03	(0.87)	(0.84)	(0.02)	–
Class A**
Year ended September 30, 2015	7.89	0.02	(0.07)	(0.05)	(0.02)	–
Year ended September 30, 2014	7.37	(0.02)	0.54	0.52	–	–
Year ended September 30, 2013	5.99	0.06	1.38	1.44	(0.06)	–
Year ended September 30, 2012	4.68	0.01	1.33	1.34	(0.03)	–
Year ended September 30, 2011	5.55	0.01	(0.86)	(0.85)	(0.02)	–

78	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits		Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$(3.82)	$11.17	(36.37)%	$320,486	1.42%	1.42	%(b)	0.74%	0.74%	154.40%
(0.73)	22.30	1.92%	615,541	1.28%	1.28	%(b)	0.46%	0.46%	96.79%
(0.28)	22.59	19.55%	659,581	1.29%	1.29	%(b)	0.85%	0.85%	88.16%
(0.55)	19.18	18.87%	567,054	1.23%	1.23	%(b)	0.87%	0.87%	74.41%
(0.21)	16.64	0.80%	556,393	1.20%	1.20	%(b)	0.77%	0.77%	88.31%

(3.73)	10.77	(36.99)%	9,972	2.43%	2.43	%(b)	(0.26)%	(0.26)%	154.40%
(0.67)	21.74	0.83%	17,170	2.38%	2.38	%(b)	(0.65)%	(0.65)%	96.79%
(0.09)	22.21	18.30%	14,691	2.35%	2.35	%(b)	(0.25)%	(0.25)%	88.16%
(0.44)	18.87	17.50%	8,257	2.36%	2.36	%(b)	(0.20)%	(0.20)%	74.41%
(0.21)	16.47	(0.23)%	4,718	2.47%	2.47	%(b)	(0.47)%	(0.47)%	88.31%

(3.77)	11.11	(36.55)%	14,588	1.66%	1.66	%(b)	0.50%	0.50%	154.40%
(0.69)	22.20	1.67%	26,695	1.55%	1.55	%(b)	0.19%	0.19%	96.79%
(0.24)	22.50	19.21%	26,170	1.61%	1.61	%(b)	0.51%	0.51%	88.16%
(0.49)	19.12	18.47%	15,836	1.55%	1.55	%(b)	0.61%	0.61%	74.41%
(0.21)	16.59	0.49%	6,005	1.70%	1.70	%(b)	0.38%	0.38%	88.31%

(0.05)	7.74	(0.55)%	49,106	1.49%	1.49	%(b)	0.52%	0.52%	51.35%
(0.18)	7.83	7.27%	32,286	1.64%	1.50	%(b)	(0.20)%	(0.06)%	78.93%
(0.05)	7.47	24.68%	11,853	1.47%	1.47	%(b)	0.65%	0.65%	95.21%
(0.03)	6.04	29.54%	27,696	1.39%	1.39	%(b)	0.70%	0.70%	95.47%
(0.02)	4.69	(15.18)%	32,432	1.40%	1.40	%(b)	0.44%	0.44%	100.23%

(0.02)	7.82	(0.69)%	1,974	2.19%	1.75	%(b)	(0.15)%	0.29%	51.35%
–	7.89	7.20%	541	2.35%	1.75	%(b)	(0.86)%	(0.26)%	78.93%
(0.06)	7.37	24.20%	936	1.88%	1.76	%(b)	0.82%	0.94%	95.21%
(0.03)	5.99	28.83%	9,278	1.80%	1.77	%(b)	0.09%	0.12%	95.47%
(0.02)	4.68	(15.36)%	24	7.37%	1.75	%(b)	(5.50)%	0.12%	100.23%

FINANCIAL HIGHLIGHTS	79

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Healthcare Fund
Class S
Year ended September 30, 2015	$22.42	$(0.09)	$1.02	$0.93	$–	$(5.52)
Year ended September 30, 2014	22.17	(0.11)	6.18	6.07	(0.03)	(5.79)
Year ended September 30, 2013	17.56	0.03	4.75	4.78	(0.17)	–
Year ended September 30, 2012	13.56	0.17	3.97	4.14	(0.14)	–
Year ended September 30, 2011	12.78	0.12	0.73	0.85	(0.07)	–
Class A**
Year ended September 30, 2015	22.01	(0.14)	1.02	0.88	–	(5.52)
Year ended September 30, 2014	21.92	(0.14)	6.03	5.89	(0.01)	(5.79)
Year ended September 30, 2013	17.42	(0.03)	4.69	4.66	(0.16)	–
Year ended September 30, 2012	13.53	0.11	3.94	4.05	(0.16)	–
Year ended September 30, 2011	12.78	0.12	0.70	0.82	(0.07)	–
ICON Industrials Fund
Class S
Year ended September 30, 2015	11.67	0.01	(0.73)	(0.72)	(0.01)	–
Year ended September 30, 2014	10.56	0.01	1.16	1.17	(0.06)	–
Year ended September 30, 2013	8.26	0.06	2.35	2.41	(0.11)	–
Year ended September 30, 2012	6.80	0.07	1.48	1.55	(0.09)	–
Year ended September 30, 2011	7.47	0.07	(0.67)	(0.60)	(0.07)	–
Class A**
Year ended September 30, 2015	11.58	(0.02)	(0.70)	(0.72)	–	–
Year ended September 30, 2014	10.45	(0.03)	1.16	1.13	–	–
Year ended September 30, 2013	8.10	– (c)	2.36	2.36	(0.01)	–
Year ended September 30, 2012	6.76	0.08	1.35	1.43	(0.09)	–
Year ended September 30, 2011	7.47	0.05	(0.69)	(0.64)	(0.07)	–

80	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits(b)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$(5.52)	$17.83	2.55%	$95,109	1.36%	1.36%	(0.45)%	(0.45)%	141.46%
(5.82)	22.42	32.27%	148,261	1.36%	1.36%	(0.53)%	(0.53)%	187.85%
(0.17)	22.17	27.48%	92,171	1.39%	1.39%	0.13%	0.13%	111.86%
(0.14)	17.56	30.76%	100,938	1.34%	1.34%	1.08%	1.08%	47.59%
(0.07)	13.56	6.66%	75,116	1.36%	1.36%	0.85%	0.85%	83.63%

(5.52)	17.37	2.33%	15,317	1.62%	1.62%	(0.69)%	(0.69)%	141.46%
(5.80)	22.01	31.72%	10,878	1.62%	1.62%	(0.66)%	(0.66)%	187.85%
(0.16)	21.92	26.95%	3,748	1.69%	1.69%	(0.15)%	(0.15)%	111.86%
(0.16)	17.42	30.19%	390	2.89%	1.76%	(0.46)%	0.67%	47.59%
(0.07)	13.53	6.42%	126	7.15%	1.75%	(4.58)%	0.82%	83.63%

(0.01)	10.94	(6.15)%	14,251	1.53%	1.50%	0.07%	0.10%	22.51%
(0.06)	11.67	11.14%	35,883	1.41%	1.41%	0.07%	0.07%	30.09%
(0.11)	10.56	29.52%	34,409	1.46%	1.46%	0.60%	0.60%	45.66%
(0.09)	8.26	22.99%	39,621	1.40%	1.40%	0.91%	0.91%	33.73%
(0.07)	6.80	(8.21)%	50,653	1.36%	1.36%	0.80%	0.80%	55.87%

–	10.86	(6.22)%	596	2.67%	1.75%	(1.11)%	(0.19)%	22.51%
–	11.58	10.81%	298	2.02%	1.75%	(0.56)%	(0.29)%	30.09%
(0.01)	10.45	29.20%	4,322	2.09%	1.75%	(0.32)%	0.02%	45.66%
(0.09)	8.10	21.21%	163	2.50%	1.75%	0.18%	0.93%	33.73%
(0.07)	6.76	(8.75)%	122	3.46%	1.75%	(1.12)%	0.59%	55.87%

FINANCIAL HIGHLIGHTS	81

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Information Technology Fund
Class S
Year ended September 30, 2015	$13.55	$(0.09)	$1.49	$1.40	$–	$–
Year ended September 30, 2014	11.44	(0.07)	2.18	2.11	–	–
Year ended September 30, 2013	10.72	(0.02)	0.74	0.72	–	–
Year ended September 30, 2012	8.22	(0.02)	2.52	2.50	–	–
Year ended September 30, 2011	8.05	(0.04)	0.21	0.17	–	–
Class A**
Year ended September 30, 2015	13.32	(0.14)	1.47	1.33	–	–
Year ended September 30, 2014	11.30	(0.11)	2.13	2.02	–	–
Year ended September 30, 2013	10.65	(0.05)	0.70	0.65	–	–
Year ended September 30, 2012	8.20	(0.06)	2.51	2.45	–	–
Year ended September 30, 2011	8.05	(0.05)	0.20	0.15	–	–
ICON Materials Fund
Class S
Year ended September 30, 2015	15.09	0.04	(3.23)	(3.19)	(0.04)	–
Year ended September 30, 2014	13.43	0.04	1.68	1.72	(0.06)	–
Year ended September 30, 2013	11.12	0.09	2.40	2.49	(0.18)	–
Year ended September 30, 2012	9.00	0.11	2.11	2.22	(0.10)	–
Year ended September 30, 2011	10.06	0.08	(1.08)	(1.00)	(0.06)	–
Class C
Year ended September 30, 2015	14.77	(0.11)	(3.15)	(3.26)	–	–
Year ended September 30, 2014	13.24	(0.12)	1.65	1.53	–	–
Year ended September 30, 2013	10.94	(0.04)	2.38	2.34	(0.04)	–
Year ended September 30, 2012	8.92	– (c)	2.08	2.08	(0.06)	–
Year ended September 30, 2011	10.06	(0.03)	(1.05)	(1.08)	(0.06)	–
Class A
Year ended September 30, 2015	14.96	(0.01)	(3.20)	(3.21)	–	–
Year ended September 30, 2014	13.36	(0.01)	1.67	1.66	(0.06)	–
Year ended September 30, 2013	11.07	0.05	2.38	2.43	(0.14)	–
Year ended September 30, 2012	8.97	0.08	2.10	2.18	(0.08)	–
Year ended September 30, 2011	10.06	0.05	(1.08)	(1.03)	(0.06)	–

82	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets			Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits		Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$–	$14.95	10.33%	$45,343	1.44%	1.44	%(b)	(0.62)%	(0.62)%	43.32%
–	13.55	18.44%	50,363	1.40%	1.40	%(b)	(0.56)%	(0.56)%	47.88%
–	11.44	6.72%	73,851	1.38%	1.38	%(b)	(0.22)%	(0.22)%	51.71%
–	10.72	30.41%	83,330	1.34%	1.34	%(b)	(0.20)%	(0.20)%	35.22%
–	8.22	2.11%	61,081	1.34%	1.34	%(b)	(0.40)%	(0.40)%	44.84%

–	14.65	9.99%	3,170	1.90%	1.75	%(b)	(1.07)%	(0.92)%	43.32%
–	13.32	17.88%	455	1.94%	1.75	%(b)	(1.10)%	(0.91)%	47.88%
–	11.30	6.10%	2,330	2.23%	1.75	%(b)	(0.94)%	(0.45)%	51.71%
–	10.65	29.88%	1,400	2.87%	1.75	%(b)	(1.71)%	(0.59)%	35.22%
–	8.20	1.86%	1	215.56%	1.75	%(b)	(214.36)%	(0.55)%	44.84%

(0.04)	11.86	(21.22)%	60,404	1.42%	1.42	%(b)	0.27%	0.27%	48.11%
(0.06)	15.09	12.85%	93,610	1.36%	1.36	%(b)	0.26%	0.26%	33.16%
(0.18)	13.43	22.73%	65,782	1.45%	1.45	%(b)	0.72%	0.72%	55.66%
(0.10)	11.12	24.85%	41,627	1.39%	1.39	%(b)	1.00%	1.00%	40.89%
(0.06)	9.00	(10.07)%	59,068	1.33%	1.33	%(b)	0.73%	0.73%	62.97%

–	11.51	(22.07)%	834	2.94%	2.50	%(b)	(1.22)%	(0.78)%	48.11%
–	14.77	11.56%	675	4.17%	2.50	%(b)	(2.51)%	(0.84)%	33.16%
(0.04)	13.24	21.43%	218	4.12%	2.50	%(b)	(1.95)%	(0.33)%	55.66%
(0.06)	10.94	23.36%	195	4.29%	2.51	%(b)	(1.82)%	(0.04)%	40.89%
(0.06)	8.92	(10.87)%	120	4.11%	2.50	%(b)	(1.91)%	(0.30)%	62.97%

–	11.75	(21.46)%	3,078	1.76%	1.75	%(b)	(0.06)%	(0.05)%	48.11%
(0.06)	14.96	12.47%	8,229	1.72%	1.72	%(b)	(0.07)%	(0.07)%	33.16%
(0.14)	13.36	22.24%	1,883	2.02%	1.75	%(b)	0.17%	0.44%	55.66%
(0.08)	11.07	24.44%	539	2.12%	1.76	%(b)	0.34%	0.70%	40.89%
(0.06)	8.97	(10.37)%	487	2.26%	1.74	%(b)	(0.07)%	0.45%	62.97%

FINANCIAL HIGHLIGHTS	83

FINANCIAL HIGHLIGHTS (CONTINUED)

		Income/(loss) from investment operations			Less dividends and
	Net asset value, beginning of period	Net investment income/ (loss)(x)	Net realized and unrealized gains/(losses) on investments	Total from investment operations	Dividends from net investment income	Distributions from net realized gains
ICON Utilities Fund
Class S
Year ended September 30, 2015	$7.90	$0.28	$0.11	$0.39	$(0.26)	$–
Year ended September 30, 2014	7.22	0.22	0.69	0.91	(0.23)	–
Year ended September 30, 2013	6.81	0.20	0.43	0.63	(0.22)	–
Year ended September 30, 2012	6.29	0.20	0.55	0.75	(0.23)	–
Year ended September 30, 2011	6.15	0.24	0.31	0.55	(0.41)	–
Class A**
Year ended September 30, 2015	7.81	0.26	0.11	0.37	(0.26)	–
Year ended September 30, 2014	7.14	0.21	0.68	0.89	(0.22)	–
Year ended September 30, 2013	6.73	0.18	0.42	0.60	(0.19)	–
Year ended September 30, 2012	6.24	0.20	0.53	0.73	(0.24)	–
Year ended September 30, 2011	6.15	0.34	0.17	0.51	(0.42)	–

(x)	Calculated using the average shares method.
*	The total return calculation is for the period indicated and excludes any sales charges.
**	Class C shares were merged into Class A on September 25, 2015. The amounts presented represent the results of the Class A shares for the periods prior to the merger and the results of the combined share class for the period subsequent to the merger.
(a)	Portfolio turnover is calculated at the Fund level and is not annualized for periods less than a year.
(b)	The Fund’s operating expenses, not including interest expense, are contractually limited to the amounts discussed in Note 3. The ratios in these financial highlights reflect the limitation, including the interest expense.
(c)	Amount less than $0.005.

The accompanying notes are an integral part of the financial statements,

84	FINANCIAL HIGHLIGHTS

distributions				Ratio of expenses to average net assets		Ratio of net investment income/(loss) to average net assets
Total dividends and distributions	Net asset value, end of period	Total return*	Net assets, end of period (in thousands)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits(b)	Before expense limitation/ recoupment and transfer agent earnings credits	After expense limitation/ recoupment and transfer agent earnings credits	Portfolio turnover rate(a)

$(0.26)	$8.03	4.93%	$19,107	1.70%	1.50%	3.12%	3.32%	243.33%
(0.23)	7.90	12.69%	17,920	1.52%	1.50%	2.84%	2.86%	106.99%
(0.22)	7.22	9.25%	29,117	1.62%	1.51%	2.71%	2.81%	121.14%
(0.23)	6.81	12.01%	23,524	1.53%	1.51%	3.00%	3.02%	50.92%
(0.41)	6.29	9.16%	21,313	1.61%	1.51%	3.75%	3.85%	114.73%

(0.26)	7.92	4.63%	5,679	1.89%	1.75%	3.04%	3.18%	243.33%
(0.22)	7.81	12.44%	2,517	1.81%	1.75%	2.69%	2.75%	106.99%
(0.19)	7.14	8.96%	2,402	1.74%	1.74%	2.55%	2.55%	121.14%
(0.24)	6.73	11.81%	7,113	1.70%	1.70%	3.03%	3.03%	50.92%
(0.42)	6.24	8.56%	449	185.34%	1.75%	(178.27)%	5.32%	114.73%

FINANCIAL HIGHLIGHTS	85

NOTES TO FINANCIAL STATEMENTS

SEPTEMBER 30, 2015

1.  Organization

The ICON Consumer Discretionary Fund, ICON Consumer Staples Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Materials Fund, and ICON Utilities Fund are series funds (individually a “Fund” and collectively, the “Funds”). The Funds are part of the ICON Funds (the “Trust”), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end non-diversified investment management company. Each Fund offers two classes of shares: Class A and Class S. The ICON Energy Fund and the ICON Materials Fund also offer a Class C share. On September 25, 2015, the Class C shares of the ICON Consumer Discretionary Fund, ICON Consumer Staples Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, and ICON Utilities Fund were merged into the respective Class A shares of the Fund. The Class C shares of each of the Funds noted above were closed. The merger activity is shown in the Statement of Changes in Net Assets. All classes have equal rights as to earnings, assets, and voting privileges except that each Class may bear different distribution fees, registration costs, legal costs, mailing and printing costs and shareholder servicing costs and each Class has exclusive voting rights with respect to its distribution plan. There are currently eight other active Funds within the Trust. Those Funds are covered by separate prospectuses and shareholder reports.

Each Fund is authorized to issue an unlimited number of no par shares. The Funds invest primarily in securities of companies whose principal business activities fall within specific sectors and industries. The investment objective of each Fund is to provide long-term capital appreciation.

The Funds, like all investments in securities, have elements of risk, including risk of loss of principal. There is no assurance that the Funds will achieve their investment objectives and may underperform funds with similar investment objectives. An investment concentrated in sectors and industries involves greater risk and volatility than a more diversified investment. Investments in foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar-denominated transactions as a result of, among other factors, the possibility of lower government supervision and regulation of foreign securities markets and the possibility of political or economic instability. Financial statements of foreign companies are governed by different

86	NOTES TO FINANCIAL STATEMENTS

accounting, auditing, and financial standards than U.S. companies and may be less transparent and uniform than in the United States. Many corporate governance standards, which help ensure the integrity of public information in the United States, may not exist in some foreign countries. In general, there may be less governmental supervision of foreign stock exchanges and securities brokers and issuers. There are also risks associated with small-and mid-cap investing, including limited product lines, less liquidity and small market share.

The ICON Healthcare Fund has a significant weighting in the Biotechnology industry and the Pharmaceuticals industry, the ICON Industrials Fund has a significant weighting in the Aerospace & Defense industry, and the ICON Utilities Fund has a significant weighting in the Electric Utilities industry and the Multi-Utilities industry which may cause the Funds’ performance to be susceptible to the economic, business and/or other developments that may affect those industries.

In the normal course of business, the Funds may enter into various agreements that provide for general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown as any potential exposure involving future claims that may be made against each Fund is unknown. However, based on experience, the Funds expect the risk of loss to be remote.

2.  Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Investment Valuation

The Funds’ securities and other assets, excluding options on securities indexes, are valued at the closing price as of the close of regular trading on the New York Stock Exchange (the “NYSE”) (normally 4 p.m. Eastern Standard Time) each day the NYSE is open, except that securities traded

NOTES TO FINANCIAL STATEMENTS	87

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

primarily on the NASDAQ Stock Market (“NASDAQ”) are normally valued by the Funds at the NASDAQ Official Closing Price provided by NASDAQ each business day. Options on securities indexes are valued at the close of the Chicago Board Options Exchange (normally 4:15 p.m. Eastern Standard Time) on each day the New York Stock Exchange is open for trading.

The Funds use pricing services to obtain the market value of securities in their portfolios; if a pricing service is not able to provide a price, or the pricing service’s valuation is considered inaccurate or does not in the Funds’ judgment reflect the market value of the security, prices may be obtained through market quotations from independent broker/dealers. If market quotations from these sources are not readily available, the Funds’ securities or other assets are valued at fair value as determined in good faith by the Funds’ Board of Trustees (“Board”) or pursuant to procedures approved by the Board.

Lacking any sales that day, a security is valued at the current closing bid price (or yield equivalent thereof) or based on quotes obtained from dealers making a market for the security. Options are valued at their closing mid-price on the market with the most volume. Mid-price is the average of the closing bid and closing ask prices. Debt securities with a remaining maturity of greater than 60 days are valued using the evaluated bid price supplied by the pricing service. The evaluated bid price supplied by the pricing service is based upon a matrix valuation system which considers such factors as security prices, yields, maturities and ratings. Short-term debt securities with remaining maturities of 60 days or less are generally valued at amortized cost or original cost plus accrued interest, which approximates market value. Currency rates as of the close of the NYSE are used to convert foreign security values into U.S. dollars.

Securities of investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Investments in shares of funds that are not traded on an exchange are valued at the end of day net asset value per share of such fund. Securities in the underlying funds, including restricted securities are valued in accordance with the valuation policy of such fund.

The Funds’ securities traded in countries outside of the Western Hemisphere are fair valued daily by utilizing the quotations of an independent pricing service, unless the Board determines that use of another valuation methodology is appropriate. The purposes of daily fair valuation are to avoid

88	NOTES TO FINANCIAL STATEMENTS

stale prices and to take into account, among other things, any significant events occurring after the close of foreign markets. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movements and changes in the prices of indexes, securities and exchange rates in other markets to determine fair value as of the time a Fund calculates its net asset value (“NAV”). The valuation assigned to fair-value securities for purposes of calculating a Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Various inputs are used to determine the value of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — significant observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds, and credit risk).

Level 3 — significant unobservable inputs.

Observable inputs are those based on market data obtained from sources independent of the Funds, and unobservable inputs reflect the Funds’ own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with investments at that level. For example, non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the Funds’ investments, based on the inputs used to determine their values on September 30, 2015:

	Level 1	Level 2	Level 3	Total

ICON Consumer Discretionary Fund*
Assets
Common Stocks	$44,777,847	$-	$-	$44,777,847
Collateral for Securities on Loan	-	2,880,504	-	2,880,504
Short-Term Investments	-	4,865,359	-	4,865,359

Total	$44,777,847	$7,745,863	$-	$52,523,710

NOTES TO FINANCIAL STATEMENTS	89

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

	Level 1	Level 2	Level 3	Total

ICON Consumer Staples Fund*
Assets
Common Stocks	$11,346,776	$-	$-	$11,346,776
Short-Term Investments	-	880,305	-	880,305

Total	$11,346,776	$880,305	$-	$12,227,081

ICON Energy Fund*
Assets
Common Stocks	$330,583,743	$-	$-	$330,583,743
Collateral for Securities on Loan	-	19,134,404	-	19,134,404
Short-Term Investments	-	14,701,520	-	14,701,520

Total	$330,583,743	$33,835,924	$-	$364,419,667

ICON Financial Fund*
Assets
Common Stocks	$50,132,181	$-	$-	$50,132,181
Collateral for Securities on Loan	-	2,940,646	-	2,940,646
Short-Term Investments	-	520,335	-	520,335

Total	$50,132,181	$3,460,981	$-	$53,593,162

ICON Healthcare Fund*
Assets
Common Stocks	$109,544,778	$-	$-	$109,544,778

Total	$109,544,778	$-	$-	$109,544,778

ICON Industrials Fund*
Assets
Common Stocks	$14,479,074	$-	$-	$14,479,074
Collateral for Securities on Loan	-	435,825	-	435,825
Short-Term Investments	-	389,876	-	389,876

Total	$14,479,074	$825,701	$-	$15,304,775

90	NOTES TO FINANCIAL STATEMENTS

	Level 1	Level 2	Level 3	Total

ICON Information Technology Fund*
Assets
Common Stocks	$45,511,778	$-	$-	$45,511,778
Short-Term Investments	-	2,551,695	-	2,551,695

Total	$45,511,778	$2,551,695	$-	$48,063,473

ICON Materials Fund*
Assets
Common Stocks	$64,183,677	$-	$-	$64,183,677
Collateral for Securities on Loan	-	495,000	-	495,000
Short-Term Investments	-	142,711	-	142,711

Total	$64,183,677	$637,711	$-	$64,821,388

ICON Utilities Fund*
Assets
Common Stocks	$24,415,125	$-	$-	$24,415,125
Collateral for Securities on Loan	-	453,600	-	453,600
Short-Term Investments	-	149,764	-	149,764

Total	$24,415,125	$603,364	$-	$25,018,489

*	Please refer to the Schedule of Investments and the Sector/Industry Classification tables for additional security details.

No Level 3 securities were held in any of the Funds at September 30, 2015.

For the year ended September 30, 2015, there was no transfer activity between Level 1, Level 2 or Level 3. The end of period timing recognition is used for transfers between levels of the Fund’s assets and liabilities.

Fund Share Valuation

Fund shares are sold and redeemed on a daily basis at net asset value. Net asset value per share is determined daily as of the close of trading on the NYSE on each day the NYSE is open for trading by dividing the total value of the Fund’s investments and other assets, less liabilities, by the number of Fund shares outstanding.

NOTES TO FINANCIAL STATEMENTS	91

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated daily into U.S. dollars at the prevailing rates of exchange. Income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions. Purchases and sales of securities are translated into U.S. dollars at the contractual currency exchange rates established at the time of each trade.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Net unrealized appreciation or depreciation on investments and foreign currency translations arise from changes in the value of assets and liabilities, resulting from changes in the exchange rates and changes in market prices of securities held.

Securities Lending

Under procedures adopted by the Board, the Funds may lend securities to certain approved brokers, dealers and other financial institutions to earn additional income. The Funds retain certain benefits of owning the securities, including receipt of dividends or interest generated by the security, but give up other rights including the right to vote proxies. The Funds retain the ability to recall the loans at any time and could do so in order to vote proxies or to sell the loaned securities. Each loan is collateralized by cash that generally exceeds the value of the securities on loan. The market value of the loaned securities is determined daily at the close of business of the Funds and any additional required collateral is delivered to each Fund on the next business day.

Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their rights to dispose of the collateral, there may be a potential loss to the Funds. Some of these losses may be indemnified by the lending agent.

The Funds have elected to invest the cash collateral in the State Street Navigator Prime Portfolio which is disclosed on the Schedule of Investments. The Funds bear the risk of loss with respect to the investment of collateral. The net securities lending income earned by the Funds for the year ended September 30, 2015, is included in the Statement of Operations.

92	NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2015, the following Funds had securities with the following values on loan:

Fund	Loaned Securities	Collateral
ICON Consumer Discretionary Fund	$2,906,189	$2,880,504
ICON Consumer Staples Fund	-	-
ICON Energy Fund	19,050,378	19,134,404
ICON Financial Fund	2,895,640	2,940,646
ICON Healthcare Fund	-	-
ICON Industrials Fund	428,337	435,825
ICON Information Technology Fund	-	-
ICON Materials Fund	492,250	495,000
ICON Utilities Fund	454,752	453,600

The value of the collateral above could include collateral held for securities that were sold on or before September 30, 2015. It may also include collateral received from the pre-funding of security loans.

Income Taxes, Dividends, and Distributions

The Funds intend to continue to qualify as regulated investment companies under Subchapter M of the Internal Revenue Code and, accordingly, the Funds will generally not be subject to federal and state income taxes or federal excise taxes to the extent that they intend to make sufficient distributions of net investment income and net realized capital gains.

Dividends paid by the Funds from net investment income and distributions of net realized short-term gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Dividends and distributions to shareholders are recorded by the Funds on the ex-dividend/distribution date. The Funds distribute income and net realized capital gains, if any, to shareholders at least annually, if not offset by capital loss carryforward. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as part of the dividends paid deduction for income tax purposes. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

Management has analyzed the Funds’ tax positions taken on federal income tax returns for all open tax periods and has concluded that no provision for federal income tax is required in the Funds’ financial statements.

NOTES TO FINANCIAL STATEMENTS	93

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the past three years, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Certain foreign countries impose a capital gains tax which is accrued by the Funds based on the unrealized appreciation, if any, on affected securities. Any accrual would reduce a Fund’s NAV. The tax is paid when the gain is realized.

Investment Income

Dividend income is recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Interest income is accrued as earned. Certain dividends from foreign securities are recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Discounts and premiums on fixed income securities purchased are accreted or amortized to income over the life of the respective securities.

Investment Transactions

Security transactions are accounted for no later than one business day after the trade date. However, for financial reporting purposes, security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on the basis of identified cost.

Allocation of Expenses

Each class of a Fund’s shares bears expenses incurred specifically on its behalf and, in addition, each class bears a portion of general expenses, based upon relative net assets of each class. Expenses which cannot be directly attributed to a specific Fund in the Trust are apportioned between all Funds in the Trust based upon relative net assets. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class-specific expenses are allocated daily to each class of shares based upon the proportion of net assets.

94	NOTES TO FINANCIAL STATEMENTS

Below are the class level expenses that are included on the Statement of Operations:

Fund*	Legal Expense	Printing and Postage Expense	Transfer Agent Expense
ICON Consumer Discretionary Fund
Class S	$6,250	$13,871	$89,714
Class C	68	127	1,625
Class A	431	1,113	10,649
ICON Consumer Staples Fund
Class S	1,412	5,062	36,267
Class C	217	422	3,109
Class A	391	1,245	7,406
ICON Energy Fund
Class S	52,032	83,894	921,538
Class C	1,624	2,429	24,387
Class A	2,498	4,163	40,611
ICON Financial Fund
Class S	4,599	14,475	67,884
Class C	28	28	645
Class A	95	212	2,954
ICON Healthcare Fund
Class S	15,774	18,876	231,637
Class C	237	207	4,093
Class A	1,809	2,132	22,275
ICON Industrials Fund
Class S	3,965	11,749	57,918
Class C	47	68	745
Class A	55	113	941
ICON Information Technology Fund
Class S	6,111	12,507	95,912
Class C	68	90	1,044
Class A	149	152	1,476
ICON Materials Fund
Class S	9,691	20,977	152,911
Class C	101	218	1,681
Class A	572	1,650	10,234
ICON Utilities Fund
Class S	1,745	3,554	37,942
Class C	235	329	2,085
Class A	342	703	4,960

*	Class C shares merged into Class A shares on September 25, 2015, for each fund other than the ICON Energy Fund and ICON Materials Fund. The information presented is for expenses incurred before the merger.

NOTES TO FINANCIAL STATEMENTS	95

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

3.  Fees and Other Transactions with Affiliates

Investment Advisory Fees

ICON Advisers, Inc. (“ICON Advisers”) serves as investment adviser to the Funds and is responsible for managing the Funds’ portfolios of securities. ICON Advisers receives a monthly management fee that is computed daily at an annual rate of 1.00% on the first $500 million of average daily net assets, 0.95% on the next $250 million, 0.925% on the next $750 million, 0.90% on the next $3.5 billion, and 0.875% on average daily net assets over $5 billion.

ICON Advisers has contractually agreed to limit its Funds’ expenses (exclusive of brokerage, interest, taxes, dividends on short sales and extraordinary expenses) to the extent necessary to ensure that the Funds’ operating expenses do not exceed the following amounts:

Fund	Class S	Class C	Class A
ICON Consumer Discretionary Fund	1.74%	-	1.99%
ICON Consumer Staples Fund	1.50%	-	1.75%
ICON Energy Fund	1.50%	2.50%	1.75%
ICON Financial Fund	1.50%	-	1.75%
ICON Healthcare Fund	1.50%	-	1.75%
ICON Industrials Fund	1.50%	-	1.75%
ICON Information Technology Fund	1.50%	-	1.75%
ICON Materials Fund	1.50%	2.50%	1.75%
ICON Utilities Fund	1.50%	-	1.75%

The Funds’ expense limitations will continue in effect until at least January 31, 2016. To the extent ICON Advisers reimburses or absorbs fees and expenses, it may seek payment of such amounts for up to three years after the expenses were reimbursed or absorbed. A Fund will make no such payment, however, if the total Fund operating expenses exceed the expense limits in effect at the time the expenses were reimbursed or at the time these payments are proposed.

96	NOTES TO FINANCIAL STATEMENTS

As of September 30, 2015 the following amounts were available for recoupment by ICON Advisers based upon their potential expiration dates:

Fund	2016	2017	2018
ICON Consumer Discretionary Fund	$1,881	$5,663	$2,426
ICON Consumer Staples Fund	3,344	11,844	56,452
ICON Financial Fund	7,072	9,577	5,455
ICON Healthcare Fund	3,191	7,400	2,687
ICON Industrials Fund	4,711	7,089	14,732
ICON Information Technology Fund	5,822	7,936	3,495
ICON Materials Fund	3,018	8,051	3,897
ICON Utilities Fund	24,519	9,172	38,184

Accounting, Custody and Transfer Agent Fees

State Street Bank and Trust Company (“State Street”) serves as the fund accounting agent for the Funds. For its services, the Trust pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

State Street is the custodian of the Trust’s investments. For its services, the Trust pays State Street asset-based fees that vary according to the number of positions and transactions, plus out-of-pocket expenses.

Boston Financial Data Services, Inc. (“BFDS”) is the Trust’s transfer agent. For these services, the Trust pays a per account fee, plus certain other transaction Cusip charges and out-of-pocket expenses. BFDS may pay each Fund transfer agent earnings credits. Transfer agent earnings credits are credits received for interest which results from overnight balances used by BFDS for clearing shareholder transactions.

Administrative Services

The Trust has entered into an administrative services agreement with ICON Advisers pursuant to which ICON Advisers oversees the administration of the Trust’s business and affairs. This agreement provides for an annual fee of 0.05% on the Trust’s first $1.5 billion of average daily net assets, 0.045% on the next $1.5 billion of average daily net assets, 0.040% on the next $2 billion of average daily net assets and 0.030% on average daily net assets over $5 billion. For the year ended September 30, 2015, each Fund’s payment for administrative services to ICON Advisers is included on the Statement of Operations. The administrative services agreement provides that ICON Advisers will not be liable for any error of judgment, mistake of

NOTES TO FINANCIAL STATEMENTS	97

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

law, or any loss suffered by the Trust in connection with matters to which the administrative services agreement relates, except for a loss resulting from willful misfeasance, bad faith or negligence by ICON Advisers in the performance of its duties.

ICON Advisers has a sub-administration agreement under which State Street assists ICON Advisers with the administration and business affairs of the Trust. For its services, ICON Advisers pays State Street a fee that is calculated daily and paid monthly at an annual rate based on the aggregate average daily net assets of the Trust.

Distribution Fees

The Funds have adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“12b-1 Plan”) under which the Funds are authorized to compensate the Funds’ distributor, ICON Distributors, Inc. (“IDI”) (an affiliate of the adviser) for the sale and distribution of shares. Under the 12b-1 Plan, Class A shareholders pay an annual distribution and service fee of 0.25% of average daily net assets. The Class C shareholders pay an annual distribution and service fee of 1.00% of average daily net assets. There is no annual distribution and service fee for Class S shares. The total amount paid under the 12b-1 plans, if any, by the Funds is shown on the Statement of Operations.

Other Related Parties

Certain Officers and Directors of ICON Advisers are also Officers and Trustees of the Funds; however, such Officers and Trustees (with the exception of the Chief Compliance Officer, “CCO”) receive no compensation from the Funds. The Trust paid 95% of the CCO’s salary and the remaining portion is paid by ICON Advisers. For the year ended September 30, 2015, the total related amounts paid by the Funds under this arrangement are included in Other Expenses on the Statement of Operations.

The Fund may reimburse ICON Advisers for legal work performed for the Fund by its attorneys outside of the advisory and administration contracts. The Board of Trustees reviews and approves such reimbursements. For the year ended September 30, 2015, the total related amounts paid by the Funds under this arrangement was $58,463 and is included in Other Expenses on the Statement of Operations.

98	NOTES TO FINANCIAL STATEMENTS

4.  Borrowings

The Trust has entered into a Line of Credit agreement/arrangement with State Street to provide temporary funding for redemption requests. Effective March 21, 2015, the maximum borrowing limit was changed from $150 million to $75 million. Interest on domestic borrowings is charged at a rate quoted and determined by State Street. The average interest rate charged for the year ended September 30, 2015, was 1.37%.

For the year ended September 30, 2015, the average outstanding loan by Fund was as follows:

Fund*	Average Borrowing (10/1/14-9/30/15)
ICON Consumer Discretionary Fund	$44,278
ICON Consumer Staples Fund	101,301
ICON Energy Fund	168,752
ICON Financial Fund	30,664
ICON Healthcare Fund	300,064
ICON Industrials Fund	13,625
ICON Information Technology Fund	48,929
ICON Materials Fund	59,112
ICON Utilities Fund	43,856

*	There were no outstanding loans at September 30, 2015.

5.  Purchases and Sales of Investment Securities

For the year ended September 30, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) was as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
ICON Consumer Discretionary Fund	$105,745,230	$122,164,169
ICON Consumer Staples Fund	2,458,231	21,501,029
ICON Energy Fund	689,598,503	766,589,096
ICON Financial Fund	43,559,612	22,133,622
ICON Healthcare Fund	194,395,453	217,372,744
ICON Industrials Fund	6,844,218	27,988,503
ICON Information Technology Fund	22,354,753	32,525,339
ICON Materials Fund	40,343,969	55,204,033
ICON Utilities Fund	51,364,184	49,271,063

NOTES TO FINANCIAL STATEMENTS	99

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

6.  Federal Income Tax

The following information is presented on an income tax basis. Differences between U.S. GAAP and federal income tax purposes that are permanent in nature are reclassified within the capital accounts. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds. These differences are due to differing treatments for items such as deferrals of wash sale losses, foreign currency transactions, partnership adjustments, and net investment losses.

For the year ended September 30, 2015, the following Funds had capital loss carryforwards:

Fund	Amounts	Expires
ICON Financial Fund	$42,760,779	2017
	43,715,782	2018
ICON Industrials Fund	19,454,414	2018
ICON Information Technology Fund	357,887	2018
ICON Utilities Fund	79,699	2018

Future capital loss carryforward utilization in any given year may be limited if there are substantial shareholder redemptions or contributions. During the year ended September 30, 2015, the following Funds utilized capital loss carryforwards:

Fund	Amount
ICON Financial Fund	$2,242,158
ICON Industrials Fund	6,885,305
ICON Information Technology Fund	6,605,630
ICON Materials Fund	9,498,011
ICON Utilities Fund	1,048,867

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”) capital losses generated by a fund may be carried over indefinitely, but these losses must be used prior to the utilization of any pre-enactment capital losses. Since pre-enactment capital losses may only be carried forward for eight years there may be a greater likelihood that all or a portion of each fund’s pre-enactment capital losses will expire unused.

100	NOTES TO FINANCIAL STATEMENTS

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2015, were as follows:

	Distributions Paid from
Fund	Ordinary Income	Realized Gain/Loss	Total Distributions Paid
ICON Consumer Discretionary Fund	$3,159,255	$4,938,010	$8,097,265
ICON Consumer Staples Fund	1,055,012	3,043,787	4,098,799
ICON Energy Fund	5,883,708	94,805,687	100,689,395
ICON Financial Fund	300,902	-	300,902
ICON Healthcare Fund	17,398,269	15,513,304	32,911,573
ICON Industrials Fund	26,242	-	26,242
ICON Materials Fund	208,262	-	208,262
ICON Utilities Fund	622,942	-	622,942

The tax characteristics of distributions paid to shareholders during the fiscal year ended September 30, 2014, were as follows:

	Distributions Paid from
Fund	Ordinary Income	Realized Gain/Loss	Total Distributions Paid
ICON Consumer Staples Fund	$188,400	$3,316,934	$3,505,334
ICON Energy Fund	7,889,789	15,162,290	23,052,079
ICON Financial Fund	278,278	-	278,278
ICON Healthcare Fund	9,719,828	20,815,093	30,534,921
ICON Industrials Fund	198,893	-	198,893
ICON Materials Fund	347, 885	-	347,885
ICON Utilities Fund	899,223	-	899,223

NOTES TO FINANCIAL STATEMENTS	101

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

As of September 30, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Ordinary Income	Undistributed Capital Gains	Late Year Loss Deferral**	Capital Loss Carryover	Unrealized Appreciation/ (Depreciation)*	Total Accumulated Earnings/ (Deficit)
ICON Consumer Discretionary Fund	$1,967,754	$2,499,539	$-	$-	$(2,098,451)	$2,368,842
ICON Consumer Staples Fund	526,008	2,182,632	-	-	1,103,446	3,812,086
ICON Energy Fund	1,572,544	-	(94,470,875)	-	(109,498,726)	(202,397,057)
ICON Financial Fund	-	-	-	(86,476,561)	(4,149,704)	(90,626,265)
ICON Healthcare Fund	16,435,757	4,598,525	-	-	(8,098,494)	12,935,788
ICON Industrials Fund	-	-	(2,188)	(19,454,414)	1,129,811	(18,326,791)
ICON Information Technology Fund	-	-	(286,389)	(357,889)	11,000,247	10,355,969
ICON Materials Fund	213,172	3,909,487	-	-	(15,021,121)	(10,898,462)
ICON Utilities Fund	25,158	-	-	(79,699)	(919,665)	(974,206)

*	Differences between the book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to tax deferral of losses on wash sales.

**	The Funds have elected to defer certain qualified late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year.

As of September 30, 2015, cost on investments for federal income tax purposes and the amount of net unrealized appreciation/(depreciation) were as follows:

Fund	Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Appreciation/ (Depreciation)
ICON Consumer Discretionary Fund	$54,622,161	$2,134,670	$(4,233,121)	$(2,098,451)
ICON Consumer Staples Fund	11,123,635	1,659,194	(555,748)	1,103,446
ICON Energy Fund	473,918,553	5,167,398	(114,666,284)	(109,498,886)
ICON Financial Fund	57,742,770	828,247	(4,977,855)	(4,149,608)
ICON Healthcare Fund	117,643,272	2,845,144	(10,943,638)	(8,098,494)
ICON Industrials Fund	14,174,964	2,605,805	(1,475,994)	1,129,811
ICON Information Technology Fund	37,063,226	12,131,645	(1,131,398)	11,000,247
ICON Materials Fund	79,842,509	2,206,734	(17,227,855)	(15,021,121)
ICON Utilities Fund	25,938,076	347,742	(1,267,329)	(919,587)

102	NOTES TO FINANCIAL STATEMENTS

7.  Subsequent Events

On October 15, 2015, the Board of Trustees of the ICON Materials Fund voted in favor of changing: (i) the name from the ICON Materials Fund to the ICON Natural Resources Fund, and (ii) its principal investment strategies from investing in the Materials sector to investing in companies with operations throughout the world that own, explore or develop natural resources and other basic commodities or supply goods and services to such companies. The change will be effective January 22, 2016. For these purposes, “natural resources” generally includes, but is not limited to: energy (such as electricity and gas utilities, producers and developers, equipment and services, storage and transportation, gas/oil refining and marketing, service and drilling, pipelines and master limited partnerships (MLPs)), alternative energy (such as uranium, coal, nuclear, hydrogen, wind, solar, fuel cells), industrial products (such as building materials, cement, packaging, chemicals, materials infrastructure, supporting transport and machinery), forest products (such as lumber, plywood, pulp, paper, newsprint, tissue), base metals (such as aluminum, copper, nickel, zinc, iron ore and steel), precious metals and minerals (such as gold, silver, platinum, diamonds), and agricultural products (grains and other foods, seeds, fertilizers, water). The Fund’s strategy change poses challenges and risks. The Fund’s principal investment risks will include global natural resources risk, foreign investment risk, developing and emerging markets risk, industry and concentration risk, regional focus risk and globalization risks. A Registration Statement relating to the name and strategy change has been filed with the United States Securities and Exchange Commission but has not yet become effective. You can find the change at: www.sec.gov or at www.iconfunds.com. You can also get this information at no cost by calling 1-800-764-0442, or by sending an email request to fulfillment@iconadvisers.com.

NOTES TO FINANCIAL STATEMENTS	103

REPORT OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

To the Board of Trustees and Shareholders of the ICON Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of ICON Consumer Discretionary Fund, ICON Consumer Staples Fund, ICON Energy Fund, ICON Financial Fund, ICON Healthcare Fund, ICON Industrials Fund, ICON Information Technology Fund, ICON Materials Fund, and ICON Utilities Fund (nine of the portfolios constituting ICON Funds, hereafter referred to as the “Funds”) at September 30, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Kansas City, Missouri

November 18, 2015

104	REPORT OF ACCOUNTING FIRM

SIX MONTH HYPOTHETICAL EXPENSE EXAMPLE

SEPTEMBER 30, 2015 (UNAUDITED)

Example

As a shareholder of a Fund you may pay two types of fees: transaction fees and fund-related fees. Certain funds charge transaction fees, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees. Funds also incur various ongoing expenses, including management fees, distribution and/or service fees, and other fund expenses, which are indirectly paid by shareholders.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the various ICON Funds and to compare these costs with the ongoing costs of investing in other mutual funds. This Example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the six-month period (4/01/15 – 9/30/15).

Actual Expenses

The first line in the table for each Fund provides information about actual account values and actual expenses. The Example includes, but is not limited to, management fees, 12b-1 fees, fund accounting, custody and transfer agent fees. However, the Example does not include client specific fees, such as the $15 fee charged to IRA accounts, or the $15 fee charged for wire redemptions. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the table for each Fund provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads),

EXPENSE EXAMPLE	105

redemption fees, or exchange fees that may be charged by other funds. Therefore, this information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expense Paid During Period 4/1/15-9/30/15*	Annualized Expense Ratio 4/1/15 - 9/30/15*
Actual Expenses
ICON Consumer Discretionary Fund
Class S	$1,000	$952.00	$7.19	1.47%
Class A	1,000	949.40	10.26	2.10%
ICON Consumer Staples Fund
Class S	1,000	985.30	7.47	1.50%
Class A	1,000	983.60	8.70	1.75%
ICON Energy Fund
Class S	1,000	799.60	6.45	1.43%
Class C	1,000	795.40	10.98	2.44%
Class A	1,000	798.70	7.53	1.67%
ICON Financial Fund
Class S	1,000	929.20	7.21	1.49%
Class A	1,000	929.50	8.51	1.76%
ICON Healthcare Fund
Class S	1,000	886.60	6.67	1.41%
Class A	1,000	885.80	8.13	1.72%
ICON Industrials Fund
Class S	1,000	891.50	7.82	1.65%
Class A	1,000	891.60	8.35	1.76%
ICON Information Technology Fund
Class S	1,000	969.50	7.21	1.46%
Class A	1,000	967.60	8.63	1.75%
ICON Materials Fund
Class S	1,000	781.80	6.52	1.46%
Class C	1,000	777.70	11.14	2.50%
Class A	1,000	780.70	7.99	1.79%
ICON Utilities Fund
Class S	1,000	968.20	7.40	1.50%
Class A	1,000	968.00	8.68	1.76%

106	EXPENSE EXAMPLE

	Beginning Account Value 4/1/15	Ending Account Value 9/30/15	Expense Paid During Period 4/1/15-9/30/15*	Annualized Expense Ratio 4/1/15 - 9/30/15*
Hypothetical (assuming a 5% return before expenses)
ICON Consumer Discretionary Fund
Class S	$1,000	$1,017.70	$7.44
Class A	1,000	1,014.54	10.61
ICON Consumer Staples Fund
Class S	1,000	1,017.55	7.59
Class A	1,000	1,016.29	8.85
ICON Energy Fund
Class S	1,000	1,017.90	7.23
Class C	1,000	1,012.84	12.31
Class A	1,000	1,016.70	8.44
ICON Financial Fund
Class S	1,000	1,017.60	7.54
Class A	1,000	1,016.24	8.90
ICON Healthcare Fund
Class S	1,000	1,018.00	7.13
Class A	1,000	1,016.44	8.69
ICON Industrials Fund
Class S	1,000	1,016.80	8.34
Class A	1,000	1,016.24	8.90
ICON Information Technology Fund
Class S	1,000	1,017.75	7.38
Class A	1,000	1,016.29	8.85
ICON Materials Fund
Class S	1,000	1,017.75	7.38
Class C	1,000	1,012.53	12.61
Class A	1,000	1,016.09	9.05
ICON Utilities Fund
Class S	1,000	1,017.55	7.59
Class A	1,000	1,016.24	8.90

*	Expenses are equal to the Fund’s six month expense ratio annualized and multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.

Total returns exclude applicable sales charges. If sales charges were included (maximum 5.75%), returns would be lower.

EXPENSE EXAMPLE	107

BOARD OF TRUSTEES AND FUND OFFICERS

(UNAUDITED)

The ICON Funds Board of Trustees (“Board”) consists of four Trustees who oversee the 17 ICON Funds (the “Funds”). The Board is responsible for general oversight of the Funds’ business and for assuring that the Funds are managed in the best interest of the Funds’ shareholders. The Trustees, and their ages, and principal occupations are set forth below. The address of the Trustees is 5299 DTC Blvd., Suite 1200, Greenwood Village, CO 80111. Trustees have no official term of office and generally serve until they resign or are not re-elected.

Interested Trustee

Craig T. Callahan, 64, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013 to present); and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) and President (2008 to 2013 and 2014 to present) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of ICON Management & Research Corporation (“IM&R”), the parent company of ICON Advisers and IDI.

Independent Trustees

Glen F. Bergert, 65. Mr. Bergert has been a Trustee of the Funds since 1999. Mr. Bergert is President of Venture Capital Management LLC (1997 to present), General Partner of SOGNO Partners LP, a venture capital company (2001 to present), General Partner of Bergert Properties, LLP, a real estate holding company (1997 to present), General Partner of Pyramid Real Estate Partnership, a real estate development company (1998 to present), General Partner of Chamois Partners, LP, a venture capital company (2004 to present) and was previously a General Partner with KPMG Peat Marwick, LLP (1979 to 1997). Mr. Bergert is also a Director of Delta Dental of California, an insurance company (2013 to present and 2006 to 2012), Delta Dental of Pennsylvania, an insurance company (1998 to 2009 and 2010 to present), Dentegra Group, Inc, an insurance holding company (2010 to 2014) and Delta Reinsurance Corporation (2000 to 2009 and 2011 to 2014). Mr. Bergert was a Director of Herre Bros, Inc., a contracting company (1998 to 2011).

108	TRUSTEES AND OFFICERS

John C. Pomeroy, Jr., 68. Mr. Pomeroy has been a Trustee of the Funds since November 2002. Mr. Pomeroy is Chief Investment Officer and Director of Investments, Pennsylvania State University (2001 to present) and was Portfolio Manager and Product Manager, Trinity Investment Management Corporation (1989 to 2001).

R. Michael Sentel, 67. Mr. Sentel has been a Trustee of the Funds since their inception. Mr. Sentel is a Senior Attorney with the U.S. Department of Education (1996 to present). Mr. Sentel also provides legal representation as a sole practitioner with an emphasis on corporate and transactional law. He served as general counsel to numerous public companies and served on the board of directors of one of these clients. Mr. Sentel began his legal career with the U.S. Securities and Exchange Commission’s Division of Enforcement and served as a Branch Chief (1980 to 1981). Later he served as the Section Chief for the Professional Liability Section of the Federal Deposit Insurance Corp. with responsibility for the Rocky Mountain Region (1991 to 1994).

The Officers of the Funds are:

Craig T. Callahan, 64, Chairman of the Board. Dr. Callahan has been a Trustee of the Funds since their inception. Dr. Callahan also serves as Chief Executive Officer (2013 to present); President (1998 to 2013 and 2014 to present) and Chairman of the Investment Committee (2005 to present) and served as the Chief Investment Officer (1991 to 2004) of ICON Advisers. Dr. Callahan is also Executive Vice President (2005 to present); Director (1991 to present); and was previously President (1998 to 2005) and Chief Compliance Officer (2005) of IDI. Dr. Callahan also serves as the President (1998 to present) and Chairman of the Board of Directors (1994 to present) of IM&R, the parent company of ICON Advisers and IDI.

Donald Salcito, 62. Mr. Salcito serves as Vice President and Secretary of the Funds (November 15, 2006 to present). Mr. Salcito is also Executive Vice President and General Counsel (September 2005 to present) of ICON Advisers; Director of IM&R (2005 to present); Executive Vice President, Secretary, General Counsel of IDI (2005 to present). Previously, he was a Partner in various national law firms, practicing in the securities law area. (1980 to 2005).

Carrie M. Schoffman, 42. Ms. Schoffman has been a Vice President and Principal Financial Officer/Treasurer of the Funds since June 2013. Ms. Schoffman is also Chief Compliance Officer (2013 to present and 2004 to 2008) and Anti-Money Laundering Officer (2013 to present) of the ICON Funds. She is Senior Vice President (2011 to present) and Chief Compliance Officer (2013 to present and 2004 to 2011) of ICON Advisers. Previously, she was a Staff Accountant with the Securities and Exchange Commission

TRUSTEES AND OFFICERS	109

(2003 to 2004) and also an Experienced Manager (2001 to 2003) and a Senior Associate/Associate (1996 to 2001) at PricewaterhouseCoopers LLP.

Lesley Caviness, 49. Ms. Caviness serves as Assistant Treasurer of the Funds (2014 to present). She has worked at ICON (2007-2008 and 2010-present) in fund accounting, compliance, business intelligence and performance capacities. Prior to working at ICON, Ms. Caviness was a Real Estate Broker at Seasons Real Estate Group (2008-2012) and Signature Real Estate (2014-present), Finance Manager at Navigant (2000-2007), and Associate/Senior Associate (1996 to 2000) at PricewaterhouseCoopers LLP.

110	TRUSTEES AND OFFICERS

OTHER INFORMATION (UNAUDITED)

Renewal of Investment Advisory Agreement

On August 10, 2015, the Board of Trustees, including all of the Trustees that are not “interested persons” of the Trust (the “Independent Trustees”), approved continuation of the Advisory Agreements with the Adviser for each Fund for an additional one-year term commencing October 1, 2015.

In determining to renew the investment advisory agreements between ICON Funds (the “Trust”) and ICON Advisers, Inc. (“ICON” or the “Adviser”) the Trustees requested, was provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Investment Advisory Agreement dated October 9, 1996, as amended (related to the Sector Funds, the International Funds and ICON Fund) and under the Trust’s Investment Advisory Agreement dated July 9, 2002 and effective October 1, 2002, as amended (related to the U.S. Diversified Funds — Bond, Risk-Managed Balanced, Equity Income, Opportunities and Long/Short Funds) (collectively, the “Advisory Agreements”), for an additional one-year term commencing October 1, 2015. The Trustees agreed that consideration of the Advisory Agreements should also include consideration of other agreements between the Adviser and the Trust that impact provisions of the Advisory Agreements, including expense limitation agreement as amended effective September 25, 2015.

The Trustees were provided with and reviewed data with respect to the Adviser, its personnel, and the services provided and to be provided to each Fund by the Adviser under the Trust’s Advisory Agreements, Administrative Services Agreement and Expense Limitation Agreement and the Distribution Agreement with ICON Distributors, Inc. (“IDI”). The data included information concerning advisory, distribution and administrative services provided to the Funds by ICON and its related companies; information concerning other businesses of those companies; comparative data obtained from Strategic Insight (“SI”) related to Fund performance and Fund expenses (the “SI Report”). The data also included an analysis of the management style to be applied and the style applied to the Funds’ ratings of the Funds’ performance in their management style on the AthenaInvest system (the “AthenaInvest Data”) and a presentation on the Adviser’s investment model.

The Board convened a meeting with SI on July 29, 2015 to discuss the SI Report and the information contained within the SI Report. Avi Nachmany, Co-Founder and Director of Research of SI and Kevin Shine, Senior Managing Director, U.S. Research & Advisory of SI, discussed the findings of the SI Report with the independent directors. Management personnel participated in the SI meeting convened to discuss the data for and with the Board. At the

OTHER INFORMATION	111

meeting, SI discussed its methodology, peer selection and the difficulty with some sector funds, expenses and fees, and performance relative to the respective Fund’s peers. SI also discussed the Funds size and how a respective Fund’s size would affect economies of scale, in particular, operating expenses.

Also included in the 15(c) discussion was a briefing on factors affecting the ICON investment model; expenses and expense ratios of each Fund and other ICON managed products; relative performance of each Fund; status of expense reimbursements to the Funds by the Adviser; sales and marketing initiatives; specific business factors affecting IDI; the work load on ICON as adviser and administrator to the Funds; current profitability of ICON; staffing levels and staff morale.

The Independent Trustees were represented by independent legal counsel in this process. In August 2015, after participating in the meeting with SI and management, the Independent met separately as a group in private sessions with their independent legal counsel to review and discuss the foregoing information. Based on these discussions, independent legal counsel and/or the Lead Independent Trustee also contacted management to request additional information concerning the AthenaInvest rankings and other issue raised in the SI meeting. In addition, the Board received materials from legal counsel discussing the legal standards applicable to their consideration of the ICON-Trust agreements.

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed information relating to ICON’s operations and personnel. Among other things, the Adviser provided biographical information on its professional staff and descriptions of its organizational and management structure. In the course of their deliberations the Board evaluated, among other things, information relating to the investment philosophy, strategies and techniques used in managing each Fund, the qualifications and experience of ICON’s investment personnel, ICON’s compliance programs, ICON’s brokerage practices, including the extent to which the Adviser obtains research through “soft dollar” arrangements with the Funds’ brokerage, compliance reports on the foregoing, and the financial and non-financial resources available to provide services required under the Advisory Agreement.

During the discussion, the SI Report and the AthenaInvest Data were discussed and management personnel showed performance for each fund and discussed the factors affecting performance. The Board inquired from SI whether there was any correlation between fund expenses and performance, and SI saw no correlation with the ICON Funds. During the discussion on performance, management personnel noted that from a strategy (Athena) perspective, 2014

112	OTHER INFORMATION

was very difficult for active managers. Behaviors that historically have been rewarded and led to high strategy consistency ratings were not rewarded in 2014. Those behaviors include willingness to look different from an index, concentration of securities, conviction in securities selections, and holding stocks similar to other managers in a stated strategy. Causing further frustration in 2014, many stock and industry moves were not based on value, as ICON measures it. Something changed entering 2015. Behaviors that have been associated with superior performance in the past have been rewarded in the first part of 2015. Industry and sector selection have been better contributors to performance the first half of 2015 meaning that, more than last year, sector and industry tilts have been rewarded. ICON measures how sector indexes are in correlation with the S&P 1500 and 600 Indexes on a trailing 13-week basis. In 2015, the correlations have dropped, indicating sector differences in performance. Along with the decreasing correlations, sector returns have changed from 2014. Utilities was #1 in 2014, but is the worst at #10 for 2015. Consumer Discretionary has swung from #6 in 2014 to #2 the first half of 2015. In summary, value has been useful in rotating and capturing the industry and sector leadership of 2015.

In addition, in 2014 large cap stocks beat small cap stocks. As indexes are market capitalization weighted, index huggers did well in 2014. For the first six months of 2015, S&P 500 Index gained 1.56% whereas the S&P Small Cap 600 Index beat it, gaining 4.15%. In this market setting the ICON Funds did well across the Fund family: sector funds, diversified funds and international funds.

The Trustees noted that Advisers’ performance relative to other valuation managers as judged by the AthenaInvest system is above the medium. SI also noted that from a performance point of view, the Funds in the SI Report are compared using the Morningstar data, and there is no Morningstar category for “all cap” funds, but all ICON Funds are improving.

The Board addressed style consistency with the Adviser. Management advised that, based on the Adviser’s own analysis, and with the restructuring of the Adviser, the Adviser has continued an additional level of review on the Portfolio Managers (“PMs”) to make sure they are adhering to the ICON System; the Senior Vice President of Fund Management has been systematically tracking the Funds’ performance; he evaluates each of the ICON Funds to help ensure all PMs are investing consistently and in accordance with the ICON System by evaluating the Funds from an attribution perspective in monthly meetings.

In connection with reviewing data bearing upon the nature, quality, and extent of services furnished by ICON to each Fund, the Board assessed data concerning ICON’s staffing, systems and facilities. The Board also assessed

OTHER INFORMATION	113

ICON’s non-Trust business to see if there are any initiatives that would dilute service to the Trust. The Board concluded:

A.  That the breadth and the quality of investment advisory and other services being provided to each Fund is satisfactory, as evidenced in part by efforts to address and improve the performance record of each Fund when compared with the performance records of a peer group of comparable funds and markets in general;

B.  That the breadth and the quality of investment advisory and other services being provided to each Fund are satisfactory, the Adviser’s performance is competitive with other fund managers in the value style group, and the Adviser has applied a disciplined approach in the style specified in the Funds’ offering document;

C.  That ICON has made significant expenditures in the past year and in prior years to ensure that it has the sophisticated systems and the highly trained personnel necessary for it to be able to continue to provide quality service to the Funds’ shareholders, including the dedication of substantial resources to ICON’s investment and methodology;

D.  That the Board, after considering compliance reports and compliance initiatives undertaken during the year and conducting individual interviews with selected PMs, is satisfied with the research and portfolio management, that research and portfolio management is being constantly evaluated and improved upon; and that the PMs are evaluating trading services systematically, the Board concluded that the Adviser is providing the Funds with professional management of the nature, quality and scope required by the Funds; and

E.  The risks assumed by ICON in providing investment advisory services to each Fund, including the capital commitments which have been made in the past and which continue to be made by ICON to ensure the continuation of the highest quality of service to the Trust, is made with the recognition that shareholders may redeem their shares at any time without notice and the Trust’s advisory relationship with ICON may be terminated at any time and must be renewed on an annual basis.

In considering the reasonableness of the fees paid to the Adviser for managing each Fund, the Board reviewed, among other things, data concerning other funds from the SI Report, financial statements of the Adviser and an analysis of the profitability of the Adviser, and its affiliates, and their relationship with each Fund over various time periods. Such analysis identified all revenues and other benefits received by the Adviser and its affiliates from managing each Fund, the costs associated with providing such services and the resulting profitability to the Adviser and its

114	OTHER INFORMATION

affiliates and a comparison of similar data from reports filed by publicly traded firms.

The Board assessed actual (net) fees for advisory services and Fund expense ratios under the contractual relationship (the Advisory agreements and the Expense Limitation Agreements) with the Adviser as opposed to the fees specified in the applicable Advisory Agreement and expense ratios without application of the expense limitations and concluded that the focus should be on actual expense ratios after application of the Expense Limitation Agreements.

The Board considered the current and anticipated asset levels of each Fund and the contractual commitments of the Adviser to waive fees and pay expenses of the Funds from time to time to limit the total expenses of the Funds. In this regard the Board discussed asset levels in each Fund covered by the Advisory Agreements. ICON’s ability to provide the services called for under the Advisory Agreements was assessed in light of current and projected asset levels. Fund expenses and expense ratios were also assessed in light of current and projected asset levels. The Board concluded that the Adviser has the resources necessary to provide the services called for under the Advisory Agreements; that profitability to the Adviser and its affiliates from their relationship with the Funds, and services provided to the Funds, is not excessive; and that the Adviser is not realizing material benefits from economies of scale that would warrant adjustments to the fees for any Fund at this time. The Board of Trustees concluded that, in light of the nature, extent and quality of the services provided by the Adviser and the levels of profitability associated with providing these services, the fees charged by the Adviser under the Advisory Agreements to each Fund are reasonable.

In connection with assessing data bearing on the fairness of fee arrangements, the Board considered the SI Report. It was noted that SI was selected at the May Board meeting to prepare its report, an extensive analysis of the expense data of other comparable funds; and that Trustee input was solicited and provided in the process. Among other information discussed, it was noted that:

A.  the advisory fee structures of the Funds are within the range of funds considered in the comparison with advisory fees and expense ratios of other similarly managed funds as set forth in the comparative data;

B.  ICON has contractually agreed to impose expense limitations on each and every Fund at a cost to ICON;

C.  ICON has contractually committed to break points in its fees so that economies of scale could be realized as a Fund grows in assets, for the benefit of Fund shareholders.

OTHER INFORMATION	115

The Board also considered the fees charged by the Adviser to other advisory clients as outlined in its Registration Application on Form ADV in connection with assessing data bearing on the fairness of fee arrangements. The Trustees noted that certain ICON institutional/sub-advised type accounts have lower fees than the fees paid by the Funds for a number of reasons, including but not limited to, those clients call for different commitments of time, institutional clients have low and predictable turnover of assets, in competition joint costs are apportioned among paying customers according to elasticity of demand and the Adviser has a limited level of responsibility in sub-managed accounts, or accounts with an investor agent/advisor.

The Board noted that the Funds’ redemptions were similar to industry averages which showed two things: 1) that the Funds’ Performance was not adversely impacting fund redemptions, and 2) that the fees and costs were competitive when compared to size. The Board noted that there are thousands of mutual funds competing; that investors can search and trade funds on the internet or on platforms at very little or no cost; and that if the Adviser were overcharging for its services, with its performance being what it is, the Board would have expected redemptions in excess of industry norms.

The Board concluded that the Adviser is providing the Funds with professional management at a fair, reasonable and competitive price.

In connection with assessing the direct and indirect benefits to ICON from serving as the Funds’ adviser, the Board discussed services provided under the Distribution Agreement and the Administrative Services Agreement which are in addition to services under the Advisory Agreements. It was noted that IDI does not charge a fee to the Funds for its services and that ICON’s fee for administrative services appears to be consistent with such fees in other fund groups. The Board noted that ICON receives research assistance (primarily in the form of data) from the use of soft dollars generated from Fund portfolio transactions; that such research assists ICON in providing quality advisory services; that Trust and Adviser compliance personnel continuously evaluate and report on the soft-dollar arrangements and related costs; and the Board concluded that the arrangements are consistent with Fund brokerage practices and benefit the Funds and their shareholders.

Based on these considerations, the Board, including all of the Independent Trustees, concluded that: 1) the continuation of the Advisory Agreements was in the best interests of each Fund and its shareholders, 2) the services to be performed under the Advisory Agreements were required for the operation of the Funds, 3) the advisory services were satisfactory to the Funds in the past, and 4) the fees for the advisory services and other benefits from the relationship with the Trust received by ICON, and its

116	OTHER INFORMATION

affiliates, were consistent with fees paid by similar funds and other clients of ICON, and were reasonable in light of the comparative data, and within the range of what would have been negotiated at arm’s length in light of all the circumstances.

Supplemental Tax Information

For corporate shareholders, the following percentage of the total ordinary income dividends paid during the fiscal year ended September 30, 2015, qualifies for the corporate dividends received deduction for the following Funds:

Fund	Dividends Received Deduction
ICON Consumer Discretionary Fund	13.2%
ICON Consumer Staples Fund	77.3
ICON Energy Fund	91
ICON Financial Fund	100
ICON Healthcare Fund	4.2
ICON Industrials Fund	100
ICON Materials Fund	100
ICON Utilities Fund	100

For the fiscal year ended September 30, 2015, the following funds paid qualified dividend income:

Fund	Amount
ICON Consumer Discretionary Fund	13.6%
ICON Consumer Staples Fund	78.7%
ICON Energy Fund	99%
ICON Financial Fund	100%
ICON Healthcare Fund	4.3%
ICON Industrials Fund	100%
ICON Materials Fund	100%
ICON Utilities Fund	100%

The Funds designate the following amounts, or the maximum amount needed, as long-term capital gain distributions qualifying for the maximum 20% income tax rate for individuals:

Fund	Amount
ICON Consumer Discretionary Fund	$4,938,010
ICON Consumer Staples Fund	3,043,787
ICON Energy Fund	94,805,687
ICON Healthcare Fund	15,513,304

OTHER INFORMATION	117

Portfolio Holdings

Information related to the 10 largest portfolio holdings of each Fund is made available at www.iconfunds.com within approximately 10 business days after month-end. Additionally, a complete list of each Fund’s holdings is made available approximately 30 days after month-end. Each ICON Fund also files a complete schedule of portfolio holdings for the first and third quarters of its fiscal year with the Securities and Exchange Commission (the “Commission”) on Form N-Q. The ICON Funds’ Forms N-Q are available at www.sec.gov or may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

A summarized description of the policies and procedures the ICON Funds use to vote proxies is available free of charge at www.iconfunds.com or by calling 1-800-764-0442.

Information about how the ICON Funds voted proxies related to each Fund’s portfolio securities during the 12-month period ended June 30 is available free of charge at www.iconfunds.com or on the Commission’s website at www.sec.gov.

Cost Basis Information

Effective January 1, 2012, federal law requires mutual fund companies to maintain and report a shareholder’s cost basis by tax lot, gain/loss information and holding period of covered shares to the Internal Revenue Service on Form 1099. Covered shares are mutual fund shares acquired on or after January 1, 2012. A fund is not required to maintain and report information for shares not deemed as covered.

The new law requires each fund to elect a default tax identification methodology in order to perform the required reporting. As a result, the Trust has chosen Average Cost as its default tax identification methodology. This is the method each Fund will use. However, at the time of purchase or upon the sale of covered shares, shareholders may choose a different tax identification method. Furthermore, if you purchase shares through a financial intermediary, please contact the intermediary to find out what default tax identification method they will use. We recommend that you consult your tax adviser to determine which tax identification methodology best suits your individual tax situation.

118	OTHER INFORMATION

For More Information

This report is for the general information of the Funds’ shareholders and is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. You may obtain a copy of the prospectus, which contains information about the investment objectives, risks, charges, expenses, and share classes of each ICON Fund, by visiting www.iconfunds.com or by calling 1-800-764-0442. Please read the prospectus carefully before investing.

ICON Distributors, Inc., Distributor.

OTHER INFORMATION	119

ICON FUNDS PRIVACY INFORMATION

FACTS	WHAT DOES ICON DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  income and transaction history

■  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons ICON chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does ICON share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-764-0442 for the ICON Funds and 1-800-828-4881 for ICON Advisers, Inc. and ICON Distributors, Inc.

120	FUNDS PRIVACY INFORMATION

Who we are
Who is providing this notice?	ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc. (collectively “ICON”)
What we do
How does ICON protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Contracts with our service providers require them to restrict access to your non-public personal information, and to maintain physical, electronic and procedural safeguards against unintended disclosure.

How does ICON collect my personal information?

We collect your personal information, for example, when you

■  open an account or enter into an investment advisory contract

■  provide account information or give us your contact information

■  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■  Our affiliates include financial companies such as ICON Funds, ICON Advisers, Inc., and ICON Distributors, Inc.

Nonaffiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

■  Nonaffiliates we share with can include financial companies such as custodians, transfer agents, registered representatives, financial advisers and nonfinancial companies such as fulfillment, proxy voting, and class action service providers

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ ICON doesn’t jointly market

FUNDS PRIVACY INFORMATION	121

For more information about the ICON Funds, contact us:

By Telephone	1-800-764-0442

By Mail	ICON Funds P.O. Box 55452 Boston, MA 02205-8165

In Person	ICON Funds 5299 DTC Boulevard, 12th Floor Greenwood Village, CO 80111

On the Internet	www.iconfunds.com

By E-Mail	info@iconadvisers.com

Item 2. Code of Ethics.

(a) The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b) Not used.

(c) There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d) The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e) Not applicable.

(f) See the attached Exhibit.

Item 3. Audit Committee Financial Expert.

3(a)(1) The Registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2) The audit committee financial experts are Glen F. Bergert and R. Michael Sentel, who are “independent” for purposes of this Item 3 of Form N-CSR.

3(a)(3) Not applicable.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

In each of the fiscal years ended September 30, 2015 and September 30, 2014, the aggregate Audit Fees billed (or to be billed) by PricewaterhouseCoopers LLP (“PwC”) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below. All of the below fees were paid by the Registrant.

2015	2014
$365,365	$375,563

(b)	Audit-Related Fees

In each of the fiscal years ended September 30, 2015 and September 30, 2014, the aggregate Audit-Related Fees billed (or to be billed) by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund’s financial statements, but not reported as Audit Fees, are shown in the table below.

2015	2014
$0	$0

(c)	Tax Fees

In each of the fiscal years ended September 30, 2015 and September 30, 2014 the aggregate Tax Fees billed (or to be billed) by PwC for professional services rendered for tax return preparation, tax compliance, tax advice and tax planning are shown in the table below. All of the below fees were paid by the Registrant.

2015	2014
$134,800	$136,500

(d)	All Other Fees

In each of the fiscal years ended September 30, 2015 and September 30, 2014 the aggregate Other Fees billed (or to be billed) by PwC for all other non-audit services rendered are shown in the table below. All of the below fees were paid by the Registrant.

2015	2014
$0	$0

(e)(1) The audit committee of the Registrant’s Board of Trustees is required to pre-approve all services to be provided by the independent accountants to the Registrant or the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Registrant to determine whether the services performed by the independent accountants impair their independence from the Registrant. The audit committee has delegated authority to the Chairman of the audit committee, subject to review and ratification by the full audit committee.

(e)(2) 100% of the fees were approved by the Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) if Rule 2-01 of Regulation S-X.

(f) For the fiscal year ended September 30, 2015, the percentage of hours spent on the audit of the Registrant’s financial statements that were attributed to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) See Item 4(d) above.

(h) There were no non-audit fees provided by PwC in the fiscal year ending September 30, 2015 or September 30, 2014 to the investment adviser or to any entity controlling, controlled by, or under common control with the investment adviser that provides on-going services to the Registrant.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) The schedule of investments in securities of unaffiliated issuers is included in Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The code of ethics is attached.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ICON Funds

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date	December 4, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Craig T. Callahan
Craig T. Callahan, President and Chief Executive Officer (Principal Executive Officer)

Date	December 4, 2015

By (Signature and Title)*	/s/ Carrie M. Schoffman
Carrie M. Schoffman, Vice President, Chief Compliance Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)

Date	December 4, 2015

*	Print the name and title of each signing officer under his or her signature.